UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01090

NOMURA PARTNERS FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

4 Copley Place, 5th Floor

CPH-0326

Boston, MA 02116

(Address of Principal Executive Offices)(Zip Code)

4 Copley Place, 5th Floor

CPH-0326

Boston, MA 02116

COPIES TO:

Nora M. Jordan, Esq.

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 1-800-535-2726

Date of Fiscal Year End: September 30

Date of Reporting Period: October 1, 2011 – September 30, 2012

Item 1.        Reports to Stockholders.

Nomura Partners Funds

The World from Asia

NOMURA

Annual Report

September 30, 2012

Nomura Partners Funds, Inc.

The Japan Fund

Asia Pacific ex Japan Fund

India Fund

Greater China Fund

Global Equity Income Fund

Global Emerging Markets Fund

International Equity Fund

IMPORTANT INFORMATION

The global equity markets have produced short-term returns for some sectors/asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, performance may be subject to substantial short-term changes.

The views in this report are those of the managers of the series of the Nomura Partners Funds, Inc. (the “Funds”) as of September 30, 2012 and may not reflect their views on the date this report is first published or anytime thereafter and should not be considered investment advice. Statements concerning financial market trends are based on current market conditions, which will fluctuate. References to specific securities and issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. This report may contain discussions about investments that may or may not be held by the Funds as of the date of this report. Holdings and allocations are subject to change. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long-term.

Investing includes risk, including possible loss of principal. International investing involves certain risks and increased volatility not associated with investing solely in the U.S. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are magnified in the Funds which invest in emerging markets. Funds focusing on a single country, limited geographic areas and/or limited sectors may result in greater market volatility. Also, the Funds may invest in securities issued by smaller companies, which typically involves greater risk than investing in larger, more established companies. The Funds may utilize derivatives that may result in losses.

The Tokyo Stock Exchange Price Index (“TOPIX”) is an unmanaged capitalization weighted measure (adjusted in U.S. Dollars) of all shares listed on the first section of the Tokyo Stock Exchange. The MSCI All Country (AC) Asia Pacific ex Japan Index is an unmanaged free float-adjusted market capitalization index designed to measure the equity market performance in the Asia Pacific region excluding Japan. The Shanghai Stock Exchange A Share Index is a nonprofit organization run by the China Securities Regulatory Commission (CSRC); A-shares are quoted in yuan and are only available to foreign investment through a qualified program. The MSCl lndia Index is an unmanaged free float-weighted equity index representing approximately 59 companies in India. The MSCI Golden Dragon Index is an unmanaged free float-adjusted market capitalization index which measures equity market performance in the China region. The MSCI World Index is an unmanaged free float-adjusted market capitalization-weighted index that measures the equity market performance of developed markets. The MSCI World Value Index is a free float-weighted index based on a parent index (MSCI World Index) which includes large and mid stocks across 24 Developed Markets countries. The MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index which measures equity market performance of emerging markets. The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI Japan Index is a free float-adjusted index that includes every listed security in the Japanese market. The MSCI Hong Kong Index identifies every security listed in the Hong Kong market. Securities are free float-adjusted and screened by size, liquidity and minimum free float. The MSCI China Index is a free float-adjusted market capitalization-weighted index of Chinese equities that include China-affiliated corporations and H-Shares listed on the Hong Kong Exchange and B-Shares listed on the Shanghai and Shenzhen exchanges. The MSCI Taiwan Index is a free float-adjusted market capitalization index which represents Taiwanese companies that are available to investors worldwide. The MSCI Total Return Indices (MSCI Daily Total Return Net Japan Index, MSCI Daily Total Return Net Europe Index, MSCI Daily Total Return Net Pacific ex Japan Index) measure the price performance of named markets with the income from constituent dividend payments. The returns of the indexes assume dividends are reinvested gross of withholding tax and, unlike the Funds’ returns, are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Funds’ performance. One cannot invest directly in an index.

Price-to-book ratio is the ratio of a stock’s latest closing price divided by its book value per share. Book value is the total assets of a company minus total liabilities. H Shares are shares of a company incorporated in the Chinese mainland that are listed on the Hong Kong Stock Exchange or other foreign exchange.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

(www.mscibarra.com)

Performance Summary (Unaudited) – The Japan Fund (the “Fund”)

September 30, 2012

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 9/30/12

	6 Month*	1 Year	3 Year	Since Inception (12/29/08)**
The Japan Fund — Class A (with load)	-13.07%	-6.10%	-0.95%	2.05%
(without load)	-7.77%	-0.34%	1.02%	3.66%
The Japan Fund — Class C (with load)	-9.12%	-1.10%	0.14%	2.88%
(without load)	-8.12%	-1.10%	0.14%	2.88%
The Japan Fund — Class I	-7.59%	-0.14%	1.16%	3.92%
TOPIX	-7.53%	-2.01%	-0.32%	2.47%

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 1.78% for Class A, 2.56% for Class C, and 1.42% for Class I. However, the advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2013 to limit (net) operating expenses to 1.60% (excluding Distribution and Service (12b-1) Fees, interest expense and certain other expenses) for all classes. Otherwise, returns shown would have been lower. Shares held less than 30 days may be subject to a 2.0% redemption fee. Please call 800-535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

*	Not annualized.
**	Class A, C and I launched on December 29, 2008. Class S has been in existence since 1962 and is presented in a separate table.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

Nomura Partners Funds	The World from Asia	:	1

Performance Summary (Unaudited) (concluded) – The Japan Fund

September 30, 2012

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) is 1.65%. However, the advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2013 to limit (net) operating expenses to 1.60% (excluding Distribution and Service (12b-1) Fees, interest expense and certain other expenses). Otherwise returns shown would have been lower. Shares held less than 30 days may be subject to a 2.0% redemption fee. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

Growth of a Hypothetical $10,000 Investment

Average Annual Total Return as of 9/30/12

	6 month**	1 Year	3 Year	5 Year*	10 Year*
The Japan Fund, Inc. — Class S	-7.71%	-0.17%	1.15%	-5.74%	4.37%
TOPIX	-7.53%	-2.01%	-0.32%	-5.84%	3.76%

*	Prior to November 1, 2008, the Fund was advised by a different investment advisor and sub-advisors and operated under certain different investment strategies. Accordingly, the Fund’s historical performance may not represent its current investment strategies.
**	Not annualized.

2	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(Unaudited) – The Japan Fund (the “Fund”)

Annual Review

The Fund recorded a return of -0.34% in terms of Net Asset Value (NAV) per share for the year ended September 30, 2012. The corresponding returns for the TOPIX (the “benchmark”) with gross dividends reinvested and for the MSCI Japan Index with gross dividends reinvested were -2.01% and -1.51% in U.S. dollar terms, respectively. Therefore, the Fund outperformed its benchmark by 1.67% (167 basis points) and also beat the MSCI Japan Index by 1.17% (117 basis points) during this period.

Although Japan’s economy has staged a recovery from the damage caused by the Great East Japan Earthquake in March 2011, investors remained cautious towards the Japanese equity market. Concerns related mostly to external issues such as the repercussions from the ongoing sovereign debt crisis in Europe and the slowing global economy. Investor risk aversion eased as the stresses within the financial markets were alleviated by additional monetary easing measures enacted by the major central banks, together with expectations for a recovery in the U.S. economy and progress in tackling the European debt crisis. Overall, the benchmark (including dividends) slightly declined by 1.02% in local currency terms during the review period. The Japanese yen also depreciated by 0.99% against the U.S. dollar, while appreciating by 3.37% against the Euro during this period.

The Fund seeks long-term capital appreciation (derived not only from value stocks but also from growth stocks). Considering this objective, Nomura Asset Management utilizes a “multi-manager” approach to managing the Fund’s investments within the sub-advisor. The Fund’s investments are initially allocated to three Fund management teams who are responsible for the large cap value, large cap growth, and small cap blend strategies, respectively. Decisions regarding the allocation of assets to a particular style are made by a dedicated asset allocation committee. Through this style diversification, Nomura Asset Management aims to capture the broader investment opportunities as well as ensuring that the Fund is well diversified.

In terms of style allocation, we maintained the initial strategy at first, keeping a 45% allocation to the large cap growth portion of the Fund, a 45% allocation to the large cap value, and a 10% allocation to the small cap blend strategies during the first three-months of the review period ending December 2011. In January 2012, we increased the exposure to large cap value and reduced the large cap growth position, while we maintained the small cap blend weighting. Since then, we have maintained the existing strategy. At the end of September 2012, we allocated 52% of the equity position to large cap value, 38% to large cap growth, and 10% to the small cap blend strategy. At the end of this review period, the Fund consisted of 273 stocks. The five largest sector weightings were Industrials, Consumer Discretionary, Financials, Information Technology, and Materials. Within the top five sectors, the Fund held overweight exposures relative to the benchmark in the Industrials, Consumer Discretionary, and Materials sectors, while it held underweight exposures in the Financials and Information Technology sectors.

Top Ten Holdings

Ten Largest Equity Holdings
at September 30, 2012
1.	Mitsubishi Heavy Industries Ltd.	3.0%
2.	Mitsubishi UFJ Financial Group, Inc.	3.0%
3.	Bridgestone Corp.	2.8%
4.	Hitachi Ltd.	2.5%
5.	Sumitomo Mitsui Financial Group, Inc.	2.5%
6.	Nippon Telegraph and Telephone Corp.	2.4%
7.	East Japan Railway Co.	1.9%
8.	NTT DoCoMo, Inc.	1.7%
9.	Sumitomo Realty & Development Co. Ltd.	1.6%
10.	Honda Motor Co. Ltd.	1.5%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 26. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

Nomura Partners Funds	The World from Asia	:	3

Management’s Discussion of Fund Performance

(Unaudited) (continued) – The Japan Fund

Portfolio Summary

Asset Allocation
September 30, 2012
Equity Holdings	97.9%
Other Assets Less Liabilities	2.1%

Sector Diversification
September 30, 2012
Industrials	24.7%
Consumer Discretionary	21.7%
Financials	13.5%
Information Technology	10.2%
Materials	9.8%
Consumer Staples	6.4%
Telecommunication Services	5.2%
Health Care	4.5%
Utilities	1.2%
Energy	0.7%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 26.

The Fund’s outperformance of 1.67% relative to the benchmark for the annual review period through September 30, 2012 was the result of a positive contribution from stock selection, while the style allocation effect was negative. In terms of stock selection, Hitachi, Ltd., Sumitomo Realty & Development Co., Ltd., and Unicharm Corp. added value, while Ube Industries Ltd., Sony Corp., and OJI Holdings Corp. detracted from the relative performance.

Market Outlook

Japan’s economy expanded at a faster pace than those of the U.S. and the Euro member countries. The Japanese economy is expected to stall temporarily over the next two quarters, partly due to policy effects such as the withdrawal of tax concessions on low emission vehicles. While post-disaster reconstruction demand remains supportive, weak foreign demand is likely to apply further downward pressure on the economy for the next several quarters. Thereafter, the Japanese economy is likely to get back onto a growth track, thanks to a gradual recovery in the overseas economies and robust domestic demand, supported by the ongoing reconstruction demand, but lifted by a temporary demand surge that is expected to occur ahead of the consumption tax rate hike in April 2014. We forecast real gross domestic product (GDP) growth rates for Japan of +2.3% and +0.6% year-over-year (YOY) in calendar years 2012 and 2013, respectively.

The Bank of Japan (BOJ) decided to execute additional monetary easing measures during its September 2012 meeting and seems to be closely monitoring developments in overseas economies as they could represent future downside risk factors for the Japanese economy. There is still a strong possibility that the BOJ might decide to introduce additional easing measures. Prime Minister Yoshihiko Noda was re-elected as the leader of the ruling Democratic Party of Japan, while former Prime Minister Shinzo Abe was elected as chief of the opposition Liberal Democratic Party (LDP). On economic policies, new LDP leader Abe is advocating a more growth-oriented policy mix and aggressive monetary easing to pull Japan out of deflation. Accordingly, if the next election results in a change of governing party to the LDP, some economists expect to see a shift towards more growth-oriented policy measures.

Current equity valuations in the Japanese market remain around their historically low range. Japanese government bond yields have traded steadily around their historical lows, while Japanese companies have taken a more proactive attitude to shareholder returns. According to latest research, 40.1% of major Japanese companies plan to increase their dividends in the fiscal year (FY) 2012 and the total amount of dividends is anticipated to increase by 10.7% YOY.

Japanese companies have been able to increase their earnings even during the past two decades of zero nominal GDP growth. According to the latest forecast in September 2012, total recurring profits of major Japanese companies will likely be up 13.3% YOY for FY2012 ending March 31, 2013. However, we estimate that Japanese companies still offer substantial growth potential.

4	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – The Japan Fund

We believe the Japanese equity market is attractive from a long-term investment perspective. In our judgment, there are many attractive stocks available in this market. We will maintain a well diversified Fund and select the most attractive candidates from among the value stocks, growth stocks and small-capitalization stocks using our extensive equity research capabilities.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

Nomura Partners Funds	The World from Asia	:	5

Performance Summary (Unaudited) – Asia Pacific ex Japan Fund (the “Fund”)

September 30, 2012

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 4.61% for Class A, 5.41% for Class C, and 4.65% for Class I. However, the advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2013 to limit (net) operating expenses to 1.50% (excluding Distribution and Service (12b-1) Fees, interest expense and certain other expenses) for all classes. Otherwise returns shown would have been lower. Shares held less than 30 days may be subject to a 2.0% redemption fee. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 9/30/12

	6 Month*	1 Year	3 Year	Since Inception (12/29/08)
Asia Pacific ex Japan Fund — Class A (with load)	-5.92%	12.60%	5.69%	17.06%
(without load)	-0.20%	19.49%	7.79%	18.92%
Asia Pacific ex Japan Fund — Class C (with load)	-1.55%	18.48%	7.00%	18.04%
(without load)	-0.55%	18.48%	7.00%	18.04%
Asia Pacific ex Japan Fund — Class I	-0.13%	19.69%	8.03%	19.20%
MSCI AC Asia Pacific ex Japan Index	2.59%	20.43%	6.87%	21.33%

*	Not annualized.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

6	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(Unaudited) – Asia Pacific ex Japan Fund (the “Fund”)

Annual Review

For the year ended September 2012, the Fund posted a return of 19.49% in terms of Net Asset Value per share, compared with the MSCI AC Asia Pacific ex Japan Index (the “benchmark”) return of 20.43%, resulting in an underperformance of 0.94% (94 basis points).

In terms of asset allocation, our overweight exposures to the Philippines and Thailand contributed positively, as these markets strengthened with the support of resilient domestic economic growth. Meanwhile, our overweight position in Indonesia detracted from the Fund, as the Indonesia market lagged behind amid steadily growing concerns about the political environment.

Stock selection in Taiwan added value, as our overweight position in Radiant Opto-Electronics Corp. worked well due to the company’s strong earnings momentum. Stock selection in the Philippines also added value. The overweight position in DMCI Holdings, Inc. contributed positively as the share price strengthened on the back of infrastructure project developments. Meanwhile, stock selection in Australia was not successful, as our overweight position in resource stocks such as Rio Tinto Ltd. worked against us on the back of weakness in commodity prices.

Market Outlook

The world’s major central banks recently implemented another round of quantitative easing in an effort to boost flagging economic growth. Action taken by the European Central Bank to provide liquidity in return for credible government spending cuts is considered both necessary and positive for the region’s economies. However, the U.S. Federal Reserve’s third round of quantitative easing (QE3) was not particularly necessary in our view and any benefits are unlikely to reach their intended targets on Main Street. Instead, these actions may continue to boost asset prices globally and could artificially suppress long-term interest rates, keeping them below the rate of inflation. Therefore, despite the Central Banks’ best efforts, a period of sub-par global economic growth is likely due to the effect of de-leveraging by OECD (Organization of Economic Co-operation and Development) individuals and governments and rebalancing of growth in China in the context of a peak in China’s domestic labor force.

Slow economic growth, negative real interest rates, and abundant liquidity may continue to aid the upswing in the Asia Pacific stock markets. Markets with relatively low exposures to the global economy but with buoyant domestic sectors and heavy gearing toward property and banks are most likely to benefit. These include Thailand, the Philippines and Indonesia. Meanwhile, elsewhere, high quality companies with attractive stock dividends and sustainable business models that can prosper in this difficult economic environment should continue to outperform.

We hold an underweight position in Australia. Iron ore and coal prices are not likely to benefit from QE3 and are forecast to remain depressed as the Chinese economy rebalances away from fixed-asset investment and towards consumption.

Top Ten Holdings

Ten Largest Equity Holdings
at September 30, 2012
1.	Samsung Electronics Co. Ltd.	9.3%
2.	Hyundai Mobis	4.3%
3.	Tencent Holdings Ltd.	3.6%
4.	Samsung Engineering Co. Ltd.	3.5%
5.	Link	3.4%
6.	BOC Hong Kong Holdings Ltd.	3.3%
7.	DMCI Holdings, Inc.	3.2%
8.	ITC Ltd., Issued by JPMorgan International, maturity date 02/16/17, 144A	3.1%
9.	Radiant Opto-Electronics Corp.	2.9%
10.	Sun Hung Kai Properties Ltd.	2.7%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 32. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

Nomura Partners Funds	The World from Asia	:	7

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – Asia Pacific ex Japan Fund

Portfolio Summary

Asset Allocation
September 30, 2012
Equity Holdings	99.4%
Cash Equivalents	0.1%
Other Assets Less Liabilities	0.5%

Sector Diversification
September 30, 2012
Financials	23.7%
Information Technology	22.6%
Consumer Discretionary	17.3%
Industrials	14.7%
Materials	9.9%
Consumer Staples	9.5%
Telecommunication Services	1.0%
Energy	0.7%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 32.

For now, we will maintain the underexposure to China. However, we are focusing our attention on the Shanghai Stock Exchange A Share Index. There is a good chance that we are close to a final climactic shakeout in the Shanghai A-share market. If this Index does finally start moving higher, it should have a positive impact on Hong Kong listed China shares. Our forecast for slower economic growth is not necessarily incompatible with a potentially more bullish prognosis on equities. We note that strong economic growth was not helpful to the Chinese stock market over the past 18 years. Perhaps a period of slower activity, where scarce capital is allocated more rationally, could produce a better outcome for the Chinese equity market.

Hong Kong property stocks may benefit from QE3 despite the new Chief Executive’s attempts to slow price appreciation.

Korea will remain overweight, and we will stick to higher quality names. As for the smaller ASEAN (Association of Southeast Asian Nations) markets, we will keep the overweight exposures for the reasons of buoyant domestic demand and seemingly ample liquidity cited earlier in this commentary.

We also need to highlight the seasonality influence on stock markets both globally and within the Asia Pacific region. While it is hard to isolate the reasons for this, it is clear that the October to March period is traditionally the strongest for share prices. We see no reason for this not to be the case over the upcoming few months and therefore we will be maintaining low cash levels.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

8	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Performance Summary (Unaudited) – India Fund (the “Fund”)

September 30, 2012

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 9/30/12

	6 Month*	1 Year	3 Year	Since Inception (12/29/08)
India Fund — Class A (with load)	-2.50%	1.25%	-1.63%	13.44%
(without load)	3.48%	7.41%	0.33%	15.24%
India Fund — Class C (with load)	3.25%	7.80%	-0.08%	14.68%
(without load)	4.25%	7.80%	-0.08%	14.68%
India Fund — Class I	4.72%	7.55%	0.90%	15.82%
MSCI India Index	4.42%	7.50%	0.86%	20.08%

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 5.99% for Class A, 6.56% for Class C, and 5.81% for Class I. However, the advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2013 to limit (net) operating expenses to 1.70% (excluding Distribution and Service (12b-1) Fees, interest expense and certain other expenses) for all classes. Otherwise returns shown would have been lower. Shares held less than 30 days may be subject to a 2.0% redemption fee. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

*	Not annualized.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

Nomura Partners Funds	The World from Asia	:	9

Management’s Discussion of Fund Performance

(Unaudited) – India Fund (the “Fund”)

Top Ten Holdings

Ten Largest Equity Holdings
at September 30, 2012
1.	HDFC Bank Ltd.	12.9%
2.	ITC Ltd.	9.8%
3.	ICICI Bank Ltd.	6.9%
4.	Housing Development Finance Corp. Ltd.	6.7%
5.	Larsen & Toubro Ltd.	5.0%
6.	Reliance Industries Ltd.	5.0%
7.	HCL Technologies Ltd.	4.9%
8.	Sadbhav Engineering Ltd.	3.9%
9.	Cognizant Technology Solutions Corp.	3.4%
10.	Dr. Reddy’s Laboratories Ltd.	3.3%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 35. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

Annual Review

For the year ended September 30, 2012, the Fund delivered a performance of 7.41%, underperforming the MSCI India Index (the “benchmark”) with net dividends reinvested return of 7.50% by 0.09% (9 basis points). The Indian equity markets remained quite volatile over the past year – in fact, market returns over each successive quarter were in opposite directions. Much of this was a response to global economic developments and liquidity. After sharply correcting over November-December 2011, markets bounced sharply in the quarter ended March 31, 2012. These favorable conditions reversed over the next quarter as Europe’s sovereign debt crisis returned to hound the global equity markets, while economic data from the U.S. was also lackluster. In the quarter ended September 30, 2012, government policy action triggered the biggest market moves following the announcements of the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) and the U.S. Federal Reserve Board’s (FRB) third round of quantitative easing (QE3).

The currency has also been equally volatile, mirroring movements in the equity markets. Overall, the Indian Rupee depreciated by 7.35% against the US dollar over the period, recording its lifetime low in June 2012. However, foreign investor flows into the Indian markets have been quite resilient, recording only marginal outflows during market weakness while substantial inflows came in during periods of market strength. The period saw a cumulative inflow of approximately US$ 15.7 billion. Domestic funds faced redemption pressures and recorded an outflow of US$ 6.8 billion.

Among economic releases, the period saw a further slowdown in gross domestic product (GDP) growth momentum. While growth for the quarter ended September 30, 2011 was at 6.9% year-over-year (YOY), it slowed to 5.5% for the quarter ended June 30, 2012. The inflation trajectory came off as well. While September 2011 recorded a 10% YOY inflation rate, this had come down to around 7.5% levels for most of 2012, with the September 2012 read at 7.81%. This also prompted the Reserve Bank of India to change its monetary policy stance from one of tightening (with the last increase in October 2011) to more accommodative. However, given the still persistent inflationary pressures, it only cut rates by 50 basis points (0.50%) in April 2012. In addition, it cut the Cash Reserve Ratio from 6% to 4.5% over this period to ease liquidity pressures.

Inaction on policy or reforms contributed significantly to the worsening outlook up to August 2012. The government was unable to take any bold steps given the prevailing political environment, where support of coalition members was lacking and a series of corruption scandals took center stage. Things appear to have turned a corner in September 2012, with a new Finance Minister announcing aggressive measures. These included a cut in the fuel subsidy burden by increasing diesel prices and capping the subsidy for cooking gas; opening up foreign direct investment in multi-brand retail, pensions and insurance, aviation, broadcasting and electricity exchanges; renewed intent for the divestment program and approving a scheme for financial restructuring of state electricity board dues. For a change these

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Management’s Discussion of Fund Performance

(Unaudited) (continued) – India Fund

measures have not been rolled back in the face of political opposition. This has bolstered confidence in the implementation of these measures as well as raised hopes for further reforms.

In the markets, a key feature has been the dominating outperformance of the quality large caps which trade at a significant premium over the smaller names. In general, the latter have suffered because of the slowing economic momentum, high input costs and interest rates. In September, markets responded positively to the government’s moves on reforms, with the market up 14.63% in the month. Beaten down stocks in sectors geared toward government policy rallied hard and led market gains.

The Fund’s sector allocation generally added value, with positive contributions from our overweight in sectors such as Financials and Consumer Staples and underweights to Information Technology and Utilities. An underweight to Consumer Discretionary, however, hurt the Fund. In spite of weakening trends in auto volumes, stocks performed well. In September, the low quality mid-caps performed better and this also hurt performance. We had chosen not to chase these names. This rally is reminiscent of the January-February 2012 rally which subsequently normalized. We remain mindful of the historical gaps between intent and implementation on the policy front.

We have retained our bottom up stock selection philosophy of investing in better quality corporations with visible growth. Over the last quarter, we have reduced our overweight to Financials. We sold out of mid-cap stocks Power Finance Corp., Indiabulls Real Estate Ltd. and Indiabulls Financial Services Ltd., adding Yes Bank Ltd. and Axis Bank Ltd., private sector banks with a better and consistent historical track record. We also increased our underweight to the Energy sector after the government raised diesel prices. This was an important catalyst for our exposure tactical to the government oil companies and we sold Hindustan Petroleum Corp., Ltd. after the announcement. Our exposure to IT Services increased (in the context of an overall underweight stance) as we added to HCL Technologies Ltd. The stock has delivered consistent results over the last few years and we expect its discount to larger peers to narrow. We also added to our Industrials overweight exposure. The sector could be a beneficiary of reforms.

Market Outlook

The world’s major central banks recently implemented another round of quantitative easing in an effort to boost flagging economic growth. Action taken by the ECB to provide liquidity in return for credible government spending cuts is considered both necessary and positive for the region’s economies. However, the U.S. FRB’s QE3 was not particularly necessary in our view and any benefits are unlikely to reach their intended targets on Main Street. Instead, these actions may continue to boost asset prices globally and could artificially suppress long-term interest rates, keeping them below the rate of inflation. Therefore, despite the Central Banks’ best efforts, a period of sub-par global economic growth is likely due to the effect

Portfolio Summary

Asset Allocation
September 30, 2012
Equity Holdings	94.2%
Cash Equivalents	0.4%
Other Assets Less Liabilities	5.4%

Sector Diversification
September 30, 2012
Financials	33.9%
Industrials	12.4%
Consumer Staples	11.4%
Information Technology	10.9%
Materials	9.9%
Energy	7.5%
Health Care	5.6%
Consumer Discretionary	2.1%
Utilities	0.5%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 35.

Nomura Partners Funds	The World from Asia	:	11

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – India Fund

of de-leveraging by OECD (Organization of Economic Co-operation and Development) individuals and governments and rebalancing of growth in China in the context of a peak in China’s domestic labor force.

Slow economic growth, negative real interest rates, and abundant liquidity may continue to aid the upswing in the Asia Pacific stock markets. Meanwhile, elsewhere, high quality companies with attractive stock dividends and sustainable business models that can prosper in this difficult economic environment should continue to outperform.

In the Indian context, we are in the midst of still poor data releases. The latest GDP print as of September 30, 2012 was at 5.5%, weak industrial production and inflation proving sticky at around 7.5% levels.

Whether or not we have passed the bottom on the macroeconomic front would depend on how the proposed announcements are implemented and whether the reforms momentum is sustained. In an optimistic scenario, fundamentals would improve going into the next fiscal year, leading to sharp earnings upgrades for corporates and markets re-ratings. However it’s also pertinent to note the challenges, including high inflation, interest rates and stronger measures to address structural issues such as the fiscal deficit, power shortages and weak investments.

Over the immediate future, the markets could consolidate given the sharp move in the indices and also the currency. Downside support is provided by the continuing strong inflows and valuations which are as yet below historical average trading bands. As mentioned, further reform measures would be a positive catalyst.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

12	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Performance Summary (Unaudited) – Greater China Fund (the “Fund”)

September 30, 2012

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 9/30/2012

	6 Month*	1 Year	3 Year	Since Inception (12/29/08)
Greater China Fund —Class A (with load)	-5.44%	8.07%	0.29%	10.24%
(without load)	0.34%	14.71%	2.29%	11.99%
Greater China Fund —Class C (with load)	-1.00%	13.87%	1.81%	11.41%
(without load)	0.00%	13.87%	1.81%	11.41%
Greater China Fund — Class I	0.51%	15.09%	2.56%	12.29%
MSCI Golden Dragon Index	1.18%	19.06%	4.02%	16.81%

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 6.48% for Class A, 7.33% for Class C, and 6.31% for Class I. However, the advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2013 to limit (net) operating expenses to 1.70% (excluding Distribution and Service (12b-1) Fees, interest expense and certain other expenses) for all classes. Otherwise returns shown would have been lower. Shares held less than 30 days may be subject to a 2.0% redemption fee. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

*	Not annualized.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

Nomura Partners Funds	The World from Asia	:	13

Management’s Discussion of Fund Performance

(Unaudited) – Greater China Fund (the “Fund”)

Top Ten Holdings

Ten Largest Equity Holdings
at September 30, 2012
1.	China Mobile Ltd.	5.8%
2.	Industrial & Commercial Bank of China Ltd. — H Shares	3.9%
3.	China Construction Bank Corp. — H Shares	3.8%
4.	HON HAI Precision Industry Co. Ltd.	3.3%
5.	Taiwan Semiconductor Manufacturing Co. Ltd.	3.1%
6.	CNOOC Ltd.	3.1%
7.	Sun Hung Kai Properties Ltd.	2.8%
8.	PetroChina Co. Ltd. — H Shares	2.8%
9.	Cheung Kong Holdings Ltd.	2.8%
10.	Yuanta Financial Holding Co. Ltd.	2.6%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 37. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

Annual Review

The Fund’s performance during the year ended September 30, 2012 was up 14.71% in terms of Net Asset Value, while the return of the MSCI Golden Dragon Index (the “benchmark”) with net dividends reinvested was up 19.06%. The Fund underperformed the benchmark (measured in terms of the base currency, U.S. dollar and after fees) by 4.35%.

Asian equity markets generally rallied between the fourth quarter of 2011 and the first quarter of 2012, fuelled by attractive valuation, improving sentiment in Europe, expectations of a soft landing in China, and some unexpectedly strong economic data from the U.S. In the second quarter of 2012, the global economic environment deteriorated appreciably. Growth in Europe was waning due to the imposition of fiscal austerity measures while the ongoing household sector balance sheet adjustment in the U.S. was resulting in sub-par growth and the domestic macroeconomic data in China was much weaker than expected. Greater China Markets declined during the second quarter despite the short rebound in June following an interest rate cut, but the rally was short lived. In the third quarter of 2012, regional equity markets remained largely directionless and volatile. Government policy action towards the end of the quarter triggered the biggest market moves. However, the euphoria was short lived following the announcements of the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) and the U.S. Federal Reserve Board’s (FRB) third round of quantitative easing (QE3). Instead, investors remained worried about China’s economic slowdown and the stubborn absence of growth in the developed economies. Over the year, the MSCI China Index gained 17.4%, the MSCI Hong Kong Index was up by 28.6%, and the MSCI Taiwan Index climbed by 6.7% in local currency terms.

We maintained our equity ratio at around 95.7% of the Fund’s net assets. At the end of September 2012, the Fund consisted of 86 stocks, (i.e. 47 stocks for China, 22 stocks for Hong Kong and 17 stocks for Taiwan). In regional allocation, the Fund was overweight the China market in the Greater China region.

The Fund’s underperformance was mainly derived from the Information Technology sector in China and the Utilities sector in Hong Kong. Meanwhile, Consumer Staples in China and Industrials and Information Technology in Taiwan contributed positively to the Fund. There have been some shifts to the Fund over the year. We have increased our exposure in the Financials and Consumer Discretionary sectors. This was funded by reducing the exposure to the Utilities and Telecommunications sectors.

Market Outlook

In Hong Kong, the unemployment rate was steady at 3.2% to 3.4% during the review period, remaining close to the lowest levels since October 2008. The export growth rate disappointed most of the months, except October 2011 and February 2012 which were at double digit year-over-year (YOY) growth. Import growth showed a similar trend; the growth rates were weak during the review period except for October 2011 and February 2012 which

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Management’s Discussion of Fund Performance

(Unaudited) (continued) – Greater China Fund

managed double digit growth. Meanwhile, the latest trade deficit stood at HK$ 36 billion in August 2012. Inflationary pressures have softened and the headline Consumer Price Index (CPI) number decreased from 5.8 in October 2011 to the 3.7 in August 2012. Retail sales saw a deceleration during the review period and were mainly driven by the slowdown in the growth of mainland visitors. Gross domestic product (GDP) growth rate weakened to 1.2% YOY in the second quarter of 2012 from 4.3% YOY in the third quarter of 2011. Despite a slowdown in GDP, the Hong Kong labor market is holding up while the unemployment rate has continued to hover at low levels. However, export demand from developed markets had remained weak, as the U.S. economy stayed sluggish while conditions in Europe deteriorated further. In addition, the recent economic data showed the Chinese economy has not improved and it could further affect Hong Kong economic growth. Furthermore, inflation could remain resilient due to the high import costs and domestic rents. As a result, we will maintain our underweight stance for the Hong Kong market for the near term.

In China, the Manufacturing Purchasing Managers’ Index (PMI) climbed to its highest level in April 2012, at 53.3. The reading then trended down to 49.2, the lowest in August, but edged up slightly to 49.8 in September 2012. The low PMI reading in August and September reflected the slowdown in new orders and output. The GDP growth rate has established a downward trend during the review period. GDP growth decelerated to the lowest in the second quarter of 2012 at 7.6% YOY from 8.9% YOY in the fourth quarter of 2011. CPI inflation has remained at low levels during the period and has been contained within the government’s 4% limit. Exports remained weak in August (+2.7% YOY), and the European Union countries remained the biggest drag on exports growth. Imports dropped to -2.6% YOY in August. Meanwhile, the trade surplus widened to U.S. $26.7 billion in August. Despite the macro data continuing to soften, a stronger recovery of the U.S. economy in the wake of QE3 would potentially aid China’s export growth and improve business sentiment and the low Producer Price Index (PPI) and CPI numbers provide room for further policy easing. The Chinese Communist Party will hold its 18th congress in early November and the dust on who will be the new leaders will almost be settled. Hence, we turned gradually more positive on China towards financial year end.

In Taiwan, the GDP growth rate has established a downward trend during the review period. Taiwan’s GDP in the second quarter of 2012 contracted unexpectedly by 0.18% YOY after expanding by 0.40% YOY in the first quarter of 2012. The outlook for exports is cloudy, as underscored by consecutive monthly contractions in export orders since March 2012. To shore up the weakening economy, the government unveiled an economic stimulus package in September. Among the measures aimed at boosting growth are industrial diversification, infrastructure projects, as well as plans to promote exports and develop new markets. The government is also considering relaxing investment barriers to attract more foreign direct investment. Although the Taiwanese economy is slowing, equity market fundamentals remain positive, as the election results suggest that the majority of voters favor peaceful and cooperative developments across the

Portfolio Summary

Asset Allocation
September 30, 2012
Equity Holdings	95.7%
Cash Equivalents	2.0%
Other Assets Less Liabilities	2.3%

Sector Diversification
September 30, 2012
Financials	36.6%
Information Technology	15.0%
Energy	9.8%
Consumer Discretionary	9.3%
Telecommunication Services	7.8%
Materials	6.1%
Industrials	5.7%
Utilities	3.6%
Health Care	1.4%
Consumer Staples	0.4%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 37.

Nomura Partners Funds	The World from Asia	:	15

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – Greater China Fund

Taiwan Straits. Improving relations with China, in turn, may help to boost investment opportunities and should bode well for Taiwan’s export performance. Lower interest rates abroad and the QE3 exercise from the U.S. FRB are also supporting a return to this market. However, we now believe the technology cycle has reached a peak in the near term, so we are reducing the Technology exposure in favor of the Retail and Other Services sectors, which are likely to benefit from an increase in tourist numbers from mainland China.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

16	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Performance Summary (Unaudited) – Global Equity Income Fund (the “Fund”)

September 30, 2012

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 9/30/12

	6 Month*	1 Year	3 Year	Since Inception (12/29/08)
Global Equity Income Fund — Class A (with load)	-4.06%	12.29%	6.07%	10.03%
(without load)	1.78%	19.15%	8.18%	11.78%
Global Equity Income Fund — Class C (with load)	0.43%	18.21%	7.33%	10.93%
(without load)	1.43%	18.21%	7.33%	10.93%
Global Equity Income Fund — Class I	1.94%	19.29%	8.40%	12.04%
MSCI World Index	1.30%	21.59%	7.48%	13.28%

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 7.29% for Class A, 8.18% for Class C, and 7.20% for Class I. However, the advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2013 to limit (net) operating expenses to 1.25% (excluding Distribution and Service (12b-1) Fees, interest expense and certain other expenses) for all classes. Otherwise returns shown would have been lower. Shares held less than 30 days may be subject to a 2.0% redemption fee. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

*	Not annualized.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

Nomura Partners Funds	The World from Asia	:	17

Management’s Discussion of Fund Performance

(Unaudited) – Global Equity Income Fund (the “Fund”)

Top Ten Holdings

Ten Largest Equity Holdings
at September 30, 2012
1.	Merck & Co., Inc.	2.3%
2.	Exxon Mobil Corp.	2.2%
3.	Chevron Corp.	2.2%
4.	Total S.A.	2.1%
5.	BP PLC	2.1%
6.	Johnson & Johnson	2.0%
7.	Roche Holding AG	1.6%
8.	Novartis AG	1.6%
9.	Philip Morris International, Inc.	1.6%
10.	JPMorgan Chase & Co.	1.5%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 40. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

Annual Review

The Fund’s performance during the year ended September 30, 2012 was 19.15% in terms of Net Asset Value per share, while the return of the MSCI World Index (the “benchmark”) and the MSCI World Value Index were 21.59% and 20.1%, respectively. Therefore, the Fund underperformed the benchmark and the MSCI World Value Index by 2.44% (244 basis points) and 0.95% (95 basis points), respectively. Stock selection and sector/regional allocation worked against the Fund’s relative performance, during both the January-March and July-September quarters.

The strongest region was North America which rose 27.73% during the review period. The Pacific Basin excluding Japan region (PBxJ) followed with a 24.51% return. Despite prevailing concerns regarding the Euro, Europe showed a strong rebound with a return of 17.31%, while emerging markets overall posted a 16.93% gain. Meanwhile, Japan suffered another dismal period with a return of -2.01% during the period. (All performance figures are based on MSCI Total Return Net indices in U.S. dollars.)

The Fund is designed for investors seeking current income and long-term capital appreciation through a mix of investments that pursues above-average price stability. The Fund’s investment objective is to achieve current income and long-term capital growth through investing in relatively high dividend-paying stocks. With those investment objectives in mind, we maintained a high equity ratio of nearly 97% of the Fund during the review period. At the end of September, the Fund consisted of 130 holdings in common stocks, American Depository Receipts (ADRs) and Real Estate Investment Trusts (REITs).

During the review period, the Fund remained overweight in Health Care, Consumer Staples and Telecommunication Services. We continue to find stocks with stable dividend payment track records still attractively valued especially in terms of dividend yield. The Fund also increased its exposure to the Materials sector in the second half of 2012 on the back of strong yield support for share price. The Fund’s sector allocation strategy, being a result of individual stock selections, contributed as our overweight in Telecommunications and Utilities underperformed the overall market, while its underweight to Information Technologies and Financials also worked against us. Particularly, non-dividend paying heavyweights in the sector such as Apple, Inc., consistently outperformed the overall market. Meanwhile, the Fund’s overall regional allocation strategy continued to suffer as its underweight in Japan made positive contributions throughout the year, which was more than offset by negative contributions from the overweight in Europe and underweight in Americas.

Market Outlook

At present, the U.S. Federal Reserve Bank (FRB) seems determined to provide ample liquidity to the markets until visible job market improvement is seen, and the European Central Bank ( ECB) has expressed its intention to do all it can to defend the single currency. Few expect liquidity alone to lift economic activity, especially without assistance from fiscal policy.

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Management’s Discussion of Fund Performance

(Unaudited) (concluded) – Global Equity Income Fund

Nevertheless, the two most powerful central banks are so determined that they may succeed in keeping asset prices afloat for a while longer. After all, everyone is aware of the ‘fiscal cliff’ and the extremely difficult road ahead for the Euro-zone countries’ integration. The fact that equity markets are still trading at these levels against such macro uncertainties might mean something. If the latest rallies have staying power, they are most likely to be half-hearted without the underpinnings of the real economies’ visible improvement. In the short term, we believe that defensive stocks’ exceptional relative performance can persist.

The risks remain in politics. The new make-up of the U.S. Congress after the November election could dramatically change the currently complacent expectation on the country’s finances. In Europe, continuation of economic austerity policy could drive people in southern Europe to ignite movements to shatter the status quo, thus making politicians rethink the future policy direction.

Finally, the new leadership of the Chinese Communist Party could embark on massive fiscal policy to lift the economy, hence upsetting the current assumption of slow growth, despite its low probability, for now, due to a high overall price of such a policy.

Our overall Fund strategy for the reminder of the year remains largely unchanged, which is to identify potential investments from a dividend yield perspective that have a solid dividend payment track record and prospects of dividend growth into the foreseeable future. This strategy continues to deploy the combination of our proprietary quantitative screening and the bottom-up research capability of the Global Research Team.

Stock selection also remains a key to our regional allocation. We continue to favor Europe and Asia ex. Japan. Despite the economic slowdown in Europe and China, we can still identify many companies in those regions that have more geographically diversified earnings bases, including faster growing emerging economies, while their valuations are relatively attractive compared to their industry peers in other regions. To fund those regions’ overweight positions, we remain underweight in North America and in Japan for the time being.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

Portfolio Summary

Asset Allocation
September 30, 2012
Equity Holdings	96.5%
Cash Equivalents	0.6%
Other Assets Less Liabilities	2.9%

Sector Diversification
September 30, 2012
Financials	14.4%
Health Care	14.2%
Consumer Staples	13.6%
Materials	10.5%
Energy	10.4%
Industrials	10.4%
Information Technology	7.3%
Telecommunication Services	6.2%
Utilities	5.2%
Consumer Discretionary	4.3%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 40.

Nomura Partners Funds	The World from Asia	:	19

Performance Summary (Unaudited) – Global Emerging Markets Fund (the “Fund”)

September 30, 2012

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 5.56% for Class A, 6.35% for Class C, and 5.44% for Class I. However, the advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2013 to limit (net) operating expenses to 1.60% (excluding Distribution and Service (12b-1) Fees, interest expense and certain other expenses) for all classes. Otherwise returns shown would have been lower. Shares held less than 30 days may be subject to a 2.0% redemption fee. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 9/30/12

	6 Month*	1 Year	3 Year	Since Inception (12/29/08)
Global Emerging Markets Fund — Class A (with load)	-7.85%	11.69%	3.16%	15.43%
(without load)	-2.19%	18.54%	5.21%	17.27%
Global Emerging Markets Fund — Class C (with load)	-3.68%	17.42%	4.39%	16.35%
(without load)	-2.68%	17.42%	4.39%	16.35%
Global Emerging Markets Fund — Class I	-2.10%	18.73%	5.45%	17.54%
MSCI Emerging Markets Index	-1.84%	16.94%	5.64%	20.17%

*	Not annualized.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

20	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(Unaudited) – Global Emerging Markets Fund (the “Fund”)

Annual Review

During the review period ended September 30, 2012, the Fund returned 18.54% in terms of Net Asset Value, while the MSCI Emerging Markets Index (the “benchmark”) returned 16.94%, resulting in an outperformance of 1.60% (160 basis points). Stock selection, sector allocation and country allocation were all positive factors over the period, though stock selection was the primary driver of the outperformance.

Emerging market equities rose strongly over the year despite a marked slowdown in growth across the region. Emerging markets were boosted by a series of looser monetary and fiscal policies, both in the developing and developed world. Expansionary monetary policy in the U.S. was a crucial driver of capital flows into emerging market assets. However, central banks in Brazil, China, Korea, Turkey and Eastern Europe also played their part in loosening policy to stimulate growth.

Much of the Fund’s outperformance came from the Information Technology, Telecommunications and Financial sectors. The best-performing holding was the Fund’s overweight in Samsung Electronics Co., Ltd. The Korean company continued its impressive 2011 performance as a result of its mobile-phone division’s successful Galaxy and Note products. Taiwan Semiconductor Manufacturing Co., Ltd., which manufactures components for Apple, Inc. products, also performed well in the vigorous smartphone market, while the underweight position in smartphone rival HTC Corp. also made a positive contribution as its shares halved over the year.

In the Telecommunications sector, Malaysia’s Axiata Group Bhd benefited from expectations of an improved competitive environment for its Indonesian subsidiary. And in the Financial sector, Mexico’s Grupo Financiero Banorte SAB de C.V. outperformed on strong results. The stock benefits from a number of growth drivers, including increasing credit usage within Mexico and growing corporate and consumer loans. In addition, Peruvian bank Credicorp Ltd. and Kasikornbank PCL of Thailand were both among the top-ten contributors to the Fund’s performance.

Turning to the detractors, these were led by holdings in the Industrials and Consumer sectors. In Industrials, Dongfang Electric Corp., Ltd. was the Fund’s worst performer because of concerns over weakening demand for power equipment as the Chinese economy slowed and electricity-generation growth waned. In the Consumer sectors, Korean auto-parts manufacturer Hyundai Mobis failed to keep pace with rising markets as margin concerns continued to weigh on the stock. Also on the negative side, X5 Retail Group NV declined as its year-end profit guidance was below expectations. And housebuilder PDG Realty was a victim of the slowing Brazilian economy.

Market Outlook

In the short-term, while the outlook is largely dependent on the macroeconomic picture in Europe, the U.S. and China, there are still sound underpinnings for the long-term growth and health of emerging markets.

Top Ten Holdings

Ten Largest Equity Holdings
at September 30, 2012
1.	Samsung Electronics Co. Ltd., GDR, 144A	8.0%
2.	Taiwan Semiconductor Manufacturing Co. Ltd.	5.2%
3.	Petroleo Brasileiro S.A.	4.3%
4.	CNOOC Ltd.	3.4%
5.	America Movil SAB de C.V. — Series L	3.3%
6.	Industrial & Commercial Bank of China Ltd. — H Shares	3.3%
7.	Aspen Pharmacare Holdings Ltd.	3.1%
8.	Hyundai Mobis	3.0%
9.	Axiata Group Bhd	3.0%
10.	Credicorp Ltd.	2.9%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 45. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

Nomura Partners Funds	The World from Asia	:	21

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – Global Emerging Markets Fund

Portfolio Summary

Asset Allocation
September 30, 2012
Equity Holdings	98.8%
Cash Equivalents	1.6%
Liabilities Less Other Assets	(0.4%	)

Sector Diversification
September 30, 2012
Financials	27.5%
Information Technology	16.9%
Energy	14.5%
Materials	10.4%
Consumer Discretionary	9.2%
Telecommunication Services	8.3%
Industrials	4.2%
Consumer Staples	3.3%
Health Care	3.1%
Utilities	1.4%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 45.

Although there is uncertainty about the direction of the markets in the near term, there is strong support for investment in emerging markets in terms of fundamentals and valuations.

As there has been very little change in company fundamentals, we have not altered our investment course. Our focus remains on individual companies with distinct competitive advantages, resilient balance sheets and well-founded growth. The long-term investment case for emerging-market equities remains intact and the opportunity set remains vast.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

22	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Performance Summary (Unaudited) – International Equity Fund (the “Fund”)

September 30, 2012

Growth of a Hypothetical $10,000 Investment

Growth of a Hypothetical $1,000,000 Investment

Average Annual Total Return as of 9/30/12

	6 Month*	1 Year	3 Year	Since Inception (12/29/08)
International Equity Fund — Class A (with load)	-9.38%	5.72%	-0.59%	6.62%
(without load)	-3.89%	12.20%	1.40%	8.32%
International Equity Fund — Class C (with load)	-5.14%	11.53%	0.81%	7.66%
(without load)	-4.14%	11.53%	0.81%	7.66%
International Equity Fund — Class I	-3.76%	12.50%	1.80%	8.70%
MSCI EAFE Index (Europe, Australasia, Far East)	-0.70%	13.75%	2.12%	9.44%

Performance is historical and does not guarantee future results. Performance data assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratios (gross) are 7.10% for Class A, 7.84% for Class C, and 7.01% for Class I. However, the advisor contractually agreed to waive a portion of its fees and/or reimburse expenses through at least January 28, 2013 to limit (net) operating expenses to 1.40% (excluding Distribution and Service (12b-1) Fees, interest expense and certain other expenses) for all classes. Otherwise returns shown would have been lower. Shares held less than 30 days may be subject to a 2.0% redemption fee. Please call (800) 535-2726 or visit us online at www.nomurapartnersfunds.com for the Fund’s most recent month end performance.

*	Not annualized.
[1]	Represents a hypothetical investment of $10,000 in Class A shares after deducting the maximum sales charge of 5.75% ($10,000 investment minus $575 sales charge equals $9,425).
[2]	Represents a hypothetical investment of $10,000 in Class C shares without the CDSC deducted. A 1.00% CDSC is, however, applied to any redemption less than 12 months from the purchase date.

Nomura Partners Funds	The World from Asia	:	23

Management’s Discussion of Fund Performance

(Unaudited) – International Equity Fund (the “Fund”)

Top Ten Holdings

Ten Largest Equity Holdings
at September 30, 2012
1.	Nestle S.A.	3.4%
2.	Novartis AG	2.8%
3.	Banco Macro S.A., ADR	2.7%
4.	Tim Participacoes S.A., ADR	2.3%
5.	BP PLC	2.2%
6.	Daimler AG	2.0%
7.	Bouygues S.A.	2.0%
8.	Roche Holding AG	2.0%
9.	Anglo American PLC	1.9%
10.	Draegerwerk AG & Co. KGAA	1.9%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes. For affiliated investment companies, the underlying securities are used to determine the ten largest equity holdings.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 48. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

Annual Review

During the year ended September 30, 2012, the Fund returned 12.20% in terms of Net Asset Value per share, while the MSCI EAFE Index (the “benchmark”) returned 13.75%, resulting in an underperformance of 1.55% (155 basis points). Overall, macro-economic prospects have deteriorated, not only in Europe, the largest component of the international equity universe, but also in Asia. This shows how, certainly over a one year period, the correlation between gross domestic product (GDP) growth and stock markets can be negative.

We would attribute the good recovery to a low starting point at the end of September 2011, with fairly depressed equity valuations; overall strong corporate profitability which enabled dividend increases, and heavily supportive monetary policy. On the latter, markets took particular comfort of the European Central Bank’s (ECB) determination to preserve the integrity of the euro-zone. This has substantially reduced the tail risk that we believe many market participants had positioned themselves for.

After being the best performing region in the prior 12 months period, Japan was the worst performing region with the MSCI Daily Total Return Net Japan Index declining by 1.7%. The Japanese economy is increasingly linked to the Chinese economy and the slowdown in China, as well as everywhere else, has contributed to downgrades to Japanese companies’ earnings per share. Yen strength and the return of mild deflation have not helped either. In the last month, this has been compounded by the diplomatic conflict between China and Japan over a few tiny inhabited islands.

The MSCI Daily Total Return Net Europe Index enjoyed a total return of 17.2%, which contrasts with the persistently negative headlines about the ‘euro-zone crisis’. There has been some progress in European co-ordination with the approval of the ‘permanent’ rescue fund, the European Stability Mechanism (ESM). Most significant though has been the ECB’s new plan for Sovereign bond purchases, called outright monetary transactions (OMT). The risk of a Spanish or Italian default has been greatly reduced. Also, the average exchange rate of the Euro over the period has been supportive for European corporate earnings: under $1.30 versus close to $1.40 over the prior 12 months.

The best performing region was Pacific Basin ex Japan, with the MSCI Daily Total Return Net Pacific ex Japan Index return of 24.5% in U.S. dollar terms. Australia appeared to be a relative safe haven over the period, even though its Resources sector suffered estimates downgrades, as the growth in Chinese demand for commodities has slowed. The 7% gain in the AUD/ USD exchange rate added to strong local total returns. Among the larger EAFE countries, Australia was the one with the highest dividend yield. In a period where high dividend yield securities outperformed globally, this benefited Australia versus other EAFE countries. Australia’s major banks led the benchmark higher.

Regional allocation had a positive effect but this was largely offset by a negative impact from stock selection, in particular in Europe and Pacific Basin ex Japan. Stock selection in Europe remains a primary driver of the overall Fund performance.

24	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Management’s Discussion of Fund Performance

(Unaudited) (concluded) – International Equity Fund

Our investment in Peru yielded strong returns for the period and valuation upside is now far more limited. We have therefore sold the majority of our exposure to Peru.

We re-invested the proceeds into Argentina at the end of April. We see Argentina as the most attractively valued stock market in the world. Despite the concerns around recent decisions made by the Argentinean government, we are less concerned about the political situation there than in Russia. In our view, corporate governance is better in Argentina. Some high quality Argentinean banks are trading below book value. The concern over President Cristina Fernandez de Kirchner has made most investors forget that the Argentinean economy is among the most prosperous of the emerging countries and the least leveraged in Latin America.

We introduced one Brazilian holding at the end of September 2012. The Brazilian economy is clearly slowing down but this is now well reflected in equity multiples and we can find individual stocks offering potential attractive upside.

In Europe, we remain underweight in peripheral countries. We believe Spanish equities do not constitute an attractive risk-reward proposition versus core European equities.

Market Outlook

The ECB’s determination to do whatever it takes to preserve the euro-zone is a welcome development. However, fundamental prospects for Southern European Union (EU) countries have gotten worse, not better. This is true in particular of Greece, regardless of supportive EU leaders’ comments every time the country agrees to yet another round of austerity measures. One central issue remains that simultaneous austerity across Europe is defeating its purpose as it is pushing the region into a double dip recession. This in turn deepens budget deficits. Very low bond yields for ‘core’ and Northern EU countries help mitigate recessionary fiscal policies. However, any recovery in investor sentiment towards Europe is coupled with a rise in the Euro exchange rate, in particular versus the U.S. dollar. A more expensive currency is another factor holding back GDP growth in the region.

Prospects for the euro-zone continue to have a strong influence on other region’s stock markets, Japan’s in particular. The outlook for the Pacific Basin ex Japan region (again, dominated by Australia) remains largely related to the extent of the slowdown in China, and whether China’s leaders can succeed in rebalancing the drivers of the economy. Cyclical shares remain at risk of estimates downgrades while defensive shares are now often at all-time highs. This makes current equity markets rather tricky for value oriented investors and we are therefore holding high cash levels.

In this context, we continue to focus our alpha generation efforts on bottom-up stock selection. We continue to look for misunderstood situations, at the regional and at the stock level, where the upside to our fair value feels large enough to likely offset general macro-economic risks.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

Portfolio Summary

Asset Allocation
September 30, 2012
Equity Holdings	90.0%
Cash Equivalents	1.0%
Other Assets Less Liabilities	9.0%

Sector Diversification
September 30, 2012
Financials	17.6%
Industrials	12.0%
Consumer Staples	10.8%
Consumer Discretionary	10.7%
Health Care	9.2%
Telecommunication Services	8.0%
Information Technology	7.4%
Energy	6.9%
Materials	6.0%
Utilities	1.4%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For affiliated investment companies, the underlying securities are used to determine the sector diversification. For industry classifications, please see the Schedule of Investments starting on page 48.

Nomura Partners Funds	The World from Asia	:	25

Schedule of Investments – The Japan Fund

as of September 30, 2012

Common Stocks 97.9%

	Shares	Value ($)
Consumer Discretionary 21.7%
Auto Components 6.2%
Aisan Industry Co. Ltd.	8,200	64,650
Aisin Seiki Co. Ltd.	36,800	1,045,855
Bridgestone Corp.	184,100	4,266,403
Denso Corp.	58,500	1,835,840
Koito Manufacturing Co. Ltd.	29,000	334,897
Musashi Seimitsu Industry Co. Ltd.	7,800	142,043
Nifco, Inc.	3,100	71,578
Piolax, Inc.	19,200	400,326
Press Kogyo Co. Ltd.	36,000	143,761
Sanden Corp.	61,000	183,501
Sumitomo Rubber Industries Ltd.	64,900	770,320
Tachi-S Co. Ltd.	8,600	146,002
Yorozu Corp.	7,200	112,554
		9,517,730

Automobiles 5.8%
Daihatsu Motor Co. Ltd.	68,000	1,133,558
Fuji Heavy Industries Ltd.	25,000	207,381
Honda Motor Co. Ltd.	75,500	2,316,695
Isuzu Motors Ltd.	200,000	965,251
Nissan Motor Co. Ltd.	208,500	1,775,159
Suzuki Motor Corp.	9,300	180,412
Toyota Motor Corp.	58,200	2,283,557
		8,862,013

Distributors 0.2%
Jin Co. Ltd.	11,000	242,313

Hotels, Restaurants & Leisure 1.2%
Oriental Land Co. Ltd.	12,900	1,697,500
Tosho Co. Ltd.	5,800	63,993
		1,761,493

Household Durables 2.2%
Hajime Construction Co. Ltd.	4,300	151,529
LEC, Inc.	8,000	105,371
Panasonic Corp.	223,600	1,476,898
Rinnai Corp.	7,100	526,609
Sony Corp.	99,400	1,160,493
		3,420,900

Internet & Catalog Retail 1.0%
ASKUL Corp.	24,900	404,606
Rakuten, Inc.	89,800	913,722
Start Today Co. Ltd.	10,100	144,752
		1,463,080

	Shares	Value ($)
Leisure Equipment & Products 0.8%
Namco Bandai Holdings, Inc.	13,700	231,351
Shimano, Inc.	7,800	567,899
Tamron Co. Ltd.	4,500	137,503
Yamaha Corp.	39,400	365,281
		1,302,034

Media 1.1%
CyberAgent, Inc.	100	215,142
Fuji Media Holdings, Inc.	219	358,501
Kadokawa Group Holdings, Inc.	16,200	479,181
Nippon Television Network Corp.	12,200	178,999
SKY Perfect JSAT Holdings, Inc.	863	387,256
		1,619,079

Multiline Retail 1.4%
H2O Retailing Corp.	39,000	445,608
Isetan Mitsukoshi Holdings Ltd.	73,700	768,344
Matsuya Co. Ltd.*	18,200	203,244
Ryohin Keikaku Co. Ltd.	12,200	769,556
		2,186,752

Specialty Retail 1.8%
AOYAMA Trading Co. Ltd.	7,100	135,692
Arc Land Sakamoto Co. Ltd.	11,600	172,255
Bookoff Corp.	16,900	144,409
DCM Holdings Co. Ltd.	15,500	103,245
Fast Retailing Co. Ltd.	600	138,977
Geo Corp.	63	72,151
Nitori Holdings Co. Ltd.	10,050	932,770
Point, Inc.	5,150	185,716
Shimachu Co. Ltd.	8,000	167,038
Xebio Co. Ltd.	36,700	762,963
		2,815,216
Total Consumer Discretionary		33,190,610

Consumer Staples 6.4%
Beverages 0.4%
Kirin Holdings Co. Ltd.	31,000	414,516
Sapporo Holdings Ltd.	48,000	133,000
		547,516

Food & Staples Retailing 2.8%
Arcs Co. Ltd.	9,500	220,035
CREATE SD HOLDINGS Co. Ltd.	2,600	73,477
Heiwado Co. Ltd.	11,500	167,025

The accompanying notes are an integral part of the financial statements.

26	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – The Japan Fund

as of September 30, 2012

Common Stocks (continued)

	Shares	Value ($)
Consumer Staples (continued)
Lawson, Inc.	9,200	706,938
Maxvalu Tokai Co. Ltd.	11,800	169,884
Okuwa Co. Ltd.	12,000	181,671
Seven & I Holdings Co. Ltd.	71,800	2,204,880
Sugi Holdings Co. Ltd.	8,400	294,919
Welcia Holdings Co. Ltd.	8,150	264,823
		4,283,652

Food Products 1.5%
Ajinomoto Co., Inc.	88,000	1,378,153
Fuji Oil Co. Ltd.	29,900	417,124
Nippon Suisan Kaisha Ltd.	51,600	111,043
Nisshin Oillio Group Ltd.	43,000	168,303
Warabeya Nichiyo Co. Ltd.	13,700	237,018
		2,311,641

Household Products 0.8%
Unicharm Corp.	20,500	1,176,965

Personal Products NM%
Dr Ci:Labo Co. Ltd.	20	67,414

Tobacco 0.9%
Japan Tobacco, Inc.	47,000	1,408,617
Total Consumer Staples		9,795,805

Energy 0.7%
Energy Equipment & Services 0.2%
Modec, Inc.	17,900	352,082

Oil, Gas & Consumable Fuels 0.5%
INPEX Corp.	35	207,329
Itochu Enex Co. Ltd.	19,800	105,426
Japan Petroleum Exploration Co.	3,700	147,554
JX Holdings, Inc.	38,800	212,121
		672,430
Total Energy		1,024,512

Financials 13.5%
Capital Markets 0.1%
Monex Group, Inc.	780	127,118

Commercial Banks 7.3%
Bank of Kyoto Ltd.	20,000	168,872
Bank of Yokohama Ltd.	87,000	411,973
Chiba Bank Ltd.	36,000	208,660
Keiyo Bank Ltd.	42,000	191,694

	Shares	Value ($)
Mitsubishi UFJ Financial Group, Inc.	969,400	4,516,694
Mizuho Financial Group, Inc.	471,800	763,719
Resona Holdings, Inc.	190,300	779,811
Sumitomo Mitsui Financial Group, Inc.	120,900	3,761,063
Sumitomo Mitsui Trust Holdings, Inc.	52,000	154,443
Suruga Bank Ltd.	19,000	214,730
		11,171,659

Consumer Finance 0.2%
Aeon Credit Service Co. Ltd.	3,600	77,450
Hitachi Capital Corp.	12,300	221,775
		299,225

Diversified Financial Services 1.6%
Century Tokyo Leasing Corp.	8,900	172,338
Fuyo General Lease Co. Ltd.	17,300	505,858
Mitsubishi UFJ Lease & Finance Co. Ltd.	3,860	162,641
ORIX Corp.	16,660	1,670,552
		2,511,389

Insurance 1.6%
LIFENET INSURANCE Co.*	18,300	240,580
MS&AD Insurance Group Holdings, Inc.	33,200	570,668
Sony Financial Holdings, Inc.	9,800	166,950
Tokio Marine Holdings, Inc.	59,200	1,511,150
		2,489,348

Real Estate Management & Development 2.7%
Daibiru Corp.	29,500	241,301
Mitsui Fudosan Co. Ltd.	11,000	220,125
Sumitomo Realty & Development Co. Ltd.	92,000	2,440,671
Tokyo Tatemono Co. Ltd.*	65,000	253,787
Tokyu Land Corp.	169,000	904,426
		4,060,310
Total Financials		20,659,049

Health Care 4.5%
Health Care Equipment & Supplies 1.4%
Asahi Intecc Co. Ltd.	11,800	375,038
Hitachi Medical Corp.	5,000	59,418
Hogy Medical Co. Ltd.	2,300	123,442
Nihon Kohden Corp.	4,300	149,194
Nikkiso Co. Ltd.	9,000	110,898

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	27

Schedule of Investments – The Japan Fund

as of September 30, 2012

Common Stocks (continued)

	Shares	Value ($)
Health Care (continued)
Sysmex Corp.	5,900	283,018
Terumo Corp.	24,000	1,032,629
		2,133,637

Health Care Providers & Services 0.2%
Ship Healthcare Holdings, Inc.	4,700	149,768
Tsukui Corp.	9,200	185,075
		334,843
Health Care Technology 0.1%
M3, Inc.	40	75,993

Pharmaceuticals 2.8%
Astellas Pharma, Inc.	43,700	2,219,556
Chugai Pharmaceutical Co. Ltd.	52,300	1,095,184
Kaken Pharmaceutical Co. Ltd.	5,000	74,663
Kyowa Hakko Kirin Co. Ltd.	53,000	640,185
Nichi-iko Pharmaceutical Co. Ltd.	8,100	190,754
Torii Pharmaceutical Co. Ltd.	3,300	71,850
		4,292,192
Total Health Care		6,836,665

Industrials 24.7%
Air Freight & Logistics 0.9%
Kintetsu World Express, Inc.	6,900	220,760
Yamato Holdings Co. Ltd.	61,300	970,473
Yusen Logistics Co. Ltd.	15,100	137,498
		1,328,731

Building Products 2.1%
Asahi Glass Co. Ltd.	21,000	139,803
Bunka Shutter Co. Ltd.	40,000	180,348
Daikin Industries Ltd.	23,200	600,974
LIXIL Group Corp.	58,500	1,395,187
Sanwa Holdings Corp.	94,000	366,942
Takasago Thermal Engineering Co. Ltd.	17,600	142,486
TOTO Ltd.	53,000	389,615
		3,215,355

Commercial Services & Supplies 0.9%
Daiseki Co. Ltd.	6,600	102,540
Park24 Co. Ltd.	6,800	111,336
Sato Holdings Corp.	10,400	155,881
Secom Co. Ltd.	3,300	172,024
Sohgo Security Services Co. Ltd.	42,800	598,995
Toppan Printing Co. Ltd.	32,000	185,628
		1,326,404

	Shares	Value ($)
Construction & Engineering 1.4%
JGC Corp.	22,000	733,923
Kajima Corp.	77,000	210,047
Kandenko Co. Ltd.	30,000	143,209
Kinden Corp.	22,000	138,618
MIRAIT Holdings Corp.	36,200	291,428
Obayashi Corp.	132,000	601,870
		2,119,095

Electrical Equipment 3.2%
Mabuchi Motor Co. Ltd.	4,800	219,458
Mitsubishi Electric Corp.	255,000	1,877,869
Nidec Corp.	7,800	570,311
Sumitomo Electric Industries Ltd.	208,600	2,203,286
		4,870,924

Machinery 9.0%
Asahi Diamond Industrial Co. Ltd.	10,500	116,495
Daifuku Co. Ltd.	13,500	67,334
FANUC Corp.	11,100	1,787,728
Fuji Machine Manufacturing Co. Ltd.	9,000	121,082
Glory Ltd.	8,000	186,667
Hino Motors Ltd.	24,000	157,025
Hitachi Zosen Corp.	334,000	384,493
Komatsu Ltd.	40,300	792,869
Komori Corp.	20,600	104,500
Kubota Corp.	175,000	1,770,236
Makino Milling Machine Co. Ltd.	41,000	184,702
Makita Corp.	24,500	950,277
Max Co. Ltd.	10,000	117,591
Minebea Co. Ltd.	50,000	168,348
Mitsubishi Heavy Industries Ltd.	1,045,000	4,523,034
Nabtesco Corp.	10,300	188,971
Nippon Sharyo Ltd.	32,000	112,287
Nippon Thompson Co. Ltd.	40,000	135,215
NSK Ltd.	64,000	371,180
Oiles Corp.	17,700	367,276
ShinMaywa Industries Ltd.	37,000	187,988
Sintokogio Ltd.	16,100	110,329
SMC Corp.	4,200	676,565
Sumitomo Heavy Industries Ltd.	35,000	119,619
Tsubakimoto Chain Co.	20,000	115,762
		13,817,573

The accompanying notes are an integral part of the financial statements.

28	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – The Japan Fund

as of September 30, 2012

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Marine 0.2%
Nippon Yusen K.K.	182,000	321,546

Road & Rail 2.7%
East Japan Railway Co.	44,700	2,960,333
Fukuyama Transporting Co. Ltd.	31,000	171,602
Hamakyorex Co. Ltd.	11,700	366,907
Hitachi Transport System Ltd.	11,100	186,260
Nippon Express Co. Ltd.	95,000	360,169
Seino Holdings Co. Ltd.	29,000	183,845
		4,229,116

Trading Companies & Distributors 3.9%
Hanwa Co. Ltd.	57,000	197,816
ITOCHU Corp.	35,300	357,577
Marubeni Corp.	62,000	395,340
Mitsubishi Corp.	104,500	1,898,476
Mitsui & Co. Ltd.	126,500	1,778,446
MonotaRO Co. Ltd.	8,100	221,493
Nishio Rent All Co. Ltd.	14,000	158,083
Sumitomo Corp.	43,500	586,560
Toshin Group Co. Ltd.	6,500	194,577
Trusco Nakayama Corp.	6,900	125,872
		5,914,240

Transportation Infrastructure 0.4%
Mitsubishi Logistics Corp.	33,000	392,586
Mitsui-Soko Co. Ltd.	40,000	135,118
Sumitomo Warehouse Co. Ltd.	39,000	178,855
		706,559
Total Industrials		37,849,543

Information Technology 10.2%
Communications Equipment 0.2%
Hitachi Kokusai Electric, Inc.	34,000	225,124

Computers & Peripherals 0.8%
Fujitsu Ltd.	42,000	157,558
Melco Holdings, Inc.	10,600	204,801
NEC Corp. *	106,000	167,502
Seiko Epson Corp.	12,000	71,833
Toshiba Corp.	177,000	566,396
		1,168,090

Electronic Equipment, Instruments & Components 5.8%
Alps Electric Co. Ltd.	22,800	117,904
Canon Electronics, Inc.	6,900	151,914

	Shares	Value ($)
Hakuto Co. Ltd.	11,400	104,569
Hamamatsu Photonics K.K.	18,600	638,626
Hitachi High-Technologies Corp.	23,000	554,523
Hitachi Ltd.	698,000	3,878,500
Iriso Electronics Co. Ltd.	7,200	102,482
Keyence Corp.	3,000	766,388
Macnica, Inc.	9,200	191,577
Murata Manufacturing Co. Ltd.	3,200	170,230
Nichicon Corp.	21,500	149,394
Nihon Dempa Kogyo Co. Ltd.	8,500	94,971
Panasonic Industrial Devices SUNX Co. Ltd.	31,000	136,177
Siix Corp.	29,000	421,062
Taiyo Yuden Co. Ltd.	16,300	137,279
TDK Corp.	19,900	740,159
Yaskawa Electric Corp.	81,000	541,609
		8,897,364

Internet Software & Services 0.4%
F@N Communications, Inc.	251	383,539
Kakaku.com, Inc.	5,000	187,727
		571,266

IT Services 0.6%
CAC Corp.	17,900	154,364
IT Holdings Corp.	29,700	384,954
NET One Systems Co. Ltd.	34,000	428,042
		967,360

Office Electronics 1.3%
Canon, Inc.	50,700	1,622,541
Ricoh Co. Ltd.	21,000	177,141
Toshiba TEC Corp.	45,000	198,268
		1,997,950

Semiconductors & Semiconductor Equipment 0.2%
Mimasu Semiconductor Industry Co. Ltd.	12,900	98,315
Rohm Co. Ltd.	5,200	175,001
		273,316

Software 0.9%
DTS Corp.	8,200	111,581
Nintendo Co. Ltd.	6,300	792,203
OBIC Business Consultants Co. Ltd.	3,150	178,450
Square Enix Holdings Co. Ltd.	23,700	361,529
		1,443,763
Total Information Technology		15,544,233

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	29

Schedule of Investments – The Japan Fund

as of September 30, 2012

Common Stocks (concluded)

	Shares	Value ($)
Materials 9.8%
Chemicals 6.7%
ADEKA Corp.	53,900	405,223
Arakawa Chemical Industries Ltd.	13,700	110,612
C Uyemura & Co. Ltd.	3,700	130,478
Daicel Corp.	160,000	959,004
Hitachi Chemical Co. Ltd.	27,000	364,731
JSP Corp.	12,700	186,420
JSR Corp.	22,000	360,607
Kansai Paint Co. Ltd.	28,000	308,459
Kuraray Co. Ltd.	95,300	1,082,601
KUREHA Corp.	45,000	178,724
LINTEC Corp.	5,900	107,430
Mitsubishi Chemical Holdings Corp.	142,500	545,522
Mitsubishi Gas Chemical Co., Inc.	57,000	286,100
Nippon Shokubai Co. Ltd.	35,000	391,341
Sakai Chemical Industry Co. Ltd.	54,000	158,410
Sanyo Chemical Industries Ltd.	7,000	36,078
Shikoku Chemicals Corp.	18,000	108,664
Shin-Etsu Chemical Co. Ltd.	28,300	1,590,874
Showa Denko K.K.	446,000	708,079
Sumitomo Chemical Co. Ltd.	215,000	547,709
Taiyo Nippon Sanso Corp.	36,000	189,467
Tokai Carbon Co. Ltd.	36,000	108,996
Toray Industries, Inc.	63,000	372,733
Toyo Ink SC Holdings Co. Ltd.	74,000	265,333
Ube Industries Ltd.	343,000	737,840
		10,241,435
Containers & Packaging 0.1%
FP Corp.	2,900	228,566

Metals & Mining 2.5%
Asahi Holdings, Inc.	9,300	155,346
Chubu Steel Plate Co. Ltd.	31,700	119,750
Daido Steel Co. Ltd.	29,000	134,780
Dowa Holdings Co. Ltd.	76,000	526,478
Hitachi Metals Ltd.	14,000	123,270
JFE Holdings, Inc.	9,300	122,601
Nisshin Steel Co. Ltd.	124,000	130,220
Osaka Steel Co. Ltd.	20,200	329,722
Sumitomo Metal Industries Ltd.	257,000	375,920

	Shares	Value ($)
Sumitomo Metal Mining Co. Ltd.	106,000	1,329,312
Toho Zinc Co. Ltd.	43,000	150,811
Yamato Kogyo Co. Ltd.	11,800	347,964
		3,846,174

Paper & Forest Products 0.5%
OJI Paper Co. Ltd.	241,000	734,523
Total Materials		15,050,698

Telecommunication Services 5.2%
Diversified Telecommunication Services 2.4%
Nippon Telegraph and Telephone Corp.	75,900	3,601,580

Wireless Telecommunication Services 2.8%
KDDI Corp.	7,600	588,859
NTT DoCoMo, Inc.	1,634	2,649,945
Softbank Corp.	25,700	1,040,219
		4,279,023
Total Telecommunication Services		7,880,603

Utilities 1.2%
Electric Utilities 0.1%
Tohoku Electric Power Co., Inc.	21,500	172,312

Gas Utilities 1.1%
Tokyo Gas Co. Ltd.	307,000	1,691,255
Total Utilities		1,863,567
Total Common Stocks (Cost $132,088,390)		149,695,285
Total Investments 97.9% (Cost $132,088,390)		149,695,285
Other Assets Less Liabilities 2.1%		3,257,636
Net Assets 100.0%		152,952,921

*	Non income-producing security.

NM — Not Material less than 0.05%.

The accompanying notes are an integral part of the financial statements.

30	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – The Japan Fund

as of September 30, 2012

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$149,695,285	$—	$149,695,285
Total Investments	$—	$149,695,285	$—	$149,695,285

The security in the table below was a Level 3 security because it was fair valued under procedures adopted by the Board of Directors during the period. Such valuation was based on a review of inputs such as, but not limited to, similar securities, company specific financial information and company specific news.

There were no transfers between Level 1, 2 or 3 as of September 30, 2012, based on the valuation input levels assigned to securities on September 30, 2011.

The following information is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of September 30, 2011	Accrued Premiums/ (Discounts)	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales	Transfers In	Transfers Out	Balance as of September 30, 2012
Common Stocks	$220,676	$—	$79,874	$(63,351)	$—	$(237,199)	$—	$—	$—
Total Investments	$220,676	$—	$79,874	$(63,351)	$—	$(237,199)	$—	$—	$—

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	31

Schedule of Investments – Asia Pacific ex Japan Fund

as of September 30, 2012

Common Stocks 91.4%

	Shares	Value ($)
Australia 5.3%
Metals & Mining 5.3%
BHP Billiton Ltd.	4,280	146,648
Newcrest Mining Ltd.	6,801	202,142
Rio Tinto Ltd.	2,109	115,705
Total Australia		464,495

China 8.5%
Computers & Peripherals 1.2%
Lenovo Group Ltd.	128,000	105,999

Internet Software & Services 3.6%
Tencent Holdings Ltd.	9,200	312,659

Personal Products 2.5%
Hengan International Group Co. Ltd.	23,500	221,806

Specialty Retail 1.2%
Belle International Holdings Ltd.	60,000	107,767
Total China		748,231

Hong Kong 11.6%
Commercial Banks 3.3%
BOC Hong Kong Holdings Ltd.	93,000	294,693

Hotels, Restaurants & Leisure 2.2%
SJM Holdings Ltd.	88,000	190,347

Real Estate Investment Trusts (REITs) 3.4%
Link	63,338	299,709

Real Estate Management & Development 2.7%
Sun Hung Kai Properties Ltd.	16,036	234,777
Total Hong Kong		1,019,526

India 4.2%
Commercial Banks 2.0%
ICICI Bank Ltd., ADR	4,300	172,602

Construction & Engineering 2.2%
Larsen & Toubro Ltd., GDR, Reg — S Shares	6,588	197,442
Total India		370,044

Indonesia 10.3%
Automobiles 2.4%
Astra International Tbk PT	271,500	209,630

	Shares	Value ($)
Commercial Banks 2.3%
Bank Bukopin Tbk PT	990,000	66,010
Bank Mandiri Persero Tbk PT	158,000	134,796
		200,806

Construction Materials 1.7%
Indocement Tunggal Prakarsa Tbk PT	68,500	145,473

Food Products 0.8%
BW Plantation Tbk PT	425,000	66,330

Oil, Gas & Consumable Fuels 0.7%
Adaro Energy Tbk PT	392,000	61,081

Specialty Retail 0.5%
Indomobil Sukses Internasional Tbk PT	81,500	48,377

Tobacco 0.4%
Gudang Garam Tbk PT	8,000	38,789

Trading Companies & Distributors 1.5%
AKR Corporindo Tbk PT	305,000	134,610
Total Indonesia		905,096

Korea, Republic of 21.1%
Auto Components 4.3%
Hyundai Mobis	1,368	380,855

Construction & Engineering 3.5%
Samsung Engineering Co. Ltd.	1,773	304,202

Machinery 0.9%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	3,280	75,923

Semiconductors & Semiconductor Equipment 11.6%
SK Hynix, Inc.*	10,170	206,539
Samsung Electronics Co. Ltd.	679	817,470
		1,024,009

Software 0.8%
NCSoft Corp.	346	73,755
Total Korea, Republic of		1,858,744

Malaysia 0.9%
Airlines 0.9%
AirAsia BHD	79,000	78,166
Total Malaysia		78,166

The accompanying notes are an integral part of the financial statements.

32	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – Asia Pacific ex Japan Fund

as of September 30, 2012

Common Stocks (continued)

	Shares	Value ($)
Philippines 10.2%
Commercial Banks 1.7%
Metropolitan Bank & Trust	66,064	146,250

Diversified Financial Services 0.8%
Ayala Corp.	6,500	66,264

Food Products 0.9%
Universal Robina Corp.	48,820	81,508

Industrial Conglomerates 4.1%
Alliance Global Group, Inc.	235,800	82,957
DMCI Holdings, Inc.	203,290	282,490
		365,447

Real Estate Management & Development 1.7%
Ayala Land, Inc.	256,100	146,180

Transportation Infrastructure 1.0%
International Container Terminal Services, Inc.	54,390	91,772
Total Philippines		897,421

Singapore 1.2%
Hotels, Restaurants & Leisure 1.2%
Overseas Union Enterprise Ltd.	48,000	110,918
Total Singapore		110,918

Taiwan 9.6%
Capital Markets 1.6%
Yuanta Financial Holding Co. Ltd.	268,842	140,673

Electronic Equipment, Instruments & Components 1.0%
HON HAI Precision Industry Co. Ltd.	28,320	87,708

Hotels, Restaurants & Leisure 1.3%
Formosa International Hotels Corp.	9,240	110,354

Leisure Equipment & Products 1.8%
Giant Manufacturing Co. Ltd.	29,718	157,083

Semiconductors & Semiconductor Equipment 3.9%
Kinsus Interconnect Technology Corp.	32,000	93,555
Radiant Opto-Electronics Corp.	58,540	253,731
		347,286
Total Taiwan		843,104

	Shares	Value ($)
Thailand 8.5%
Building Products 0.6%
Dynasty Ceramic PCL	33,500	55,235

Chemicals 2.3%
PTT Global Chemical PCL	99,765	204,197

Commercial Banks 0.9%
Thanachart Capital PCL	60,600	74,323

Diversified Telecommunication Services 1.0%
Jasmine International PCL	725,300	91,428

Food & Staples Retailing 1.8%
CP ALL PCL	134,900	155,587

Multiline Retail 1.9%
Robinson Department Store PCL	79,400	167,029
Total Thailand		747,799
Total Common Stocks (Cost $5,730,456)		8,043,544

Participatory Notes 8.0%

India 8.0%
Automobiles 0.5%
Mahindra & Mahindra Ltd., Issued by Deutsche Bank AG London, maturity date 11/05/21, 144A	2,959	48,404

Commercial Banks 1.6%
HDFC Bank Ltd., Issued by Merrill Lynch International & Co., maturity date 05/26/15, 144A	11,782	140,245

IT Services 0.5%
Tata Consultancy Services Ltd., Issued by JPMorgan International, maturity date 02/07/17, 144A	1,872	46,063

Metals and Mining 0.6%
Jindal Steel & Power Ltd., Issued Deutsche Bank AG London, maturity date 05/02/19, 144A	6,150	49,697

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	33

Schedule of Investments – Asia Pacific ex Japan Fund

as of September 30, 2012

Participatory Notes (concluded)

	Shares	Value ($)
India (continued)

Thrifts and Mortgage Finance 1.7%
Housing Development Finance Corp., Issued by Merrill Lynch International & Co., maturity date 08/19/15, 144A	10,455	153,181

Tobacco 3.1%
ITC Ltd., Issued by JPMorgan International, maturity date 02/16/17, 144A	52,645	272,280
Total India		709,870
Total Participatory Notes (Cost $658,394)		709,870

Short-Term Investment 0.1%

United States 0.1%
State Street Institutional Liquid Reserve, 0.21%(a)	10,416	10,416
Total Short-Term Investment (Cost $10,416)		10,416
Total Investments 99.5% (Cost $6,399,266)		8,763,830
Other Assets Less Liabilities 0.5%		39,948
Net Assets 100.0%		8,803,778
*	Non-income producing security.

(a)	Yield as of September 30, 2012.

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the value of these securities amounted to $709,870 or 8.0% of net assets.

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$172,602	$7,870,942	$—	$8,043,544
Participatory Notes	—	709,870	—	709,870
Short-Term Investment	—	10,416	—	10,416
Total Investments	$172,602	$8,591,228	$—	$8,763,830

As of September 30, 2012, $377,850 transferred from Level 1 to Level 2, based on the valuation input Levels assigned to securities on September 30, 2011. These securities are foreign shares and do not receive a domestic price from a pricing service and as a result, have a spot currency valuation adjustment.

The accompanying notes are an integral part of the financial statements.

34	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – India Fund

as of September 30, 2012

Common Stocks 94.2%

	Shares	Value ($)
Consumer Discretionary 2.1%
Automobiles 2.1%
Maruti Suzuki India Ltd.	8,404	214,700
Total Consumer Discretionary		214,700

Consumer Staples 11.4%
Food Products 1.6%
McLeod Russel India Ltd.	26,000	159,089

Tobacco 9.8%
ITC Ltd.	196,000	1,006,414
Total Consumer Staples		1,165,503

Energy 7.5%
Oil, Gas & Consumable Fuels 7.5%
Bharat Petroleum Corp. Ltd.	38,415	255,670
Reliance Industries Ltd.	32,164	508,200
Total Energy		763,870

Financials 33.9%
Commercial Banks 23.9%
Axis Bank Ltd.	9,505	203,974
HDFC Bank Ltd.	111,000	1,318,926
ICICI Bank Ltd.	35,235	708,343
Yes Bank Ltd.	29,825	216,267
		2,447,510

Diversified Financial Services 3.3%
Infrastructure Development Finance Co. Ltd.	114,422	333,559

Thrifts & Mortgage Finance 6.7%
Housing Development Finance Corp. Ltd.	47,203	688,814
Total Financials		3,469,883

Health Care 5.6%
Pharmaceuticals 5.6%
Dr. Reddy’s Laboratories Ltd.	10,799	336,835
Ipca Laboratories Ltd.	14,200	131,472
Lupin Ltd.	9,359	106,038
Total Health Care		574,345

Industrials 12.4%
Construction & Engineering 10.8%
IRB Infrastructure Developers Ltd.	69,411	199,594
Larsen & Toubro Ltd.	16,881	509,174
Sadbhav Engineering Ltd.	144,423	404,019
		1,112,787

	Shares	Value ($)
Industrial Conglomerates 1.6%
Jaiprakash Associates Ltd.	103,127	160,677
Total Industrials		1,273,464

Information Technology 10.9%
IT Services 10.9%
Cognizant Technology Solutions Corp.*	5,000	349,600
HCL Technologies Ltd.	46,354	504,654
Infosys Ltd.	5,389	257,950
Total Information Technology		1,112,204

Materials 9.9%
Chemicals 0.8%
Godrej Industries Ltd.	15,113	81,563

Construction Materials 4.5%
ACC Ltd.	8,724	242,617
Ambuja Cements Ltd.	58,626	224,470
		467,087

Metals & Mining 4.6%
Jindal Steel & Power Ltd.	22,541	181,740
Sterlite Industries India Ltd.	153,373	288,173
		469,913
Total Materials		1,018,563

Utilities 0.5%
Independent Power Producers & Energy Traders 0.5%
Jaiprakash Power Ventures Ltd.*	75,474	50,488
Total Utilities		50,488
Total Common Stocks (Cost $8,277,417)		9,643,020

Short-Term Investment 0.4%
State Street Institutional Liquid Reserve, 0.21%(a)	40,725	40,725
Total Short-Term Investment (Cost $40,725)		40,725
Total Investments 94.6% (Cost $8,318,142)		9,683,745
Other Assets Less Liabilities 5.4%		555,740
Net Assets 100.0%		10,239,485

*	Non-income producing security.

(a)	Yield as of September 30, 2012.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	35

Schedule of Investments – India Fund

as of September 30, 2012

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$349,600	$9,293,420	$—	$9,643,020
Short-Term Investment	—	40,725	—	40,725
Total Investments	$349,600	$9,334,145	$—	$9,683,745

There were no transfers between Level 1, 2 or 3 as of September 30, 2012, based on the valuation input levels assigned to securities on September 30, 2011.

The accompanying notes are an integral part of the financial statements.

36	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – Greater China Fund

as of September 30, 2012

Common Stocks 95.7%

	Shares	Value ($)
China 46.4%
Airlines 0.1%
Air China Ltd. — H Shares	10,000	6,285

Automobiles 1.2%
Brilliance China Automotive Holdings Ltd.*	66,000	72,577
Geely Automobile Holdings Ltd.	85,000	32,281
		104,858

Capital Markets 0.6%
CITIC Securities Co. Ltd. —H Shares	12,500	21,941
Haitong Securities Co. Ltd.*	22,800	28,332
		50,273

Commercial Banks 11.1%
Agricultural Bank of China Ltd. — H Shares	62,000	24,116
Bank of China Ltd. — H Shares	480,800	182,876
Bank of Communications Co. Ltd. — H Shares	109,000	73,675
China Construction Bank Corp. — H Shares	468,790	323,945
Industrial & Commercial Bank of China Ltd. — H Shares	560,000	329,297
		933,909

Construction & Engineering 1.0%
China Communications Construction Co. Ltd. — H Shares	103,000	82,906

Construction Materials 1.7%
Anhui Conch Cement Co. Ltd. — H Shares	21,000	65,180
China Resources Cement Holdings Ltd.	52,000	30,163
China Shanshui Cement Group Ltd.	80,000	52,041
		147,384

Diversified Telecommunication Services 0.9%
China Communication Services Corp. Ltd. — H Shares	64,400	37,452
China Telecom Corp. Ltd. — H Shares	62,000	35,888
		73,340

Electronic Equipment, Instruments & Components 0.5%
Kingboard Chemical Holdings Ltd.	19,000	45,284

	Shares	Value ($)
Food Products 0.4%
Tingyi Cayman Islands Holding Corp.	12,000	35,983

Household Durables 0.4%
Haier Electronics Group Co. Ltd.*	27,000	31,324

Independent Power Producers & Energy Traders 1.7%
China Power International Development Ltd.	169,000	46,292
China Resources Power Holdings Co. Ltd.	24,000	52,436
Huaneng Power International, Inc. — H Shares	58,000	44,037
		142,765

Insurance 2.9%
China Life Insurance Co. Ltd. — H Shares	51,000	146,915
China Pacific Insurance Group Co. Ltd. — H Shares	21,800	65,599
Ping An Insurance Group Co.	4,500	33,884
		246,398

Internet Software & Services 1.8%
Tencent Holdings Ltd.	4,600	156,330

Machinery 0.4%
Zoomlion Heavy Industry Science and Technology Co. Ltd.	31,600	35,669

Marine 0.9%
China Shipping Container Lines Co. Ltd.* — H Shares	98,000	19,833
China Shipping Development Co. Ltd. — H Shares	142,000	58,667
		78,500

Metals & Mining 0.4%
Zhaojin Mining Industry Co. Ltd.	18,500	33,287

Multiline Retail 0.2%
Golden Eagle Retail Group Ltd.	8,000	15,657

Oil, Gas & Consumable Fuels 9.8%
China Petroleum & Chemical Corp. — H Shares	120,000	111,492
China Shenhua Energy Co. Ltd. — H Shares	31,500	121,202

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	37

Schedule of Investments – Greater China Fund

as of September 30, 2012

Common Stocks (continued)

	Shares	Value ($)
China (continued)
CNOOC Ltd.	130,000	263,779
Kunlun Energy Co. Ltd.	58,000	101,480
PetroChina Co. Ltd. — H Shares	180,000	233,715
		831,668

Pharmaceuticals 0.3%
United Laboratories International Holdings Ltd.*	46,000	21,937

Real Estate Management & Development 2.3%
Agile Property Holdings Ltd.	46,000	51,819
China Overseas Land & Investment Ltd.	32,000	81,326
Guangzhou R&F Properties Co. Ltd. — H Shares	27,200	31,306
Sino-Ocean Land Holdings Ltd.	45,500	25,710
		190,161

Specialty Retail 1.1%
Baoxin Auto Group Ltd.*	43,500	27,461
Belle International Holdings Ltd.	30,000	53,883
GOME Electrical Appliances Holdings Ltd.*	105,000	11,054
		92,398

Transportation Infrastructure 0.9%
China Merchants Holdings International Co. Ltd.	6,000	18,449
Cosco Pacific Ltd.	40,000	56,110
		74,559

Wireless Telecommunication Services 5.8%
China Mobile Ltd.	44,500	493,430
Total China		3,924,305

Hong Kong 20.5%

Airlines 0.3%
Cathay Pacific Airways Ltd.	18,000	29,216

Chemicals 0.4%
China BlueChemical Ltd. — H Shares	58,000	34,024

Commercial Banks 0.9%
BOC Hong Kong Holdings Ltd.	23,500	74,466

	Shares	Value ($)
Distributors 0.7%
Li & Fung Ltd.	36,000	55,713

Diversified Financial Services 0.2%
First Pacific Co. Ltd.	16,000	17,345

Diversified Telecommunication Services NM%
HKT Trust / HKT Ltd.	3,869	3,281

Electric Utilities 1.9%
CLP Holdings Ltd.	7,500	63,762
Power Assets Holdings Ltd.	11,000	93,317
		157,079

Electrical Equipment 0.4%
Zhuzhou CSR Times Electric Co. Ltd. — H Shares	12,000	30,661

Hotels, Restaurants & Leisure 2.2%
Sands China Ltd.	22,400	83,029
SJM Holdings Ltd.	49,000	105,989
		189,018

Industrial Conglomerates 0.5%
Hutchison Whampoa Ltd.	4,000	38,555

Insurance 1.8%
AIA Group Ltd.	40,400	149,200

Real Estate Investment Trusts (REITs) 1.4%
Link	25,000	118,297

Real Estate Management & Development 9.8%
Cheung Kong Holdings Ltd.	16,000	233,598
Hang Lung Properties Ltd.	27,000	92,194
Henderson Land Development Co. Ltd.	10,000	71,398
Hongkong Land Holdings Ltd.	9,000	53,970
New World Development Co. Ltd.	22,000	33,868
Sun Hung Kai Properties Ltd.	16,079	235,406
Swire Pacific Ltd.—A Shares	7,000	85,459
Wheelock & Co. Ltd.	6,000	25,754
		831,647
Total Hong Kong		1,728,502

Taiwan 28.8%
Capital Markets 2.6%
Yuanta Financial Holding Co. Ltd.	425,711	222,755

The accompanying notes are an integral part of the financial statements.

38	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – Greater China Fund

as of September 30, 2012

Common Stocks (concluded)

	Shares	Value ($)
Taiwan (continued)
Chemicals 3.6%
Formosa Plastics Corp.	58,990	168,179
Taiwan Fertilizer Co. Ltd.	51,000	137,770
		305,949
Computers & Peripherals 1.5%
Quanta Computer, Inc.	47,000	124,249

Construction & Engineering 1.2%
CTCI Corp.	44,000	99,667

Electronic Equipment, Instruments & Components 5.1%
HON HAI Precision Industry Co. Ltd.	89,380	276,815
Synnex Technology International Corp.	26,000	58,751
WPG Holdings Co. Ltd.	72,736	96,367
		431,933

Health Care Equipment & Supplies 1.1%
St Shine Optical Co. Ltd.	7,000	90,053

Hotels, Restaurants & Leisure 1.4%
Formosa International Hotels Corp.	9,520	113,698

Insurance 1.8%
China Life Insurance Co. Ltd*	161,615	148,931

Leisure Equipment & Products 2.1%
Giant Manufacturing Co. Ltd.	33,520	177,180

Real Estate Management & Development 1.2%
Prince Housing & Development Corp.	140,283	103,602

	Shares	Value ($)
Semiconductors & Semiconductor Equipment 6.1%
Kinsus Interconnect Technology Corp.	23,000	67,242
Radiant Opto-Electronics Corp.	42,822	185,605
Taiwan Semiconductor Manufacturing Co. Ltd.	86,629	263,970
		516,817

Wireless Telecommunication Services 1.1%
Far EasTone Telecommunications Co. Ltd.	39,000	96,472
Total Taiwan		2,431,306
Total Common Stocks (Cost $7,011,507)		8,084,113

Short-Term Investment 2.0%

United States 2.0%
State Street Institutional Liquid Reserve, 0.21%,(a)	171,361	171,361
Total Short-Term Investment (Cost $171,361)		171,361
Total Investments 97.7% (Cost $7,182,868)		8,255,474
Other Assets Less Liabilities 2.3%		192,386
Net Assets 100.0%		8,447,860

*	Non-income producing security.

(a)	Yield as of September 30, 2012.

NM — Not Material less than 0.05%.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$8,084,113	$—	$8,084,113
Short-Term Investment	—	171,361	—	171,361
Total Investments	$—	$8,255,474	$—	$8,255,474

There were no transfers between Level 1, 2 or 3 as of September 30, 2012, based on the valuation input levels assigned to securities on September 30, 2011.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	39

Schedule of Investments – Global Equity Income Fund

as of September 30, 2012

Common Stocks 96.5%

	Shares	Value ($)
Australia 5.4%
Beverages 0.6%
Coca-Cola Amatil Ltd.	3,210	44,995

Commercial Banks 0.9%
Westpac Banking Corp.	2,940	75,513

Diversified Telecommunication Services 0.7%
Telstra Corp. Ltd.	13,353	54,170

Health Care Equipment & Supplies 0.3%
Cochlear Ltd.	314	21,819

Metals & Mining 1.3%
BHP Billiton Ltd.	3,153	108,033

Real Estate Investment Trusts (REITs) 1.6%
Stockland	2,382	8,230
Westfield Group	7,473	78,479
Westfield Retail Trust	15,764	47,125
		133,834
Total Australia		438,364

Brazil 1.6%
Beverages 0.2%
Cia de Bebidas das Americas, ADR	400	15,308

Diversified Telecommunication Services 0.4%
Telefonica Brasil S.A., ADR	1,500	32,610

Electric Utilities 0.2%
Light S.A.	1,500	17,396

Metals & Mining 0.8%
Vale S.A., ADR	3,400	60,860
Total Brazil		126,174

Canada 1.4%
Commercial Banks 1.1%
Bank of Nova Scotia	1,626	89,181

Oil, Gas & Consumable Fuels 0.3%
Crescent Point Energy Corp.	600	26,567
Total Canada		115,748

China 0.9%
Commercial Banks 0.4%
Industrial & Commercial Bank of China Ltd. — H Shares	55,000	32,342

	Shares	Value ($)
Wireless Telecommunication Services 0.5%
China Mobile Ltd.	4,000	44,353
Total China		76,695

France 4.6%
Electrical Equipment 0.5%
Legrand S.A.	1,097	41,463

Insurance 0.7%
SCOR SE	2,303	59,334

Oil, Gas & Consumable Fuels 2.1%
Total S.A.	3,497	173,937

Pharmaceuticals 1.3%
Sanofi	1,204	102,857
Total France		377,591

Germany 2.0%
Automobiles 0.8%
Daimler AG	1,297	62,909

Chemicals 0.4%
BASF SE	403	34,052

Diversified Telecommunication Services 0.3%
Deutsche Telekom AG	1,661	20,442

Industrial Conglomerates 0.5%
Siemens AG	439	43,839
Total Germany		161,242

Hong Kong 0.8%
Communications Equipment 0.8%
VTech Holdings Ltd.	5,100	62,368
Total Hong Kong		62,368

Ireland 0.6%
Cement 0.6%
CRH PLC	2,677	51,592
Total Ireland		51,592

Israel 1.5%
Chemicals 0.7%
Israel Chemicals Ltd.	4,866	59,058

Pharmaceuticals 0.8%
Teva Pharmaceutical Industries Ltd., ADR	1,500	62,115
Total Israel		121,173

The accompanying notes are an integral part of the financial statements.

40	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – Global Equity Income Fund

as of September 30, 2012

Common Stocks (continued)

	Shares	Value ($)
Italy 0.9%
Electric Utilities 0.5%
Terna — Rete Elettrica Nazionale SpA	10,734	40,071

Gas Utilities 0.4%
Snam Rete Gas SpA	7,953	35,301
Total Italy		75,372

Japan 5.7%
Building Products 0.3%
Asahi Glass Co. Ltd.	3,000	19,972

Chemicals 0.6%
Shin-Etsu Chemical Co. Ltd.	900	50,593

Commercial Banks 0.3%
Mitsubishi UFJ Financial Group, Inc.	4,700	21,899

Commercial Services & Supplies 0.5%
Secom Co. Ltd.	800	41,703

Diversified Consumer Services 0.5%
Benesse Holdings, Inc.	800	38,710

Food & Staples Retailing 0.3%
Lawson, Inc.	300	23,052

Metals & Mining 0.5%
Sumitomo Metal Mining Co. Ltd.	3,000	37,622

Office Electronics 0.6%
Canon, Inc.	1,600	51,204

Pharmaceuticals 0.5%
Tsumura & Co.	1,400	43,844

Software 0.3%
Trend Micro, Inc.	1,000	27,914

Trading Companies & Distributors 1.0%
Mitsubishi Corp.	4,500	81,752

Wireless Telecommunication Services 0.3%
NTT DoCoMo, Inc.	16	25,948
Total Japan		464,213

Malaysia 0.6%

Wireless Telecommunication Services 0.6%
Axiata Group Bhd	22,100	46,960
Total Malaysia		46,960

	Shares	Value ($)
Mexico 1.5%
Household Products 0.9%
Kimberly-Clark de Mexico SAB de C.V. — A Shares	31,500	75,227

Metals & Mining 0.6%
Grupo Mexico SAB de C.V. — Series B	14,928	49,336
Total Mexico		124,563

Netherlands 2.2%
Chemicals 0.7%
Koninklijke DSM NV	1,114	55,688

Oil, Gas & Consumable Fuels 1.5%
Royal Dutch Shell PLC —B Shares	3,374	120,008
Total Netherlands		175,696

Singapore 2.0%
Industrial Conglomerates 1.5%
Keppel Corp. Ltd.	13,300	122,902

Wireless Telecommunication Services 0.5%
StarHub Ltd.	12,000	36,303
Total Singapore		159,205

Sweden 0.7%
Machinery 0.7%
Atlas Copco AB — B Shares	1,367	28,699
Sandvik AB	2,166	29,513
Total Sweden		58,212

Switzerland 6.5%
Diversified Telecommunication Services 0.5%
Swisscom AG	98	39,427

Electrical Equipment 0.5%
ABB Ltd.*	2,261	42,505

Food Products 1.3%
Nestle S.A.	1,704	107,490

Insurance 0.8%
Zurich Financial Services AG*	245	61,003

Pharmaceuticals 3.2%
Novartis AG	2,094	128,166
Roche Holding AG	691	129,083
		257,249

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	41

Schedule of Investments – Global Equity Income Fund

as of September 30, 2012

Common Stocks (continued)

	Shares	Value ($)
Switzerland (continued)
Semiconductors & Semiconductor Equipment 0.2%
STMicroelectronics NV	3,269	17,682
Total Switzerland		525,356

Taiwan 1.1%
Semiconductors & Semiconductor Equipment 1.1%
Radiant Opto-Electronics Corp.	4,120	17,857
Taiwan Semiconductor Manufacturing Co. Ltd.	24,079	73,372
Total Taiwan		91,229

United Kingdom 11.1%
Commercial Banks 2.3%
HSBC Holdings PLC	11,830	109,772
Standard Chartered PLC	3,316	75,113
		184,885

Food & Staples Retailing 1.3%
Tesco PLC	19,116	102,569

Food Products 0.3%
Unilever PLC	678	24,694

Insurance 0.6%
RSA Insurance Group PLC	29,171	52,143

Media 0.6%
Reed Elsevier PLC	4,803	45,984

Metals & Mining 0.5%
Antofagasta PLC	2,206	45,162

Multi-Utilities 0.5%
National Grid PLC	3,466	38,261

Oil, Gas & Consumable Fuels 2.1%
BP PLC	23,967	169,164

Pharmaceuticals 1.5%
GlaxoSmithKline PLC	5,282	121,844

Tobacco 0.9%
British American Tobacco PLC	1,408	72,398

Wireless Telecommunication Services 0.5%
Vodafone Group PLC	14,928	42,486
Total United Kingdom		899,590

	Shares	Value ($)
United States 45.4%
Aerospace & Defense 2.0%
Raytheon Co.	900	51,444
The Boeing Co.	1,100	76,582
United Technologies Corp.	400	31,316
		159,342

Air Freight & Logistics 0.9%
United Parcel Service, Inc. —Class B	1,000	71,570

Beverages 2.5%
Coca-Cola Co.	2,700	102,411
Dr. Pepper Snapple Group, Inc.	2,200	97,966
		200,377

Biotechnology 0.3%
Amgen, Inc.	300	25,296

Chemicals 2.0%
E. I. du Pont de Nemours & Co.	2,300	115,621
The Dow Chemical Co.	1,700	49,232
		164,853

Commercial Banks 1.6%
M&T Bank Corp.	700	66,612
Wells Fargo & Co.	1,800	62,154
		128,766

Commercial Services & Supplies 0.3%
Avery Dennison Corp.	700	22,274

Communications Equipment 0.5%
Cisco Systems, Inc.	2,100	40,089

Distributors 0.3%
Genuine Parts Co.	400	24,412

Diversified Financial Services 1.9%
JPMorgan Chase & Co.	3,100	125,488
NYSE Euronext	1,100	27,115
		152,603

Diversified Telecommunication Services 1.9%
AT&T, Inc.	1,300	49,010
CenturyLink, Inc.	1,300	52,520
Verizon Communications, Inc.	1,100	50,127
		151,657

The accompanying notes are an integral part of the financial statements.

42	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – Global Equity Income Fund

as of September 30, 2012

Common Stocks (continued)

	Shares	Value ($)
United States (continued)
Electric Utilities 1.8%
Duke Energy Corp.	766	49,637
NV Energy, Inc.	2,200	39,622
Southern Co.	1,300	59,917
		149,176

Electrical Equipment 0.5%
Emerson Electric Co.	800	38,616

Electronic Equipment, Instruments & Components 0.3%
Molex, Inc.	1,000	26,280

Food & Staples Retailing 0.9%
Sysco Corp.	2,400	75,048

Food Products 0.6%
HJ Heinz Co.	900	50,355

Health Care Equipment & Supplies 0.9%
Baxter International, Inc.	400	24,104
Medtronic, Inc.	1,100	47,432
		71,536

Hotels, Restaurants & Leisure 1.1%
Darden Restaurants, Inc.	1,000	55,750
McDonald’s Corp.	400	36,700
		92,450

Household Products 0.5%
Procter & Gamble Co.	600	41,616

Industrial Conglomerates 1.2%
General Electric Co.	4,400	99,924

Insurance 1.6%
Aflac, Inc.	1,700	81,396
Arthur J Gallagher & Co.	1,300	46,566
		127,962

IT Services 1.4%
Automatic Data Processing, Inc.	1,000	58,660
Paychex, Inc.	1,600	53,264
		111,924

Media 0.5%
The McGraw-Hill Cos., Inc.	700	38,213

Metals & Mining 1.8%
Nucor Corp.	2,700	103,302
Southern Copper Corp.	1,209	41,541
		144,843

	Shares	Value($)
Multi-Utilities 1.0%
Consolidated Edison, Inc.	500	29,945
Wisconsin Energy Corp.	1,300	48,971
		78,916

Oil, Gas & Consumable Fuels 4.4%
Chevron Corp.	1,500	174,840
Exxon Mobil Corp.	2,000	182,900
		357,740

Pharmaceuticals 5.4%
Abbott Laboratories	1,200	82,272
Johnson & Johnson	2,400	165,384
Merck & Co., Inc.	4,200	189,420
		437,076

Real Estate Investment Trusts (REITs) 0.3%
The Macerich Co.	400	22,892

Semiconductors & Semiconductor Equipment 1.8%
Intel Corp.	1,300	29,484
Linear Technology Corp.	1,200	38,220
Microchip Technology, Inc.	2,500	81,850
		149,554

Software 0.3%
CA, Inc.	800	20,612
Microsoft Corp.	200	5,956
		26,568

Specialty Retail 0.5%
Home Depot, Inc.	700	42,259

Thrifts & Mortgage Finance 0.3%
People’s United Financial, Inc.	1,900	23,066

Tobacco 3.3%
Altria Group, Inc.	3,300	110,187
Lorillard, Inc.	300	34,935
Philip Morris International, Inc.	1,400	125,916
		271,038

Water Utilities 0.8%
American Water Works Co., Inc.	1,700	63,002
Total United States		3,681,293
Total Common Stocks (Cost $6,584,546)		7,832,636

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	43

Schedule of Investments – Global Equity Income Fund

as of September 30, 2012

Short-Term Investment 0.6%

	Shares	Value ($)
United States 0.6%
State Street Institutional Liquid Reserve, 0.21%(a)	44,687	44,687
Total Short-Term Investment (Cost $44,687)		44,687
Total Investments 97.1% (Cost $6,629,233)		7,877,323
Other Assets Less Liabilities 2.9%		237,916
Net Assets 100.0%		8,115,239

*	Non income-producing security.

(a)	Yield as of September 30, 2012.

ADR — American Depositary Receipt.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$4,109,893	$3,722,743	$—	$7,832,636
Short-Term Investment	—	44,687	—	44,687
Total Investments	$4,109,893	$3,767,430	$—	$7,877,323

There were no transfers between Level 1, 2 or 3 as of September 30, 2012, based on the valuation input levels assigned to securities on September 30, 2011.

The accompanying notes are an integral part of the financial statements.

44	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – Global Emerging Markets Fund

as of September 30, 2012

Common Stocks 82.4%

	Shares	Value ($)
Brazil 5.9%
Commercial Banks 1.3%
Banco do Brasil S.A.	11,200	137,013

Household Durables 1.4%
PDG Realty S.A. Empreendimentos e Participacoes	78,700	148,297

Road & Rail 1.7%
Localiza Rent a Car S.A.	10,600	186,144

Specialty Retail 1.5%
Cia Hering	7,200	162,770
Total Brazil		634,224

Canada 2.0%
Oil, Gas & Consumable Fuels 2.0%
Pacific Rubiales Energy Corp.	9,200	219,823
Total Canada		219,823

Chile 1.0%
Commercial Banks 1.0%
Banco Santander Chile, ADR	1,500	109,860
Total Chile		109,860

China 11.7%
Commercial Banks 3.3%
Industrial & Commercial Bank of China Ltd. — H Shares	605,180	355,864

Computers & Peripherals 2.7%
Lenovo Group Ltd.	358,000	296,465

Electrical Equipment 0.9%
Dongfang Electric Corp. Ltd. —Class H	68,400	92,755

Insurance 1.4%
China Taiping Insurance Holdings Co. Ltd.*	95,200	148,313

Oil, Gas & Consumable Fuels 3.4%
CNOOC Ltd.	178,000	361,175
Total China		1,254,572

Hong Kong 1.5%
Hotels, Restaurants & Leisure 1.5%
SJM Holdings Ltd.	75,000	162,228
Total Hong Kong		162,228

	Shares	Value ($)
Indonesia 1.7%
Commercial Banks 1.7%
Bank Mandiri Tbk PT	209,000	178,306
Total Indonesia		178,306

Korea, Republic of 14.8%
Auto Components 3.0%
Hyundai Mobis	1,169	325,453

Construction & Engineering 1.6%
Samsung Engineering Co. Ltd.	997	171,060

Insurance 2.2%
Korean Reinsurance Co.	22,286	236,718

Semiconductors & Semiconductor Equipment 8.0%
Samsung Electronics Co. Ltd., GDR, Reg — S Share 144A	1,421	855,442
Total Korea, Republic of		1,588,673

Malaysia 5.2%
Commercial Banks 2.2%
CIMB Group Holdings Bhd	93,700	229,861

Wireless Telecommunication Services 3.0%
Axiata Group Bhd	153,125	325,371
Total Malaysia		555,232

Mexico 9.6%
Chemicals 2.5%
Mexichem SAB de C.V.	55,035	262,482

Commercial Banks 2.1%
Grupo Financiero Banorte SAB de C.V.	40,200	227,207

Food & Staples Retailing 1.7%
Controladora Comercial Mexicana SAB de C.V.	69,300	182,729

Wireless Telecommunication Services 3.3%
America Movil SAB de C.V. — Series L	280,800	357,769
Total Mexico		1,030,187

Peru 4.5%
Commercial Banks 2.9%
Credicorp Ltd.	2,500	313,200

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	45

Schedule of Investments – Global Emerging Markets Fund

as of September 30, 2012

Common Stocks (continued)

	Shares	Value ($)
Peru (continued)
Metals & Mining 1.6%
Cia de Minas Buenaventura S.A., ADR	4,500	175,320
Total Peru		488,520

Russia 6.1%
Metals & Mining 1.3%
Novolipetsk Steel OJSC, GDR, 144A	7,100	140,537

Oil, Gas & Consumable Fuels 4.8%
Gazprom OAO, ADR	25,308	255,358
Gazprom OAO, ADR	4,200	42,117
LUKOIL OAO, ADR	876	54,207
LUKOIL OAO, ADR	2,678	164,804
		516,486
Total Russia		657,023

South Africa 5.1%
Pharmaceuticals 3.1%
Aspen Pharmacare Holdings Ltd.	19,447	334,324

Wireless Telecommunication Services 2.0%
MTN Group Ltd.	11,117	214,122
Total South Africa		548,446

Taiwan 8.0%
Commercial Banks 1.8%
Chinatrust Financial Holding Co. Ltd.	326,705	196,422

Computers & Peripherals 1.0%
Simplo Technology Co. Ltd.	17,500	104,222

Semiconductors & Semiconductor Equipment 5.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	183,000	557,625
Total Taiwan		858,269

Thailand 3.5%
Commercial Banks 1.9%
Kasikornbank PCL, NVDR	35,200	207,938

Food & Staples Retailing 1.6%
CP ALL PCL	143,500	165,505
Total Thailand		373,443

	Shares	Value ($)
Turkey 1.8%
Commercial Banks 1.8%
Turkiye Garanti Bankasi AS	45,551	190,391
Total Turkey		190,391
Total Common Stocks (Cost $6,706,686)		8,849,197

Preferred Stocks 10.4%

Brazil 10.4%
Commercial Banks 1.9%
Itau Unibanco Holding S.A.	13,300	200,689

Independent Power Producers and Energy Traders 1.4%
AES Tiete S.A.	13,500	151,831

Metals and Mining 2.8%
Vale S.A. — A Shares	17,332	301,541

Oil, Gas and Consumable Fuels 4.3%
Petroleo Brasileiro S.A.	41,600	459,042
Total Brazil		1,113,103
Total Preferred Stocks (Cost $1,143,940)		1,113,103

Participatory Notes 6.0%

India 6.0%
Automobiles 1.8%
Maruti Suzuki India Ltd., Issued by Morgan Stanley Asia Products, maturity date 08/11/14, 144A	7,746	197,550

Diversified Financial Services 2.0%
Infrastructure Development Finance Co. Ltd., Issued by JP Morgan Structured Products, maturity date 4/13/17, 144A	34,492	100,716
Infrastructure Development Finance Co. Ltd., Issued by Morgan Stanley Asia Products, maturity date 03/18/14, 144A	39,187	114,544
		215,260

The accompanying notes are an integral part of the financial statements.

46	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments – Global Emerging Markets Fund

as of September 30, 2012

Participatory Notes (concluded)

	Shares	Value ($)
India (continued)
Metals and Mining 2.2%
Tata Steel Ltd., Issued by Morgan Stanley Asia Products, maturity date 12/28/12, 144A	30,596	231,652
Total India		644,462
Total Participatory Notes (Cost $621,115)		644,462

Short-Term Investment 1.6%

United States 1.6%
State Street Institutional Liquid Reserve, 0.21%(a)	175,801	175,801
Total Short-Term Investment (Cost $175,801)		175,801
Total Investments 100.4% (Cost $8,647,542)		10,782,563
Liabilities Less Other Assets (0.4%)		(38,196)
Net Assets 100.0%		10,744,367
*	Non-income producing security.

(a)	Yield as of September 30, 2012.

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the value of these securities amounted to $1,640,441 or 15.3% of net assets.

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

NVDR — Non Voting Depositary Receipt.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$2,902,776	$5,946,421	$—	$8,849,197
Preferred Stocks	1,113,103	—	—	1,113,103
Participatory Notes	—	644,462	—	644,462
Short-Term Investment	—	175,801	—	175,801
Total Investments	$4,015,879	$6,766,684	$—	$10,782,563

As of September 30, 2012, $1,020,947 transferred from Level 1 to Level 2, based on the valuation input levels assigned to securities on September 30, 2011. These securities are foreign shares and do not received a domestic price from a pricing service and as a result, have a spot currency valuation adjustment.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	47

Schedule of Investments – International Equity Fund

as of September 30, 2012

Common Stocks 62.6%

	Shares	Value ($)
Argentina 5.6%
Commercial Banks 2.7%
Banco Macro S.A., ADR*	16,000	226,880

Diversified Telecommunication Services 1.7%
Telecom Argentina S.A., ADR	14,000	140,140

Real Estate Management & Development 1.2%
IRSA Inversiones y Representaciones S.A., ADR	14,000	97,860
Total Argentina		464,880

Australia 2.2%
Commercial Banks 0.9%
Westpac Banking Corp.	3,000	77,054

Metals & Mining 0.6%
Newcrest Mining Ltd.	1,750	52,014

Oil, Gas & Consumable Fuels 0.7%
Origin Energy Ltd.	4,500	52,814
Total Australia		181,882

Brazil 2.3%
Wireless Telecommunication Services 2.3%
Tim Participacoes S.A., ADR	10,000	192,200
Total Brazil		192,200

France 9.1%
Automobiles 1.4%
Renault S.A.	2,450	115,475

Commercial Banks 1.3%
Societe Generale S.A.*	3,800	108,385

Construction & Engineering 2.0%
Bouygues S.A.	6,900	168,982

Diversified Telecommunication Services 1.4%
France Telecom S.A.	9,200	111,220

Electrical Equipment 1.4%
Alstom S.A.	3,300	116,149

Food Products 1.6%
Danone	2,100	129,496
Total France		749,707

	Shares	Value ($)
Germany 4.8%
Automobiles 2.1%
Daimler AG	3,500	169,762

Industrial Conglomerates 1.5%
Siemens AG	1,250	124,827

Multi-Utilities 1.2%
E.ON AG	4,300	102,190
Total Germany		396,779

Italy 2.0%
Diversified Telecommunication Services 0.6%
Telecom Italia SpA	49,000	49,239

Oil, Gas & Consumable Fuels 1.4%
ENI SpA	5,300	116,287
Total Italy		165,526

Luxembourg 1.0%
Metals & Mining 1.0%
ArcelorMittal	5,900	85,062
Total Luxembourg		85,062

Netherlands 2.9%
Diversified Financial Services 1.8%
ING Groep NV*	19,200	152,630

Diversified Telecommunication Services 1.1%
Koninklijke KPN NV	11,700	89,574
Total Netherlands		242,204

Norway 1.2%
Oil, Gas & Consumable Fuels 1.2%
Statoil ASA	3,850	99,590
Total Norway		99,590

Peru 0.9%
Commercial Banks 0.9%
Credicorp Ltd.	600	75,168
Total Peru		75,168

Sweden 1.9%
Communications Equipment 1.9%
Telefonaktiebolaget LM Ericsson — B Shares	17,400	158,704
Total Sweden		158,704

The accompanying notes are an integral part of the financial statements.

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Schedule of Investments – International Equity Fund

as of September 30, 2012

Common Stocks (continued)

	Shares	Value ($)
Switzerland 13.4%
Capital Markets 1.5%
UBS AG*	10,000	122,046

Food Products 3.4%
Nestle S.A.	4,500	283,865

Health Care Equipment & Supplies 1.8%
Nobel Biocare Holding AG*	14,700	147,391

Pharmaceuticals 4.8%
Novartis AG	3,800	232,584
Roche Holding AG	900	168,125
		400,709

Semiconductors & Semiconductor Equipment 1.9%
STMicroelectronics NV	28,300	153,071
Total Switzerland		1,107,082

United Kingdom 15.3%
Commercial Banks 1.6%
Standard Chartered PLC	5,700	129,115

Food & Staples Retailing 1.8%
Tesco PLC	28,300	151,847

Industrial Conglomerates 1.4%
Cookson Group PLC	12,400	120,070

Insurance 1.4%
RSA Insurance Group PLC	67,000	119,762

Media 1.9%
Reed Elsevier PLC	16,200	155,098

Metals & Mining 1.9%
Anglo American PLC	5,400	158,961
Oil, Gas & Consumable Fuels 3.4%
BP PLC	26,200	184,925
Royal Dutch Shell PLC — A Shares	2,800	96,973
		281,898

Tobacco 1.9%
British American Tobacco PLC	3,000	154,256
Total United Kingdom		1,271,007
Total Common Stocks (Cost $5,191,068)		5,189,791

Preferred Stocks 1.9%

	Shares	Value ($)
Germany 1.9%
Health Care Equipment and Supplies 1.9%
Draegerwerk AG & Co. KGAA	1,600	158,737
Total Germany		158,737
Total Preferred Stocks (Cost $147,879)		158,737

Mutual Funds 26.0%

United States 26.0%
Asia Pacific ex Japan Fund —Institutional Shares(a)	50,062	745,425
The Japan Fund — Institutional Shares(a)	150,571	1,410,850
Total United States		2,156,275
Total Mutual Funds (Cost $1,825,862)		2,156,275

Short-Term Investment 0.7%

United States 0.7%
State Street Institutional Liquid Reserve, 0.21%(b)	59,933	59,933
Total Short-Term Investment (Cost $59,933)		59,933
Total Investments 91.2% (Cost $7,224,742)		7,564,736
Other Assets Less Liabilities 8.8%		732,197
Net Assets 100.0%		8,296,933

*	Non income-producing security.

(a)	Affiliated issuer.

(b)	Yield as of September 30, 2012.

ADR — American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	49

Schedule of Investments – International Equity Fund

as of September 30, 2012

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$732,248	$4,457,543	$—	$5,189,791
Preferred Stocks	—	158,737	—	158,737
Mutual Funds	2,156,275	—	—	2,156,275
Short-Term Investment	—	59,933	—	59,933
Total Investments	$2,888,523	$4,676,213	$—	$7,564,736

There were no transfers between Level 1, 2 or 3 as of September 30, 2012, based on the valuation input levels assigned to securities on September 30, 2011.

The accompanying notes are an integral part of the financial statements.

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Nomura Partners Funds	The World from Asia	:	51

Statements of Assets and Liabilities

As of September 30, 2012

	The Japan Fund ($)	Asia Pacific ex Japan Fund ($)
Assets:
Investments in non-affiliated issuers, at market	149,695,285	8,763,830
Investments in affiliated issuers, at market	—	—

Total Investments, at market	149,695,285	8,763,830

Foreign currency	1,720,988	96,078
Receivable for investment securities sold	1,191,418	36,666
Receivable for Fund shares sold	7,256	5,183
Dividends and interest receivable	1,478,296	6,227
Receivable from investment advisor	—	34,046
Receivable due from India capital gain tax refund	—	—
Prepaid expenses	2,928	905

Total Assets	154,096,171	8,942,935

Liabilities:
Payable for investments purchased	766,951	47,089
Payable for Fund shares redeemed	72,803	17,028
Accrued investment advisory fees	4,942	—
Accrued distribution fees	28,545	2,306
Accrued directors’ fees and expenses	20,342	5,966
Accrued compliance services fees	15,100	3,434
Other accrued expenses and payables	234,567	63,334

Total Liabilities	1,143,250	139,157

Net Assets	152,952,921	8,803,778

Net assets consist of:
Paid-in capital	203,298,697	7,533,700
Accumulated net investment income (loss)	623,323	40,268
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(68,566,116)	(1,135,013)
Net unrealized appreciation (depreciation) on:
Investments	17,606,895	2,364,564
Foreign currency related translations	(9,878)	259

Net Assets	152,952,921	8,803,778

Net Assets
Class A	4,714,573	3,832,430
Class C	662,415	1,810,367
Class I	7,264,571	3,160,981
Class S	140,311,362	—

Capital Shares Outstanding
Class A	502,487	259,196
Class C	72,198	124,948
Class I	775,927	212,306
Class S	14,827,935	—

Net Asset Value and Offering Price Per Share
Class A	9.38	14.79
Class C	9.17	14.49
Class I	9.36	14.89
Class S	9.46	—

Offering Price Per Share
Class A (100/94.25 of net assets)	9.95	15.69
Investments at cost for non-affiliated issuers	132,088,390	6,399,266
Investments at cost for affiliated issuers	—	—
Cost of cash denominated in foreign currencies	1,723,832	95,977

The accompanying notes are an integral part of the financial statements.

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India Fund ($)	Greater China Fund ($)	Global Equity Income Fund ($)	Global Emerging Markets Fund ($)	International Equity Fund ($)

9,683,745	8,255,474	7,877,323	10,782,563	5,408,461
—	—	—	—	2,156,275

9,683,745	8,255,474	7,877,323	10,782,563	7,564,736

383,042	264,370	226,804	49,262	710,956
55,987	13,973	111,131	—	79,080
—	—	2,500	180,254	312
3,496	11,936	33,166	4,324	29,923
27,613	25,350	24,888	20,533	26,644
146,784	—	—	—	—
742	740	742	907	740

10,301,409	8,571,843	8,276,554	11,037,843	8,412,391

—	59,770	78,292	208,025	50,866
—	—	—	12,165	—
—	—	—	—	—
316	396	116	667	578
5,632	5,267	5,237	5,343	5,213
2,610	2,436	2,411	3,650	2,387
53,366	56,114	75,259	63,626	56,414

61,924	123,983	161,315	293,476	115,458

10,239,485	8,447,860	8,115,239	10,744,367	8,296,933

10,441,817	7,807,965	6,815,071	9,578,669	8,046,613
(172,364)	120,469	46,116	108,122	110,698
(1,390,026)	(557,261)	5,243	(1,078,679)	(207,085)
1,365,603	1,072,606	1,248,090	2,135,021	339,994
(5,545)	4,081	719	1,234	6,713

10,239,485	8,447,860	8,115,239	10,744,367	8,296,933

904,994	191,116	252,398	1,618,255	894,880
126,305	477,272	78,986	437,796	476,937
9,208,186	7,779,472	7,783,855	8,688,316	6,925,116
—	—	—	—	—

80,007	16,179	20,156	120,900	84,147
11,435	40,524	6,291	33,541	45,781
797,891	652,658	622,851	643,825	643,421
—	—	—	—	—

11.31	11.81	12.52	13.39	10.63
11.05	11.78	12.56	13.05	10.42
11.54	11.92	12.50	13.49	10.76
—	—	—	—	—

12.00	12.53	13.28	14.21	11.28
8,318,142	7,182,868	6,629,233	8,647,542	5,398,880
—	—	—	—	1,825,862
389,097	260,311	226,542	48,195	705,174

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	53

Statements of Operations

For the year ended September 30, 2012

	The Japan Fund ($)	Asia Pacific ex Japan Fund ($)
Investment Income:
Dividend income from non-affiliated issuers	3,881,252	310,557
Dividend income from affiliated issuers	—	—
Less: foreign taxes withheld	(271,688)	(29,598)
Interest income	4	1,004

Total Investment Income	3,609,568	281,963

Expenses:
Investment advisor fees	1,094,788	165,372
Transfer agent fees	711,204	42,068
Administration fees	321,394	163,191
Legal fees	131,213	23,896
Custodian fees	278,213	76,477
Compliance services fees	167,416	35,982
Directors’ fees and expenses	162,596	44,028
Distribution fees — Class A	14,206	9,456
Distribution fees — Class C	8,242	19,840
Distribution fees — Class S	118,444	—
Registration fees	61,961	37,626
Reports to shareholders	54,450	24,539
Audit fees and tax services	26,286	19,786
Other expenses	43,419	10,754

Total Expenses	3,193,832	673,015

Less: Fee waivers and expense reimbursements (See Note F)	(135,465)	(418,211)
Net Expenses	3,058,367	254,804

Net Investment Income (Loss)	551,201	27,159

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments in non-affiliated issuers	(11,170,162)	(887,438)
Investments in affiliated issuers	—	—
Foreign capital gains taxes	—	—
Foreign currency related transactions	359,375	10,674

Total Realized Gain (Loss)	(10,810,787)	(876,764)

Net change in unrealized appreciation (depreciation) on:
Investments in non-affiliated issuers	9,795,414	2,864,931
Investments in affiliated issuers	—	—
Foreign currency related translations	(174,482)	11,171

Net Change in Unrealized Appreciation (Depreciation)	9,620,932	2,876,102

Net Realized and Unrealized Gain (Loss)	(1,189,855)	1,999,338

Increase (Decrease) in Net Assets Resulting From Operations	(638,654)	2,026,497

The accompanying notes are an integral part of the financial statements.

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India Fund ($)	Greater China Fund ($)	Global Equity Income Fund ($)	Global Emerging Markets Fund ($)	International Equity Fund ($)

114,086	286,694	326,703	373,620	212,762
—	—	—	—	11,499
—	(29,856)	(14,633)	(37,583)	(20,397)
147	215	128	740	231

114,233	257,053	312,198	336,777	204,095

119,051	93,858	68,617	155,275	44,725
24,161	18,469	16,807	33,396	17,176
163,207	163,236	163,438	163,224	169,456
22,086	38,968	44,588	23,021	23,940
80,933	59,039	71,151	81,541	50,811
31,022	29,194	29,077	39,705	28,808
40,539	38,801	38,750	41,900	38,468
2,099	685	781	2,192	977
6,425	1,868	683	3,026	3,107
—	—	—	—	—
37,527	37,401	37,283	37,582	37,298
23,068	22,487	22,377	23,085	22,404
28,199	19,786	19,786	19,786	19,786
11,578	10,267	10,435	10,862	10,582

589,895	534,059	523,773	634,595	467,538

(412,716)	(398,541)	(427,006)	(422,342)	(383,265)
177,179	135,518	96,767	212,253	84,273

(62,946)	121,535	215,431	124,524	119,822

(1,012,641)	(468,641)	24,930	(1,069,219)	(205,500)
—	—	—	—	(246)
(8,425)	—	—	—	—
(106,350)	(1,059)	(5,980)	(16,390)	(9,113)

(1,127,416)	(469,700)	18,950	(1,085,609)	(214,859)

1,854,410	1,355,911	1,062,563	2,417,797	820,487
—	—	—	—	92,834
19,242	8,092	7,169	2,092	5,326

1,873,652	1,364,003	1,069,732	2,419,889	918,647

746,236	894,303	1,088,682	1,334,280	703,788

683,290	1,015,838	1,304,113	1,458,804	823,610

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	55

Statements of Changes in Net Assets

	The Japan Fund		Asia Pacific ex Japan Fund
	For the year ended September 30, 2012 ($)	For the year ended September 30, 2011 ($)	For the year ended September 30, 2012 ($)	For the year ended September 30, 2011 ($)
Operations:
Net investment income (loss)	551,201	996,728	27,159	58,949
Net realized gain (loss)	(10,810,787)	13,114,682	(876,764)	(223,264)
Net change in unrealized appreciation (depreciation)	9,620,932	(18,690,283)	2,876,102	(2,241,495)

Net increase (decrease) in net assets resulting from operations	(638,654)	(4,578,873)	2,026,497	(2,405,810)

Dividends to shareholders from:
Net investment income:
Class A	(31,601)	(1,852)	(8,456)	(16,368)
Class C	(662)	—	—	(6,851)
Class I	(461,326)	(6,323)	(45,131)	(81,681)
Class S	(819,990)	(359,035)	—	—
Net realized gains:
Class A	—	—	—	(249,108)
Class C	—	—	—	(119,994)
Class I	—	—	—	(1,184,131)
Class S	—	—	—	—
Return of capital:
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class S	—	—	—	—

Total dividends to shareholders	(1,313,579)	(367,210)	(53,587)	(1,658,133)

Share transactions (See Note I)
Proceeds from shares sold	16,091,967	102,603,279	5,688,368	8,359,778
Reinvestment of cash dividends	1,162,309	308,802	45,668	1,386,374
Cost of shares redeemed	(102,927,051)	(32,339,300)	(12,149,073)	(2,490,796)
Redemption fees	4,020	70,896	84	259

Net increase (decrease) in net assets from fund share transactions	(85,668,755)	70,643,677	(6,414,953)	7,255,615

Increase (decrease) in net assets	(87,620,988)	65,697,594	(4,442,043)	3,191,672

Net Assets
Beginning of year	240,573,909	174,876,315	13,245,821	10,054,149

End of year	152,952,921	240,573,909	8,803,778	13,245,821

Accumulated net investment income (loss)	623,323	509,638	40,268	53,585

The accompanying notes are an integral part of the financial statements.

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India Fund		Greater China Fund		Global Equity Income Fund
For the year ended September 30, 2012 ($)	For the year ended September 30, 2011 ($)	For the year ended September 30, 2012 ($)	For the year ended September 30, 2011 ($)	For the year ended September 30, 2012 ($)	For the year ended September 30, 2011 ($)

(62,946)	(54,442)	121,535	107,735	215,431	217,197
(1,127,416)	(337,347)*	(469,700)	573,437	18,950	338,131
1,873,652	(2,750,705)	1,364,003	(2,258,672)	1,069,732	(696,711)

683,290	(3,142,494)	1,015,838	(1,577,500)	1,304,113	(141,383)

—	—	(8,135)	(1,190)	(8,584)	(5,933)
—	—	(164)	(88)	(1,514)	(705)
—	—	(93,746)	(79,952)	(222,020)	(191,515)
—	—	—	—	—	—

—	(11,636)	(52,129)	(13,437)	(16,396)	(11,818)
—	(2,011)	(2,343)	(2,736)	(2,416)	(1,320)
—	(930,048)	(569,399)	(810,381)	(303,832)	(302,671)
—	—	—	—	—	—

—	(110)	—	—	—	—
—	(19)	—	—	—	—
—	(8,880)	—	—	—	—
—	—	—	—	—	—

—	(952,704)	(725,916)	(907,784)	(554,762)	(513,962)

906,342	2,841,190	1,054,605	362,165	515,150	364,568
—	911,517	720,332	900,302	529,833	495,760
(1,520,040)	(236,629)	(558,436)	(122,282)	(404,037)	(47,702)
208	89	415	—	217	—

(613,490)	3,516,167	1,216,916	1,140,185	641,163	812,626

69,800	(579,031)	1,506,838	(1,345,099)	1,390,514	157,281

10,169,685	10,748,716	6,941,022	8,286,121	6,724,725	6,567,444

10,239,485	10,169,685 *	8,447,860	6,941,022	8,115,239	6,724,725

(172,364)	(34,922)	120,469	102,043	46,116	65,406

*	Net realized gain (loss) and net assets for the year ended September 30, 2011 were restated in the current year. See Note L.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	57

Statements of Changes in Net Assets – (concluded)

	Global Emerging Markets Fund		International Equity Fund
	For the year ended September 30, 2012 ($)	For the year ended September 30, 2011 ($)	For the year ended September 30, 2012 ($)	For the year ended September 30, 2011 ($)
Operations:
Net investment income (loss)	124,524	79,273	119,822	62,636
Net realized gain (loss)	(1,085,609)	1,257,011	(214,859)	719,546
Net change in unrealized appreciation (depreciation)	2,419,889	(2,973,213)	918,647	(1,531,707)

Net increase (decrease) in net assets resulting from operations	1,458,804	(1,636,929)	823,610	(749,525)

Dividends to shareholders from:
Net investment income:
Class A	(954)	—	—	(1,150)
Class C	(21)	—	—	(489)
Class I	(35,296)	—	—	(126,785)
Net realized gains:
Class A	(46,786)	(7,730)	(8,711)	(3,951)
Class C	(13,883)	(1,661)	(21,601)	(1,892)
Class I	(1,195,313)	(802,266)	(577,886)	(424,625)
Return of capital:
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—

Total dividends to shareholders	(1,292,253)	(811,657)	(608,198)	(558,892)

Share transactions (See Note I)
Proceeds from shares sold	7,806,138	1,773,732	1,392,768	405,602
Reinvestment of cash dividends	1,167,490	808,259	576,088	551,905
Cost of shares redeemed	(7,531,989)	(80,273)	(287,984)	(9,465)
Redemption fees	247	31	7	—

Net increase (decrease) in net assets from fund share transactions	1,441,886	2,501,749	1,680,879	948,042

Increase (decrease) in net assets	1,608,437	53,163	1,896,291	(360,375)

Net Assets
Beginning of year	9,135,930	9,082,767	6,400,642	6,761,017

End of year	10,744,367	9,135,930	8,296,933	6,400,642

Accumulated net investment income (loss)	108,122	36,268	110,698	—

The accompanying notes are an integral part of the financial statements.

58	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – The Japan Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Year Ended September 30,					Period Ended September 30, 2009(a)
Class A	2012	2011		2010
Selected Per Share Data
Net asset value, beginning of period	$9.46	$9.26		$9.16		$8.25
Income (loss) from investment operations:
Net investment income (loss)(b)	0.02	0.13		0.04		(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.05)	0.04	(i)	0.06		0.97	(g)

Total income (loss) from investment operations	(0.03)	0.17		0.10		0.91

Distributions to shareholders from:
Net investment income	(0.05)	(0.02)		—		—
Net realized gains	—	—		—		—

Total distributions	(0.05)	(0.02)		—		—

Redemption fees(b)	— (h)	0.05		—		—	(h)

Net asset value, end of period	$9.38	$9.46		$9.26		$9.16

Total return (%)(c)(d)	(0.34)	2.34		1.09		11.03	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$5	$7		$—	(e)	$—	(e)
Ratio of expenses before expense reductions/recoupment (%)(f)	1.93	1.78		2.35		2.39	**
Ratio of expenses after expense reductions/recoupment (%)	1.85	1.80		1.85		1.85	**
Ratio of net investment income (loss) (%)	0.22	1.27		0.49		(0.98	)**
Portfolio turnover rate (%)	34	54		47		140	*
	Year Ended September 30,					Period Ended September 30, 2009(a)
Class C	2012	2011		2010
Selected Per Share Data
Net asset value, beginning of period	$9.28	$9.16		$9.14		$8.25
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.05)	0.04		(0.07)		(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.05)	0.08	(i)	0.09		0.91	(g)

Total income (loss) from investment operations	(0.10)	0.12		0.02		0.89

Distributions to shareholders from:
Net investment income	(0.01)	—		—		—
Net realized gains	—	—		—		—

Total distributions	(0.01)	—		—		—

Redemption fees(b)	— (h)	—		—		—

Net asset value, end of period	$9.17	$9.28		$9.16		$9.14

Total return (%)(c)(d)	(1.10)	1.31		0.22		10.79	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$1	$1		$—	(e)	$—	(e)
Ratio of expenses before expense reductions/recoupment (%)(f)	2.69	2.56		3.02		3.14	**
Ratio of expenses after expense reductions/recoupment (%)	2.60	2.54		2.60		2.60	**
Ratio of net investment income (loss) (%)	(0.54)	0.45		(0.78)		(0.41	)**
Portfolio turnover rate (%)	34	54		47		140	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(g)

From the date of the class commencement on December 29, 2008 to the Fund’s fiscal year end, the Fund had a net realized and unrealized gain on investments and foreign currency transactions. Prior to December 29, 2008, the Fund had a net realized and unrealized loss on investments and foreign currency transactions.

(h)	Amount represents less than $0.01 per share.
(i)

Realized and unrealized gain (loss) per share did not correlate to the aggregate of the net realized and unrealized loss in the Statements of Operations for the year ended September 30, 2011, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	59

Financial Highlights – The Japan Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Year Ended September 30,			Period Ended September 30, 2009(a)
Class I	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.44	$9.24	$9.21	$8.25
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.05)	0.31	(0.01)	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.03 (g)	(0.12)	0.12	0.92	(e)

Total income (loss) from investment operations	(0.02)	0.19	0.11	0.96

Distributions to shareholders from:
Net investment income	(0.06)	(0.03)	(0.08)	—
Net realized gains	—	—	—	—

Total distributions	(0.06)	(0.03)	(0.08)	—

Redemption fees(b)	— (f)	0.04	— (f)	—

Net asset value, end of period	$9.36	$9.44	$9.24	$9.21

Total return (%)(c)	(0.24)	2.46	1.16	11.64	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$7	$78	$1	$2
Ratio of expenses before expense reductions/recoupment (%)(d)	1.52	1.42	1.89	2.14	**
Ratio of expenses after expense reductions/recoupment (%)	1.51	1.44	1.60	1.60	**
Ratio of net investment income (loss) (%)	(0.50)	3.13	(0.08)	0.62	**
Portfolio turnover rate (%)	34	54	47	140	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)

From the date of the class commencement on December 29, 2008 to the Fund’s fiscal year end, the Fund had a net realized and unrealized gain on investments and foreign currency transactions. Prior to December 29, 2008, the Fund had a net realized and unrealized loss on investments and foreign currency transactions.

(f)	Amount represents less than $0.01 per share.
(g)

Realized and unrealized gain (loss) per share did not correlate to the aggregate of the net realized and unrealized loss in the Statements of Operations for the year ended September 30, 2012, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

The accompanying notes are an integral part of the financial statements.

60	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – The Japan Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each year presented.

	Year Ended September 30,
Class S	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of year	$9.53	$9.33	$9.28	$9.53	$12.94
Income (loss) from investment operations:
Net investment income (loss)(a)	0.04	0.03	(0.01)	— (b)	(0.02)
Net realized and unrealized gains (loss) on investments and foreign currency transactions	(0.06)	0.19 (f)	0.13	(0.23)	(3.39)

Total income (loss) from investment operations	(0.02)	0.22	0.12	(0.23)	(3.41)

Distributions to shareholders from:
Net investment income	(0.05)	(0.02)	(0.07)	(0.02)	—
Net realized gain	—	—	—	—	—

Total distributions	(0.05)	(0.02)	(0.07)	(0.02)	—

Redemption fees(a)(b)	—	—	—	—	—

Net asset value, end of year	$9.46	$9.53	$9.33	$9.28	$9.53

Total return (%)(c)	(0.17)	2.34	1.29	(2.34)	(26.35)
Ratio to Average Net Assets and Supplemental Data
Net assets, end of year (in millions)	$140	$155	$173	$194	$233
Ratio of expenses before expense reductions/recoupment (%)(e)	1.77	1.65	1.97	2.22	1.69
Ratio of expenses after expense reductions/recoupment (%)	1.68	1.65	1.68	1.75	1.63 (d)
Ratio of net investment income (loss) (%)	0.47	0.28	(0.12)	(0.03)	(0.19)
Portfolio turnover rate (%)	34	54	47	140	95

(a)	Calculated based on average shares outstanding during the year.
(b)	Amount represents less than $0.01 per share.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	The Fund received reimbursement from a third party for certain expenses during the period—See Note F.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(f)

Realized and unrealized gain (loss) per share did not correlate to the aggregate of the net realized and unrealized loss in the Statements of Operations for the year ended September 30, 2011, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	61

Financial Highlights – Asia Pacific ex Japan Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Year Ended September 30,			Period Ended September 30, 2009(a)
Class A	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$12.42	$16.53	$15.31	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.02	0.09	0.09	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.38	(1.89)	2.88	5.22

Total income (loss) from investment operations	2.40	(1.80)	2.97	5.31

Distributions to shareholders from:
Net investment income	(0.03)	(0.14)	(0.09)	—
Net realized gains	—	(2.17)	(1.66)	—

Total distributions	(0.03)	(2.31)	(1.75)	—

Redemption fees(b)	— (g)	— (g)	—	—

Net asset value, end of period	$14.79	$12.42	$16.53	$15.31

Total return (%)(c)(d)	19.40	(13.22)	20.88	53.10	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$4	$3	$— (e)	$—	(e)
Ratio of expenses before expense reductions (%)(f)	4.71	4.61	9.04	14.19	**
Ratio of expenses after expense reductions (%)	1.75	1.75	1.85	1.85	**
Ratio of net investment income (loss) (%)	0.16	0.59	0.59	0.98	**
Portfolio turnover rate (%)	54	42	125	123	*
	Year Ended September 30,			Period Ended September 30, 2009(a)
Class C	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$12.23	$16.40	$15.22	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.08)	(0.03)	(0.08)	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.34	(1.85)	2.92	5.20

Total income (loss) from investment operations	2.26	(1.88)	2.84	5.22

Distributions to shareholders from:
Net investment income	—	(0.12)	—	—
Net realized gains	—	(2.17)	(1.66)	—

Total distributions	—	(2.29)	(1.66)	—

Redemption fees(b)	— (g)	— (g)	—	—

Net asset value, end of period	$14.49	$12.23	$16.40	$15.22

Total return (%)(c)(d)	18.48	(13.85)	20.03	52.20	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$2	$1	$— (e)	$—	(e)
Ratio of expenses before expense reductions (%)(f)	5.43	5.41	9.85	14.94	**
Ratio of expenses after expense reductions (%)	2.50	2.50	2.60	2.60	**
Ratio of net investment income (loss) (%)	(0.56)	(0.23)	(0.54)	0.17	**
Portfolio turnover rate (%)	54	42	125	123	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(g)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

62	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – Asia Pacific ex Japan Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Year Ended September 30,			Period Ended September 30, 2009(a)
Class I	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$12.51	$16.60	$15.34	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.05	0.07	0.14	0.11
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.39	(1.84)	2.87	5.23

Total income (loss) from investment operations	2.44	(1.77)	3.01	5.34

Distributions to shareholders from:
Net investment income	(0.06)	(0.15)	(0.09)	—
Net realized gains	—	(2.17)	(1.66)	—

Total distributions	(0.06)	(2.32)	(1.75)	—

Redemption fees(b)	— (e)	—	— (e)	—

Net asset value, end of period	$14.89	$12.51	$16.60	$15.34

Total return (%)(c)	19.60	(12.99)	21.17	53.40	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$3	$8	$9	$8
Ratio of expenses before expense reductions (%)(d)	4.18	4.65	8.15	13.94	**
Ratio of expenses after expense reductions (%)	1.50	1.51	1.60	1.60	**
Ratio of net investment income (loss) (%)	0.35	0.45	0.94	1.20	**
Portfolio turnover rate (%)	54	42	125	123	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	63

Financial Highlights – India Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Year Ended September 30,				Period Ended September 30, 2009(a)
Class A	2012	2011		2010
Selected Per Share Data
Net asset value, beginning of period	$10.53	$15.38		$16.87	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.09)	(0.08)		— (g)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.87	(3.46	)(h)	3.49	6.96

Total income (loss) from investment operations	0.78	(3.54)		3.49	6.87

Distributions to shareholders from:
Net realized gains	—	(1.30)		(4.98)	—
Return of capital	—	(0.01)		—	—

Total distributions	—	(1.31)		(4.98)	—

Redemption fees(b)	— (g)	—		—	—

Net asset value, end of period	$11.31	$10.53	(h)	$15.38	$16.87

Total return (%)(c)(d)	7.41	(25.19	)(h)	25.69	68.70	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$1	$1		$— (e)	$—	(e)
Ratio of expenses before expense reductions (%)(f)	6.11	5.99		7.21	13.80	**
Ratio of expenses after expense reductions (%)	1.95	1.95		1.95	1.95	**
Ratio of net investment income (loss) (%)	(0.83)	(0.61)		(0.03)	(1.02	)**
Portfolio turnover rate (%)	104	59		91	204	*
	Year Ended September 30,				Period Ended September 30, 2009(a)
Class C	2012	2011		2010
Selected Per Share Data
Net asset value, beginning of period	$10.25	$15.13		$16.77	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.16)	(0.08)		(0.20)	(0.18)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.96	(3.49)		3.54	6.95

Total income (loss) from investment operations	0.80	(3.57)		3.34	6.77

Distributions to shareholders from:
Net realized gains	—	(1.30)		(4.98)	—
Return of capital	—	(0.01)		—	—

Total distributions	—	(1.31)		(4.98)	—

Redemption fees(b)	— (g)	—		—	—

Net asset value, end of period	$11.05	$10.25		$15.13	$16.77

Total return (%)(c)(d)	7.80	(25.85)		24.78	67.70	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$— (e)	$1		$— (e)	$—	(e)
Ratio of expenses before expense reductions (%)(f)	6.75	6.56		8.17	14.55	**
Ratio of expenses after expense reductions (%)	2.70	2.70		2.70	2.70	**
Ratio of net investment income (loss) (%)	(1.62)	(0.66)		(1.43)	(1.93	)**
Portfolio turnover rate (%)	104	59		91	204	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(g)	Amount represents less than $0.01 per share.
(h)

Net realized and unrealized gain (loss) on investments and foreign currency transactions, net asset value, end of period and total return for Class A for the year ended September 30, 2011 were restated during the year ended September 30, 2012. See Note L.

The accompanying notes are an integral part of the financial statements.

64	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – India Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Year Ended September 30,				Period Ended September 30, 2009(a)
Class I	2012	2011		2010
Selected Per Share Data
Net asset value, beginning of period	$10.73	$15.46		$16.90	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.06)	(0.06)		(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.87	(3.36	)(f)	3.60	6.97

Total income (loss) from investment operations	0.81	(3.42)		3.54	6.90

Distributions to shareholders from:
Net realized gains	—	(1.30)		(4.98)	—
Return of capital	—	(0.01)		—	—

Total distributions	—	(1.31)		(4.98)	—

Redemption fees(b)	— (e)	—	(e)	—	—

Net asset value, end of period	$11.54	$10.73	(f)	$15.46	$16.90

Total return (%)(c)	7.55	(24.20	)(f)	26.02	69.00	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$9	$9		$11	$8
Ratio of expenses before expense reductions (%)(d)	5.87	5.81		7.18	13.55	**
Ratio of expenses after expense reductions (%)	1.70	1.70		1.70	1.70	**
Ratio of net investment income (loss) (%)	(0.54)	(0.48)		(0.43)	(0.77	)**
Portfolio turnover rate (%)	104	59		91	204	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)	Amount represents less than $0.01 per share.
(f)	Net realized and unrealized gain (loss) on investments and foreign currency transactions, net asset value, end of period and total return for the year ended September 30, 2011 were restated during the year ended September 30, 2012. See Note L.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	65

Financial Highlights – Greater China Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Year Ended September 30,			Period Ended September 30, 2009(a)
Class A	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$11.40	$15.53	$14.30	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.06	0.24	0.19	0.12
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.46	(2.69)	1.80	4.18

Total income (loss) from investment operations	1.52	(2.45)	1.99	4.30

Distributions to shareholders from:
Net investment income	(0.15)	(0.14)	(0.15)	—
Net realized gains	(0.97)	(1.54)	(0.61)	—

Total distributions	(1.12)	(1.68)	(0.76)	—

Redemption fees(b)	0.01	—	—	—

Net asset value, end of period	$11.81	$11.40	$15.53	$14.30

Total return (%)(c)(d)	14.71	(18.40)	14.33	43.00	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	$—	$—	$—	$—
Ratio of expenses before expense reductions (%)(f)	6.99	6.48	8.48	14.11	**
Ratio of expenses after expense reductions (%)	1.95	1.95	1.95	1.95	**
Ratio of net investment income (loss) (%)	0.54	1.63	1.34	1.38	**
Portfolio turnover rate (%)	82	67	78	53	*
	Year Ended September 30,			Period Ended September 30, 2009(a)
Class C	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$11.36	$15.40	$14.22	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.25	0.08	0.06	0.10
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.21	(2.53)	1.80	4.12

Total income (loss) from investment operations	1.46	(2.45)	1.86	4.22

Distributions to shareholders from:
Net investment income	(0.07)	(0.05)	(0.07)	—
Net realized gains	(0.97)	(1.54)	(0.61)	—

Total distributions	(1.04)	(1.59)	(0.68)	—

Redemption fees(b)	—	—	—	—

Net asset value, end of period	$11.78	$11.36	$15.40	$14.22

Total return (%)(c)(d)	13.98	(18.39)	13.46	42.20	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	$—	$—	$—	$—
Ratio of expenses before expense reductions (%)(f)	7.94	7.33	9.25	14.86	**
Ratio of expenses after expense reductions (%)	2.70	2.70	2.70	2.70	**
Ratio of net investment income (loss) (%)	2.17	0.57	0.42	1.11	**
Portfolio turnover rate (%)	82	67	78	53	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

66	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – Greater China Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Year Ended September 30,			Period Ended September 30, 2009(a)
Class I	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$11.47	$15.60	$14.33	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.18	0.18	0.13	0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.40	(2.62)	1.90	4.19

Total income (loss) from investment operations	1.58	(2.44)	2.03	4.33

Distributions to shareholders from:
Net investment income	(0.16)	(0.15)	(0.15)	—
Net realized gains	(0.97)	(1.54)	(0.61)	—

Total distributions	(1.13)	(1.69)	(0.76)	—

Redemption fees(b)	— (e)	—	—	—

Net asset value, end of period	$11.92	$11.47	$15.60	$14.33

Total return (%)(c)	15.09	(18.23)	14.62	43.30	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$8	$7	$8	$7
Ratio of expenses before expense reductions (%)(d)	6.79	6.31	8.36	13.86	**
Ratio of expenses after expense reductions (%)	1.70	1.70	1.70	1.70	**
Ratio of net investment income (loss) (%)	1.58	1.19	0.94	1.62	**
Portfolio turnover rate (%)	82	67	78	53	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	67

Financial Highlights – Global Equity Income Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Year Ended September 30,			Period Ended September 30, 2009(a)
Class A	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$11.30	$12.37	$11.85	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.32	0.39	0.30	0.22
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.76	(0.57)	0.69	1.76

Total income (loss) from investment operations	2.08	(0.18)	0.99	1.98

Distributions to shareholders from:
Net investment income	(0.34)	(0.32)	(0.25)	(0.13)
Net realized gains	(0.53)	(0.57)	(0.22)	—

Total distributions	(0.87)	(0.89)	(0.47)	(0.13)

Redemption fees(b)	0.01	—	—	—

Net asset value, end of period	$12.52	$11.30	$12.37	$11.85

Total return (%)(c)(d)	19.15	(2.08)	8.50	20.03	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	$—	$—	$—	$—
Ratio of expenses before expense reductions (%)(f)	7.07	7.29	9.83	16.34	**
Ratio of expenses after expense reductions (%)	1.50	1.50	1.75	1.75	**
Ratio of net investment income (loss) (%)	2.63	3.06	2.55	2.94	**
Portfolio turnover rate (%)	45	49	39	33	*
	Year Ended September 30,			Period Ended September 30, 2009(a)
Class C	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$11.35	$12.43	$11.85	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.23	0.29	0.17	0.18
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.78	(0.57)	0.73	1.75

Total income (loss) from investment operations	2.01	(0.28)	0.90	1.93

Distributions to shareholders from:
Net investment income	(0.27)	(0.23)	(0.10)	(0.08)
Net realized gains	(0.53)	(0.57)	(0.22)	—

Total distributions	(0.80)	(0.80)	(0.32)	(0.08)

Redemption fees(b)	—	—	—	—

Net asset value, end of period	$12.56	$11.35	$12.43	$11.85

Total return (%)(c)(d)	18.21	(2.80)	7.61	19.41	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	$—	$—	$—	$—
Ratio of expenses before expense reductions (%)(f)	7.89	8.18	10.59	17.09	**
Ratio of expenses after expense reductions (%)	2.25	2.26	2.50	2.50	**
Ratio of net investment income (loss) (%)	1.88	2.29	1.46	2.37	**
Portfolio turnover rate (%)	45	49	39	33	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

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Financial Highlights – Global Equity Income Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Year Ended September 30,			Period Ended September 30, 2009(a)
Class I	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$11.30	$12.36	$11.86	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.34	0.38	0.28	0.24
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.77	(0.52)	0.73	1.77

Total income (loss) from investment operations	2.11	(0.14)	1.01	2.01

Distributions to shareholders from:
Net investment income	(0.38)	(0.35)	(0.29)	(0.15)
Net realized gains	(0.53)	(0.57)	(0.22)	—

Total distributions	(0.91)	(0.92)	(0.51)	(0.15)

Redemption fees(b)	—	—	—	—

Net asset value, end of period	$12.50	$11.30	$12.36	$11.86

Total return (%)(c)	19.29	(1.78)	8.70	20.34	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$8	$6	$7	$6
Ratio of expenses before expense reductions (%)(d)	6.85	7.20	9.91	16.09	**
Ratio of expenses after expense reductions (%)	1.25	1.27	1.50	1.50	**
Ratio of net investment income (loss) (%)	2.84	2.97	2.35	3.18	**
Portfolio turnover rate (%)	45	49	39	33	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	69

Financial Highlights – Global Emerging Markets Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Year Ended September 30,			Period Ended September 30, 2009(a)
Class A	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$13.05	$16.67	$15.62	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.12	0.15	(0.01)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.05	(2.29)	2.23	5.67

Total income (loss) from investment operations	2.17	(2.14)	2.22	5.62

Distributions to shareholders from:
Net investment income	(0.04)	—	(0.09)	—
Net realized gains	(1.79)	(1.48)	(1.08)	—

Total distributions	(1.83)	(1.48)	(1.17)	—

Redemption fees(b)	— (g)	—	—	—

Net asset value, end of period	$13.39	$13.05	$16.67	$15.62

Total return (%)(c)(d)	18.45	(14.60)	15.13	56.20	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$2	$— (e)	$— (e)	$—	(e)
Ratio of expenses before expense reductions (%)(f)	5.16	5.56	7.84	13.58	**
Ratio of expenses after expense reductions (%)	1.85	1.85	1.95	1.95	**
Ratio of net investment income (loss) (%)	0.95	0.95	(0.10)	(0.45	)**
Portfolio turnover rate (%)	75	50	87	84	*
	Year Ended September 30,			Period Ended September 30, 2009(a)
Class C	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$12.83	$16.53	$15.53	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.05	0.01	(0.13)	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.96	(2.23)	2.22	5.45

Total income (loss) from investment operations	2.01	(2.22)	2.09	5.53

Distributions to shareholders from:
Net investment income	— (g)	—	(0.01)	—
Net realized gains	(1.79)	(1.48)	(1.08)	—

Total distributions	(1.79)	(1.48)	(1.09)	—

Redemption fees(b)	— (g)	—	—	—

Net asset value, end of period	$13.05	$12.83	$16.53	$15.53

Total return (%)(c)(d)	17.42	(15.25)	14.30	55.30	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	$—	$—	$—	$—
Ratio of expenses before expense reductions (%)(f)	5.78	6.35	8.61	14.33	**
Ratio of expenses after expense reductions (%)	2.60	2.60	2.70	2.70	**
Ratio of net investment income (loss) (%)	0.39	0.09	(0.88)	0.79	**
Portfolio turnover rate (%)	75	50	87	84	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(g)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

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Financial Highlights – Global Emerging Markets Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Year Ended September 30,			Period Ended September 30, 2009(a)
Class I	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$13.13	$16.73	$15.65	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.13	0.12	0.02	0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.07	(2.24)	2.24	5.51

Total income (loss) from investment operations	2.20	(2.12)	2.26	5.65

Distributions to shareholders from:
Net investment income	(0.05)	—	(0.10)	—
Net realized gains	(1.79)	(1.48)	(1.08)	—

Total distributions	(1.84)	(1.48)	(1.18)	—

Redemption fees(b)	— (e)	— (e)	—	—

Net asset value, end of period	$13.49	$13.13	$16.73	$15.65

Total return (%)(c)	18.64	(14.42)	15.40	56.50	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$9	$9	$9	$8
Ratio of expenses before expense reductions (%)(d)	4.86	5.44	7.62	13.33	**
Ratio of expenses after expense reductions (%)	1.60	1.61	1.70	1.70	**
Ratio of net investment income (loss) (%)	0.98	0.75	0.12	1.58	**
Portfolio turnover rate (%)	75	50	87	84	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	71

Financial Highlights – International Equity Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Year Ended September 30,			Period Ended September 30, 2009(a)
Class A	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$10.44	$12.59	$12.95	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.16	0.12	0.09	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.03	(1.24)	0.35	2.90

Total income (loss) from investment operations	1.19	(1.12)	0.44	2.95

Distributions to shareholders from:
Net investment income	—	(0.23)	(0.18)	—
Net realized gains	(1.00)	(0.80)	(0.62)	—

Total distributions	(1.00)	(1.03)	(0.80)	—

Redemption fees(b)	— (h)	—	—	—

Net asset value, end of period	$10.63	$10.44	$12.59	$12.95

Total return (%)(c)(d)	12.20	(10.23)	3.50	29.50	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$1	$— (e)	$— (e)	$—	(e)
Ratio of expenses before expense reductions (%)(f)(g)	6.48	6.61	9.56	15.03	**
Ratio of expenses after expense reductions (%)(g)	1.26	1.65	1.75	1.75	**
Ratio of net investment income (loss) (%)(g)	1.57	0.94	0.75	0.64	**
Portfolio turnover rate (%)	56	76	69	48	*
	Year Ended September 30,			Period Ended September 30, 2009(a)
Class C	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$10.31	$12.51	$12.88	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.06	0.05	0.14	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.05	(1.24)	0.25	2.89

Total income (loss) from investment operations	1.11	(1.19)	0.39	2.88

Distributions to shareholders from:
Net investment income	—	(0.21)	(0.14)	—
Net realized gains	(1.00)	(0.80)	(0.62)	—

Total distributions	(1.00)	(1.01)	(0.76)	—

Redemption fees(b)	—	—	—	—

Net asset value, end of period	$10.42	$10.31	$12.51	$12.88

Total return (%)(c)(d)	11.53	(10.90)	3.10	28.80	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)(e)	$—	$—	$—	$—
Ratio of expenses before expense reductions (%)(f)(g)	7.31	7.35	9.80	15.78	**
Ratio of expenses after expense reductions (%)(g)	2.08	2.40	2.50	2.50	**
Ratio of net investment income (loss) (%)(g)	0.61	0.42	1.19	(0.11	)**
Portfolio turnover rate (%)	56	76	69	48	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(g)

The Fund invests in other Nomura Partners Funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying Nomura Partners Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(h)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

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Financial Highlights – International Equity Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Year Ended September 30,			Period Ended September 30, 2009(a)
Class I	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$10.53	$12.66	$12.97	$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.18	0.11	0.26	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.05	(1.20)	0.26	2.90

Total income (loss) from investment operations	1.23	(1.09)	0.52	2.97

Distributions to shareholders from:
Net investment income	—	(0.24)	(0.21)	—
Net realized gains	(1.00)	(0.80)	(0.62)	—

Total distributions	(1.00)	(1.04)	(0.83)	—

Redemption fees(b)	— (f)	—	—	—

Net asset value, end of period	$10.76	$10.53	$12.66	$12.97

Total return (%)(c)	12.50	(9.96)	4.13	29.70	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$7	$6	$7	$6
Ratio of expenses before expense reductions (%)(d)(e)	6.31	6.52	8.84	14.78	**
Ratio of expenses after expense reductions (%)(e)	1.10	1.41	1.50	1.50	**
Ratio of net investment income (loss) (%)(e)	1.68	0.84	2.18	0.89	**
Portfolio turnover rate (%)	56	76	69	48	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)

The Fund invests in other Nomura Partners Funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying Nomura Partners Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(f)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	73

Notes to Financial Statements

September 30, 2012

A. Organization

Nomura Partners Funds, Inc. (originally incorporated as The Japan Fund, Inc.) (the “Corporation”) was incorporated under the laws of the State of Maryland in 1961. Effective December 1, 2008, the Corporation changed its name from The Japan Fund, Inc. to Nomura Partners Funds, Inc. The Corporation is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation currently consists of the following seven series: The Japan Fund, Asia Pacific ex Japan Fund, India Fund, Greater China Fund, Global Equity Income Fund, Global Emerging Markets Fund, and International Equity Fund (individually a “Fund” and collectively, the “Funds”). Each Fund is classified as a diversified series of the Corporation under the 1940 Act, except for India Fund, which is non-diversified.

The Funds commenced operations on December 29, 2008, with the exception of The Japan Fund – Class S, which commenced operations in 1962. The Japan Fund – Class S shares are only available for purchase by current Class S shareholders who were Class S shareholders of record as of December 31, 2008, and for dividend and capital gain reinvestment of Class S shares by such shareholders.

The authorized capital stock of the Corporation consists of 1,400,000,000 shares of a par value of $0.33 1/3 divided among the classes of each Fund evenly, with all classes being authorized at 50,000,000 shares. 300,000,000 shares have been allocated to Funds or classes that are not currently in operation.

The investment objective of each of The Japan Fund, Asia Pacific ex Japan Fund, India Fund, Greater China Fund, Global Emerging Markets Fund, and International Equity Fund is to achieve long-term capital growth. The investment objective of Global Equity Income Fund is to achieve current income and long-term growth of capital through investing in relatively high dividend-paying stocks.

The Corporation currently offers Classes A, C and I shares of all Funds. Class S shares of The Japan Fund are closed to new investors. Each share of each class of a Fund represents an equal pro rata interest in such Fund and provides the shareholder the same voting, dividend, and other rights, except that shareholders of each class of a Fund have exclusive voting rights regarding any matter relating solely to that particular class. Class A shares are subject to a 5.75% front end sales load and Class C shares are subject to a 1.00% contingent deferred sales charge for redemptions made within one year of purchase date.

B. Summary of Significant Accounting Policies

The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make certain estimates and assumptions at the date of the financial statements that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Management has evaluated the impact of all events or transactions occurring after period end through the date these financial statements were issued, and has determined that, except as set forth in Note L, there were no subsequent events requiring recognition or disclosure. The following summarizes the significant accounting policies:

Security Valuation. Securities listed or otherwise traded on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter (“OTC”), are valued at their most recent sale price as of the close of regular trading on the primary exchange or market (foreign or domestic) on which they are traded, or if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available, the security will be valued in accordance with fair value methods (the “Fair Value Procedures”) approved by the Board of Directors (the “Board”). In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the “official close” or the “official closing price” or other similar term) will be

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Nomura Partners Funds, Inc.

September 30, 2012

considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the security’s primary exchange or market.

Debt securities are priced based upon valuations provided by independent, third party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from the Funds’ primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until an independent source can be secured. Debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value.

Participatory notes are valued based on the current day’s price of the underlying securities if a quoted price is not available.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of U.S. Dollars is calculated by converting the Local Currency into U.S. Dollars at the prevailing currency exchange rate on the valuation date.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value (“NAV”), with the exception of exchange-traded open-end investment companies which are priced as equity securities as described above.

If market quotations, official closing prices, or information furnished by a pricing service are not readily available or do not accurately reflect fair value, or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, including, but not limited to, when (i) the security’s trading has been halted or suspended; (ii) the security has been de-listed from a national exchange; (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; (iv) the security has not been traded for an extended period of time; (v) the security’s primary pricing source is not able or willing to provide a price; (vi) trading of the security is subject to local government-imposed restrictions; and (vii) a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Funds calculate NAVs, that security will be valued by another method that the Board believes accurately reflects fair value in accordance with the Funds’ Fair Value Procedures.

These events may create arbitrage opportunities that may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of overseas markets but prior to the close of U.S. market. The Fair Value Procedures, therefore, include a procedure whereby foreign securities’ prices may be “fair valued” by an independent pricing service, in accordance with a valuation policy approved by the Board to take those factors into account. At September 30, 2012, foreign securities representing the following percentages of net assets of the

Nomura Partners Funds	The World from Asia	:	75

Nomura Partners Funds, Inc.

September 30, 2012

Funds were valued using fair value prices based on those adjustments and are classified as using Level 2 inputs within the valuation inputs disclosure on each Fund’s Schedule of Investments:

Funds
The Japan Fund	97.5%
Asia Pacific ex Japan Fund	78.7%
India Fund	90.8%
Greater China Fund	95.7%
Global Equity Income Fund	45.9%
Global Emerging Markets Fund	45.5%
International Equity Fund	53.9%

Pursuant to the Fair Value Procedures for the Funds, the Board has delegated day-to-day responsibility for fair value determinations to the Corporation’s Pricing and Fair Valuation Committee. Fair value determinations are subject to review, approval or ratification by the Board.

At September 30, 2012, the total value of securities held that were fair valued using methods determined in good faith by the Corporation’s Pricing and Fair Valuation Committee represented approximately 1.31% of the net assets for the Global Emerging Markets Fund. This security is classified as using Level 2 inputs within the valuation inputs disclosure on the Fund’s Schedule of Investments. At September 30, 2012, no other Funds had fair value determinations other than noted above.

There can be no assurance that a fair value used by the Funds on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security’s valuation may differ depending on the method used for determining value. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the Fair Value Procedures will prevent dilution of a Fund’s NAV by short-term traders.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. These inputs are summarized into the three broad levels listed below. Each Fund’s hierarchy can be found on the Fund’s Schedule of Investments.

Level 1 – quoted unadjusted prices for identical instruments in active markets to which a Fund has access at the date of measurement.

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 – model-derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect a Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ policy is to disclose transfers between Levels based on valuations at the end of the reporting period. Each Fund may hold securities which are periodically fair valued in accordance with the Funds’ Fair Value Procedures. This may result in movements between Level 1 and Level 2 throughout the period. There were no

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Nomura Partners Funds, Inc.

September 30, 2012

additional transfers between Level 1, 2, or 3 as of September 30, 2012, based on the valuation input Levels on September 30, 2011 for the Funds, other than what was disclosed following each Fund’s Schedule of Investments.

Real Estate Investment Trust. Each Fund is permitted to invest in real estate investment trusts (“REIT”s). If a Fund invests in a REIT, such Fund will be subject to the risks associated with owning real estate and with the real estate industry generally. These risks include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in real estate markets, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates. To the extent a Fund invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Restricted Securities. Each Fund is permitted to invest in restricted securities. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to the Funds. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Participatory Notes. Each Fund may invest in participatory notes. Participatory notes, which may be issued in various structures and may be designated by different terms, including, but not limited to, P-Notes and warrants, are instruments that derive their value from an underlying or referenced financial instrument, such as an equity share. Generally, non-U.S.-based brokerages buy locally-based securities and then issue participatory notes to investors. Participatory notes are subject to both investment risk relating to the underlying or referenced financial instrument and credit risk based on the uncertainty of the counterparty’s (i.e., the non-U.S.-based broker’s) ability to meet its obligations.

Foreign Currency. The books and records of the Funds are maintained in U.S. Dollars. The valuation of investment securities and other assets and liabilities that are denominated in a foreign currency are translated into U.S. Dollars at the prevailing exchange rates each business day. Purchases and sales of investment securities, income and expenses are translated into U.S. Dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. Dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates are not separately disclosed but are included with net realized and unrealized gains and losses on investment securities.

Dividends and Distributions of Income and Gains to Shareholders. Distributions to shareholders of net investment income and capital gains, if any, are declared and paid annually on all Funds with the exception of Global Equity Income Fund. The Global Equity Income Fund intends to declare and pay dividends of all or a portion of its net investment income on a quarterly basis to shareholders, and will distribute its realized net capital gain, if any, annually.

Distributions are determined in accordance with applicable Federal income tax regulations, which may differ from GAAP. These differences are due to differing treatments of income and gain on various securities held by the Funds, timing differences and differing characterizations of distributions made by other funds in which the Funds may invest.

Security Transactions, Investment Income and Realized Gain and Loss. For financial reporting purposes, investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis.

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Dividend income is recorded on the ex-dividend date net of foreign withholding taxes, if any. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Gains or losses realized on sales of investment transactions are recorded on an identified cost basis.

Federal Taxes. Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income tax or excise tax is required.

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Corporation recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Corporation’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009-2011), or expected to be taken in the Funds’ 2012 tax returns. The Corporation identifies its major tax jurisdictions as United States of America, the State of Maryland and foreign jurisdictions. The Corporation is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Indian Capital Gain Tax Provision. The India Fund may also be subject to capital gains tax in India on gains realized upon the sale of Indian securities, payable upon repatriation of sales proceeds. Any realized losses in excess of gains may be carried forward to offset future gains. Funds with exposure to Indian securities accrue a deferred liability for unrealized gains in excess of available carryforwards on Indian securities based on existing tax rates and holding periods of the securities. As of September 30, 2012, there was no deferred liabilities recorded as estimates for potential future India capital gains taxes. As of September 30, 2012, the India Fund recorded a receivable for Indian capital gains tax refund of $146,784.

Income and Expense Allocation. Each Fund’s class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of each Fund.

Redemption Fees. A shareholder who redeems Class A, Class C or Class I shares of all Funds or Class S shares of The Japan Fund within thirty days of purchase will incur a redemption fee of 2.00% of the current NAV of the shares, subject to certain exceptions. The fee will be assessed and retained by the Funds for the benefit of remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital and is reported on the Statements of Changes in Net Assets and Financial Highlights (on a per share basis). The Funds reserve the right to modify the term of or terminate this fee at any time.

C. Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investment securities, excluding short-term investments, for the year ended September 30, 2012, were as follows:

Funds	Purchases	Sales
The Japan Fund	$61,717,026	$143,892,507
Asia Pacific ex Japan Fund	7,671,314	13,375,472
India Fund	9,842,229	10,501,583
Greater China Fund	6,906,023	6,181,979

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Funds	Purchases	Sales
Global Equity Income Fund	$3,530,542	$3,368,023
Global Emerging Markets Fund	9,791,284	9,205,821
International Equity Fund	4,404,324	3,993,738

D. Affiliated Holdings

Affiliated holdings are mutual funds which are managed by Nomura Asset Management U.S.A., Inc. (“NAM USA”), or an affiliate of NAM USA or which are distributed by an affiliate of the Funds’ distributor. With respect to each Fund, NAM USA was paid an investment advisory fee by the affiliated Funds listed beneath its name below. Investments in affiliated companies during the year ended September 30, 2012 were as follows:

Affiliated Fund Name	Balance of Shares Held at 09/30/2011	Gross Additions	Gross Reductions	Balance of Shares Held at 09/30/2012	Value at 09/30/2012	Dividend Income	Realized Capital Gain/ Loss
International Equity Fund:
Asia Pacific ex Japan Fund — Institutional Shares	35,276	$203,178	$—	50,062	$745,425	$3,178	$—
The Japan Fund — Institutional Shares	165,385	108,321	250,000	150,571	1,410,850	8,321	(246)

Total	200,661	$311,499	$250,000	200,633	$2,156,275	$11,499	$(246)

E. Investment Advisory Fees, Administrator and Other Service Providers

Investment Advisor and Operations Service Agent. NAM USA is the investment advisor for the Funds pursuant to an Investment Advisory Agreement. NAM USA determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Funds. NAM USA directs the investments of the Funds, in accordance with the investment objectives, policies, and limitations of the Funds subject to the general supervision and control of the Board and officers of the Corporation.

For these and other services, each Fund pays NAM USA a monthly investment advisory fee at an annual rate of the Fund’s average daily net assets as follows:

Funds
The Japan Fund	0.60% on the first $200 million; 0.55% on the next $200 million; and 0.50% on the Fund’s average daily net assets in excess of $400 million.
Asia Pacific ex Japan Fund	1.10% on the first $1 billion; 1.00% on the next $1 billion; and 0.95% on the Fund’s average daily net assets in excess of $2 billion.
India Fund	1.20% on the first $1 billion; 1.10% on the next $1 billion; and 1.00% on the Fund’s average daily net assets in excess of $2 billion.
Greater China Fund	1.20% on the first $1 billion; 1.10% on the next $1 billion; and 1.00% on the Fund’s average daily net assets in excess of $2 billion.

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Funds
Global Equity Income Fund

0.90% on the first $500 million;

0.85% on the next $500 million;

0.80% on the next $500 million;

0.75% on the next $500 million; and

0.70% on the Fund’s average daily net assets in excess of $2 billion.

Global Emerging Markets Fund	1.20% on the first $1 billion; 1.10% on the next $1 billion; and 1.00% on the Fund’s average daily net assets in excess of $2 billion.
International Equity Fund*	0.85% on the Fund’s average daily net assets.

*	The calculation of the Fund’s average daily net assets for the purpose of determining the Advisory Fee excludes assets invested in affiliated holdings.

NAM USA has agreed to waive and/or reimburse certain expenses. Please see Note F for further information.

NAM USA, with respect to each Fund, has entered into a sub-advisory agreement (each, a “Sub-Advisory Agreement”) with the sub-advisors set forth below, pursuant to which the sub-advisor provides certain investment advisory services to NAM USA with respect to a Fund:

Funds	Sub-Advisor(s)
The Japan Fund	Nomura Asset Management Co., Ltd. (“NAM Tokyo”)
Asia Pacific ex Japan Fund	Nomura Asset Management Singapore Limited (“NAM Singapore”)
India Fund	NAM Singapore
Greater China Fund	Nomura Asset Management Hong Kong Limited (“NAM Hong Kong”)
Global Equity Income Fund	NAM Singapore, Nomura Asset Management U.K. Limited (“NAM UK”)
Global Emerging Markets Fund	Martin Currie, Inc. (“Martin Currie”)
International Equity Fund	NAM UK

Each sub-advisor receives compensation for its services out of NAM USA’s investment advisory fee.

NAM USA also serves as the operations services agent for the Corporation, pursuant to an Operations Services Agreement. Pursuant to this agreement, NAM USA provides management services to the Corporation, to oversee and administer its day-to-day operations. NAM USA receives no fees pursuant to this agreement, but may be reimbursed for reasonable out-of-pocket expenses incurred in carrying out its duties as operations services agent.

Administrator, Accountant, and Custodian. State Street Bank and Trust Company (“State Street”) provides administration services as administrator to the Funds (the “Administrator”), pursuant to an Administration Agreement. For its services, the Administrator receives fees from the Funds calculated daily and paid monthly at an annual rate of 0.10% of average daily net assets with reductions as average daily net assets increase to certain levels and are subject to certain minimum requirements.

The Administrator also receives fees for certain additional services and reimbursement for out-of-pocket expenses. The Administrator or its affiliates do not pay any Fund fees, expenses or costs.

State Street also serves as custodian (the “Custodian”) and fund accounting agent to the Funds pursuant to a Master Custodian and Accounting Services Agreement. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds. For these services,

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the Funds pay State Street asset-based and transactional fees that vary according to the size of positions and number of transactions plus out-of-pocket fees.

Distributor. Foreside Fund Services, LLC serves as the Funds’ distributor (the “Distributor”). Each Fund has adopted plans (the “Plans”) that allow the Funds to pay distribution fees for the sale of their shares under Rule 12b-1 of the 1940 Act, and shareholder servicing fees for certain services provided to their shareholders. Each Fund has adopted a Plan for each of its Class A and Class C shares, and The Japan Fund has adopted a Plan for its Class S shares. Each Fund pays the Distributor or any other entity providing support services to their customers an aggregate fee of 0.25% of the average daily net assets of a Fund’s Class A shares and 1.00% of the average daily net assets of a Fund’s Class C shares. With respect to Class C shares, the Distributor may use up to 0.75% of the fees for distribution and sales support services. The Distributor is reimbursed for fees paid to various institutions for distribution and shareholder services provided to the S Class of The Japan Fund in an amount up to 0.25% of the average daily net assets of the Class S shares of The Japan Fund.

For the year ended September 30, 2012, the Distributor did not retain any of the front-end sales charges assessed on the sale of Class A shares. For the year ended September 30, 2012, the Distributor did not retain any commissions from contingent deferred sales charges assessed on redemptions of Class C shares.

Other Service Providers. Boston Financial Data Services (“BFDS”) serves as the Funds’ transfer and dividend-paying agent (“Transfer Agent”) pursuant to a Transfer Agency and Services Agreement, and performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Pursuant to a Compliance Services Agreement (the “Compliance Agreement”), Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides an Anti-Money Laundering Compliance Officer, a Chief Compliance Officer and certain additional compliance support functions to the Funds.

Pursuant to the Compliance Agreement, Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

The Principal Executive Officer, an officer of the Funds, is a control affiliate and an officer of the Distributor. Fees paid to FCS and FMS pursuant to the Compliance Agreement are reflected on the Statements of Operations within the caption “Compliance Services Fees.” Neither the Distributor, FCS nor FMS, nor any of their officers or employees who serve as an officer of the Funds, has any role in determining the Funds’ investment policies or which securities are to be purchased or sold by the Funds.

Directors’ and Officers’ Fees and Expenses. Retainer and meeting fees were as follows:

	As of September 30, 2012	Effective October 1, 2012(1)
Quarterly Retainer for each Director	$10,000	$12,500
Additional Quarterly Retainer for the Chairman of the Board	12,500	12,500
Additional Quarterly Retainer for the Chairman of the Audit Committee and the Chairman of the Investment Oversight Committee (“IOC”)	1,500	1,500
Additional Quarterly Retainer for the Compensation Committee Chair	—	1,000
Quarterly Regular Board Meeting Fee	4,000	4,000
Special Non-Quarterly Board Meeting Fee	1,500	1,500
Audit Committee Meeting Fee	1,500	3,000
Executive Committee Meeting Fee	1,500	1,500
Investment Oversight Committee Meeting Fees	3,000	3,000

(1)	On October 18, 2012, the Board approved a new fee schedule effective October 1, 2012.

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The Funds will also reimburse each of the Directors for out-of-pocket expenses incurred in connection with attending the Board meetings.

Certain officers of the Funds are also officers or employees of the above named service providers, and during their terms of office, receive no compensation from the Funds.

F. Fee Waivers and Expense Reimbursements

With respect to Class A, Class C and Class I shares of each Fund, and with respect to Class S shares of The Japan Fund, NAM USA has contractually agreed to waive its investment advisory fee and, if necessary, to reimburse other operating expenses of a Fund to the extent necessary to limit total annual operating expenses (excluding distribution and service (12b-1) fees, interest expense, dividend expenses resulting from short sales of securities and certain other expenses), on an annualized basis, to 1.60% for The Japan Fund; to 1.50% for Asia Pacific ex Japan Fund; 1.70% for India Fund; 1.70% for Greater China Fund; 1.25% for Global Equity Income Fund; 1.60% for Global Emerging Markets Fund; and 1.40% for International Equity Fund, in each case as a percentage of average daily net assets allocated to each such class of shares of such Fund, until January 28, 2013 (“Expense Cap Agreements”).

NAM USA has contractually agreed to waive its investment advisory fee and, if necessary, reimburse the International Equity Fund for the amount of fees and expenses incurred indirectly by the Fund through its investment in affiliated holdings through at least January 28, 2013. This amounted to $22,687 for the year ended September 30, 2012. This amount is not subject to the expense recapture provision described below.

During the period the Funds’ Administrator and Custodian have contractually agreed to waive a portion of their fees.

For the year ended September 30, 2012 fees waived and reimbursed were as follows:

Funds	NAM USA Waived and Reimbursed	Other Waived	Total Fees Waived and Reimbursed
The Japan Fund	$131,246	$4,219	$135,465
Asia Pacific ex Japan Fund	366,461	51,750	418,211
India Fund	360,966	51,750	412,716
Greater China Fund	346,791	51,750	398,541
Global Equity Income Fund	375,256	51,750	427,006
Global Emerging Markets Fund	370,592	51,750	422,342
International Equity Fund	331,515	51,750	383,265

Under the terms of the Expense Cap Agreements if, within three years following a waiver or reimbursement, the operating expenses of a share class of a Fund that previously received a waiver or reimbursement from NAM USA are less than the expense limit for such share class, the applicable share class is required to repay NAM USA up to the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as a Fund’s investment advisor at such time. For the three years through September 30, 2012, NAM USA waived and/or reimbursed fees under the Expense Cap Agreements as follows:

	Expires September 30,			Total Amount Eligible for Recoupment
Funds	2013	2014	2015
The Japan Fund	$316,602	$—	$131,246	$447,848
Asia Pacific ex Japan Fund	448,200	361,616	366,461	1,176,277
India Fund	430,138	384,485	360,966	1,175,589

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	Expires September 30,			Total Amount Eligible for Recoupment
Funds	2013	2014	2015
Greater China Fund	$417,924	$343,139	$346,791	$1,107,854
Global Equity Income Fund	446,528	363,552	375,256	1,185,336
Global Emerging Markets Fund	404,072	331,056	370,592	1,105,720
International Equity Fund	392,010	312,237	308,828	1,013,075

G. Federal Income Tax Information

During the years ended September 30, 2012 and September 30, 2011, the tax character of distributions made by the Funds were as follows:

	Year Ended September 30, 2012			Year Ended September 30, 2011
Funds	Ordinary Income	Capital Gains	Total	Ordinary Income	Capital Gains	Total
The Japan Fund	$1,313,579	$—	$1,313,579	$367,210	$—	$367,210
Asia Pacific ex Japan Fund	53,587	—	53,587	626,292	1,031,841	1,658,133
India Fund	—	—	—	561,779	381,916	943,695
Greater China Fund	390,078	335,838	725,916	142,029	765,755	907,784
Global Equity Income Fund	242,343	312,419	554,762	314,875	199,087	513,962
Global Emerging Markets Fund	273,347	1,018,906	1,292,253	366,791	444,866	811,657
International Equity Fund	252,030	356,168	608,198	369,424	189,468	558,892

The components of distributable earnings for the Funds as of September 30, 2012 are listed below:

Funds	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)*	Capital Loss Carryforwards	Post October Currency Loss Deferral	Total
The Japan Fund	$1,724,495	$—	$13,141,570	$(55,199,521)	$(10,012,320)	$(50,345,776)
Asia Pacific ex Japan Fund	55,867	—	2,321,784	(255,509)	(852,064)	1,270,078
India Fund	—	—	1,251,625	(521,176)	(932,781)	(202,332)
Greater China Fund	120,469	—	1,040,597	—	(521,171)	639,895
Global Equity Income Fund	78,160	29,467	1,192,541	—	—	1,300,168
Global Emerging Markets Fund	108,122	—	1,922,850	—	(865,274)	1,165,698
International Equity Fund	110,698	—	247,482	(63,670)	(44,190)	250,320

*	Includes unrealized appreciation (depreciation) on currency.

Shareholders are encouraged to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with the Federal tax regulations, which may differ from GAAP. As a result, net investment income (loss)

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and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset values.

As of September 30, 2012, the Funds recorded the following reclassifications primarily due to foreign exchange gains/losses, passive foreign investment company gains and capital loss carryforwards that expired, unused, to increase (decrease) the accounts listed below:

Funds	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
The Japan Fund	$876,063	$(876,063)	$—
Asia Pacific ex Japan Fund	13,111	(13,111)	—
India Fund	(74,496)	106,350	(31,854)
Greater China Fund	(1,064)	1,064	—
Global Equity Income Fund	(2,603)	2,603	—
Global Emerging Markets Fund	(16,399)	16,399	—
International Equity Fund	(9,124)	9,124	—

These reclassifications had no impact on net assets or NAV per share.

The following summarizes the capital loss carryforwards as of September 30, 2012 for the Funds. These capital loss carryforwards are available to offset future gains.

Funds	2017	2018	Non-expiring Loss	Total
The Japan Fund	$1,158,053	$53,011,487	$1,029,981	$55,199,521
Asia Pacific ex Japan Fund	—	—	255,509	255,509
India Fund	—	—	521,176	521,176
International Equity Fund	—	—	63,670	63,670

During the year ended September 30, 2012 The Japan Fund had no capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Funds after September 30, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

Cost of investments for Federal income tax purposes and net unrealized appreciation (depreciation) on investments at September 30, 2012 consists of:

Funds	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)*	Tax Cost
The Japan Fund	$19,837,185	$(6,685,737)	$13,151,448	$136,543,837
Asia Pacific ex Japan Fund	2,544,385	(222,860)	2,321,525	6,442,305
India Fund	1,563,069	(305,899)	1,257,170	8,426,575
Greater China Fund	1,295,901	(259,385)	1,036,516	7,218,958

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Funds	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)*	Tax Cost
Global Equity Income Fund	$1,336,898	$(145,076)	$1,191,822	$6,685,501
Global Emerging Markets Fund	2,226,274	(304,658)	1,921,616	8,860,947
International Equity Fund	643,879	(403,110)	240,769	7,323,967

*	Does not include unrealized appreciation/depreciation on currency.

H. Principal Risks of Investing in the Funds

Investment Risks. The Funds’ investments in foreign companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (i) social, economic and political stability; (ii) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of foreign companies trade; (iii) currency exchange fluctuations, currency blockage and higher levels of inflation; (iv) controls on foreign investment and limitations on repatriation of invested capital and on the Funds’ ability to exchange local currencies for U.S. Dollars; (v) governmental involvement in and control over the economy; (vi) risk of nationalization or expropriation of assets; (vii) the nature of the smaller, less seasoned and newly organized foreign companies; and (viii) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

Concentration of Market Risk. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, investments in foreign countries are denominated in foreign currencies. As a result, changes in the value of the foreign currencies compared to the U.S. Dollar may affect (positively or negatively) the value of the Funds’ investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country.

Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Fund of Funds Risk. An investment in a Fund is subject to all the risks of an investment directly in the underlying funds the Fund holds. A Fund’s performance will reflect the investment performance of the underlying funds it holds. Each underlying fund pays its own management fees and also pays other operating expenses. An investor in the Fund will pay both the Fund’s expenses and, indirectly, the management fees and other expense of the underlying funds that the Fund holds, although the management fee payable to NAM USA will be calculated by excluding investments in affiliated holdings to avoid a layering of management fees. In addition, one underlying fund may purchase the same securities that another underlying fund sells. If the Fund invests in both underlying funds, it would indirectly bear the costs of these trades.

Please refer to the prospectus for a complete description of risks associated with the Funds.

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I. Capital Transactions

The following tables summarize share and dollar activity in the Funds by class as of the years ended September 30, 2012 and September 30, 2011:

	The Japan Fund
	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Shares Sold
Class A	243,040	2,280,384	733,994	7,430,816
Class C	20,835	197,180	84,916	825,386
Class I	1,351,139	12,804,990	8,840,139	92,863,790
Class S	84,237	809,413	146,825	1,483,287
Shares reinvested
Class A	2,517	22,956	166	1,712
Class C	24	220	–	–
Class I	49,763	452,844	609	6,285
Class S	74,759	686,289	28,896	300,805
Shares redeemed
Class A	(441,833)	(4,186,482)	(120,701)	(1,161,712)
Class C	(35,921)	(337,851)	(2,575)	(24,357)
Class I	(8,878,614)	(82,848,674)	(719,516)	(6,985,805)
Class S	(1,625,527)	(15,554,044)	(2,400,721)	(24,167,426)
Redemption fees
Class A	–	793	–	12,668
Class C	–	14	–	–
Class I	–	673	–	58,076
Class S	–	2,540	–	152

Net increase (decrease) from Capital Transactions	(9,155,581)	(85,668,755)	6,592,032	70,643,677

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	Asia Pacific ex Japan Fund
	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Shares Sold
Class A	161,128	2,222,005	329,527	5,177,941
Class C	79,039	1,077,007	135,345	2,125,581
Class I	167,505	2,389,356	71,067	1,056,256
Shares reinvested
Class A	368	4,866	6,804	101,591
Class C	–	–	2,220	32,806
Class I	3,075	40,802	83,410	1,251,977
Shares redeemed
Class A	(177,223)	(2,398,271)	(90,374)	(1,249,000)
Class C	(69,747)	(966,673)	(29,621)	(451,641)
Class I	(631,321)	(8,784,129)	(50,531)	(790,155)
Redemption fees
Class A	–	51	–	235
Class C	–	5	–	24
Class I	–	28	–	–

Net increase (decrease) from Capital Transactions	(467,176)	(6,414,953)	457,847	7,255,615

	India Fund
	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Shares Sold
Class A	85,024	853,825	69,494	925,191
Class C	1,238	12,202	73,887	960,615
Class I	3,894	40,315	68,027	955,384
Shares reinvested
Class A	–	–	428	6,049
Class C	–	–	131	1,810
Class I	–	–	63,503	903,658
Shares redeemed
Class A	(70,746)	(712,276)	(6,942)	(91,825)
Class C	(63,672)	(617,259)	(540)	(5,927)
Class I	(18,558)	(190,505)	(11,134)	(138,877)
Redemption fees
Class A	–	19	–	–
Class C	–	15	–	–
Class I	–	174	–	89

Net increase (decrease) from Capital Transactions	(62,820)	(613,490)	256,854	3,516,167

Nomura Partners Funds	The World from Asia	:	87

Nomura Partners Funds, Inc.

September 30, 2012

	Greater China Fund
	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Shares Sold
Class A	47,808	593,764	17,043	267,427
Class C	39,289	451,171	1,859	29,738
Class I	859	9,670	4,378	65,000
Shares reinvested
Class A	5,732	59,730	609	9,139
Class C	128	1,337	124	1,857
Class I	62,907	659,265	59,012	889,306
Shares redeemed
Class A	(51,139)	(543,561)	(7,452)	(97,989)
Class C	(1,319)	(14,875)	(729)	(10,679)
Class I	–	–	(933)	(13,614)
Redemption fees
Class A	–	272	–	–
Class C	–	–	–	–
Class I	–	143	–	–

Net increase (decrease) from Capital Transactions	104,265	1,216,916	73,911	1,140,185

	Global Equity Income Fund
	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Shares Sold
Class A	26,700	319,673	23,365	302,481
Class C	7,855	96,587	3,145	40,449
Class I	8,052	98,890	1,705	21,638
Shares reinvested
Class A	316	3,721	85	1,079
Class C	261	3,088	84	1,064
Class I	44,565	523,024	39,331	493,617
Shares redeemed
Class A	(28,737)	(342,522)	(2,336)	(30,208)
Class C	(5,020)	(61,515)	(1,333)	(17,494)
Class I	–	–	–	–
Redemption fees
Class A	–	217	–	–
Class C	–	–	–	–
Class I	–	–	–	–

Net increase (decrease) from Capital Transactions	53,992	641,163	64,046	812,626

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Nomura Partners Funds, Inc.

September 30, 2012

	Global Emerging Markets Fund
	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Shares Sold
Class A	115,859	1,512,748	15,581	253,882
Class C	38,411	509,780	3,625	58,665
Class I	428,961	5,783,610	89,580	1,461,185
Shares reinvested
Class A	4,014	47,483	463	7,539
Class C	901	10,456	103	1,661
Class I	93,161	1,109,551	48,842	799,059
Shares redeemed
Class A	(16,259)	(216,278)	(865)	(12,942)
Class C	(10,255)	(126,676)	(191)	(3,022)
Class I	(552,337)	(7,189,035)	(4,141)	(64,309)
Redemption fees
Class A	–	97	–	–
Class C	–	5	–	–
Class I	–	145	–	31

Net increase (decrease) from Capital Transactions	102,456	1,441,886	152,997	2,501,749

	International Equity Fund
	Year Ended September 30, 2012		Year Ended September 30, 2011
	Shares	Dollars ($)	Shares	Dollars ($)
Shares Sold
Class A	86,308	910,581	8,931	118,165
Class C	42,023	428,860	19,432	247,437
Class I	5,348	53,327	3,067	40,000
Shares reinvested
Class A	12	114	9	109
Class C	43	415	31	386
Class I	58,314	575,559	44,042	551,410
Shares redeemed
Class A	(11,109)	(117,770)	(110)	(1,259)
Class C	(16,133)	(170,214)	–	–
Class I	–	–	(732)	(8,206)
Redemption fees
Class A	–	1	–	–
Class C	–	–	–	–
Class I	–	6	–	–

Net increase (decrease) from Capital Transactions	164,806	1,680,879	74,670	948,042

Nomura Partners Funds	The World from Asia	:	89

Nomura Partners Funds, Inc.

September 30, 2012

J. Committed Line of Credit

The Japan Fund has entered into a $5 million revolving credit facility (“Line of Credit”) with State Street. The Line of Credit may be utilized to meet shareholder redemptions or for other lawful purposes under the 1940 Act. The Japan Fund has agreed to pay an annual commitment fee of 0.15%. Borrowings under the Line of Credit are charged interest at the higher of the Federal Funds Rate plus 1.25% or the LIBOR rate plus 1.25%. During the year ended September 30, 2012, there were no borrowings under this Line of Credit.

K. Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that provide general indemnifications by the Funds to the counterparties to the contract. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

L. 2011 Financial Statement Restatement Information

During the audit of the 2012 financial statements it was determined that the India Fund had improperly accounted for refunds for taxes paid to India on capital gains. Accordingly, the India Fund has restated the Statement of Changes in Net Assets and Financial Highlights for the year ended September 30, 2011.

A summary of the effects of the restatement is as follows:

Statement of Changes in Net Assets for the year ended September 30, 2011

	Previously Reported	Restated
Net realized gain (loss)	$(448,098)	$(337,347)
Net increase (decrease) in net assets resulting from operations	(3,253,245)	(3,142,494)
Increase (decrease) in net assets	(689,782)	(579,031)

Net Assets
End of year	10,058,934	10,169,685

Financial Highlights for the year ended September 30, 2011

	Previously Reported	Restated
Class A
Net asset value, beginning of period	$15.38	$15.38
Net investment income (loss)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.47)	(3.46)

Total income (loss) from investment operations	(3.55)	(3.54)

Distributions to shareholders from:
Net realized gains	(1.30)	(1.30)
Return of capital	(0.01)	(0.01)

Total distributions	(1.31)	(1.31)

Redemption fees	—	—

Net asset value, end of period	$10.52	$10.53

Total return (%)	(25.26)	(25.19)

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Nomura Partners Funds, Inc.

September 30, 2012

	Previously Reported	Restated
Class C
Net asset value, beginning of period	$15.13	$15.13
Net investment income (loss)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.49)	(3.49)

Total income (loss) from investment operations	(3.57)	(3.57)

Distributions to shareholders from:
Net realized gains	(1.30)	(1.30)
Return of capital	(0.01)	(0.01)

Total distributions	(1.31)	(1.31)

Redemption fees	—	—

Net asset value, end of period	$10.25	$10.25

Total return (%)	(25.85)	(25.85)

Class I
Net asset value, beginning of period	$15.46	$15.46
Net investment income (loss)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.49)	(3.36)

Total income (loss) from investment operations	(3.55)	(3.42)

Distributions to shareholders from:
Net realized gains	(1.30)	(1.30)
Return of capital	(0.01)	(0.01)

Total distributions	(1.31)	(1.31)

Redemption fees	—	—

Net asset value, end of period	$10.60	$10.73

Total return (%)	(25.12)	(24.20)

While the Statement of Assets and Liabilities as of September 30, 2011 (not presented herein) have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase the refund for taxes paid to India and an increase in accumulated net realized gain(loss) on investments and foreign currency related transactions, which would have increased net assets proportionately. The Statement of Operations for the year ended September 30, 2011 (not presented herein) has not been reissued to give effect to the restatement, but the principal effects of the restatement would be to decrease “Foreign Capital Gain Taxes” and increase “Increase (Decrease) in Net Assets Resulting from Operations”.

In connection with this restatement, shareholder transactions during the period of error have been analyzed to determine losses resulting from the error in the NAV. While the amount of the losses are immaterial to the Fund, the Fund and shareholders will be made whole for any losses that may have occurred as a result of Fund subscriptions and redemptions being transacted at an incorrect NAV.

M. Subsequent Event

On or about December 31, 2012, the High Yield Fund, a newly organized series of the Corporation, is expected to commence operations.

Nomura Partners Funds	The World from Asia	:	91

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nomura Partners Funds, Inc.

and the Shareholders of The Japan Fund, Asia Pacific ex Japan Fund, India Fund, Greater China Fund, Global Equity Income Fund, Global Emerging Markets Fund and International Equity Fund

We have audited the accompanying statements of assets and liabilities of The Japan Fund, Asia Pacific ex Japan Fund, India Fund, Greater China Fund, Global Equity Income Fund, Global Emerging Markets Fund and International Equity Fund, each a series of shares of Nomura Partners Funds, Inc. (the “Company”), including the schedules of investments, as of September 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years or periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Japan Fund, Asia Pacific ex Japan Fund, India Fund, Greater China Fund, Global Equity Income Fund, Global Emerging Markets Fund and International Equity Fund as of September 30, 2012, the results of their operations for the year then ended, and the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note L to the financial statements, the statements of changes in net assets and financial highlights for the year ended September 30, 2011 have been restated.

BBD, LLP

Philadelphia, Pennsylvania

November 28, 2012

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Other Information (Unaudited)

Federal Tax Information

The below Funds have made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Funds to their shareholders. For the year ended September 30, 2012, the total amount of foreign taxes paid that will be passed through to shareholders and foreign source income for information reporting purposes can be found below.

Funds	Foreign Tax Credit	Foreign Source Income	Shares Outstanding	Per Share Foreign Taxes Paid	Per Share Income from Foreign Source
The Japan Fund	$271,325	$3,881,252	16,178,547	$0.02	$0.24
Asia Pacific ex Japan Fund	25,530	286,785	596,450	0.04	0.48
India Fund	—	114,086	889,333	—	0.13
Greater China Fund	20,895	285,425	709,361	0.03	0.40
Global Equity Income Fund	12,757	189,080	649,298	0.02	0.29
Global Emerging Markets Fund	31,225	300,675	798,266	0.04	0.38
International Equity Fund	18,365	187,041	773,349	0.02	0.24

The Funds paid distributions from ordinary income during the year that qualify for the corporate dividend received deduction. The percentage that qualifies is listed below:

Funds	DRD %
Asia Pacific ex Japan Fund	0.04
Global Equity Income Fund	45.44
Global Emerging Markets Fund	16.19
International Equity Fund	0.02

For the fiscal year ended September 30, 2012 certain dividends paid by the Funds may be designated as qualified income subject to a maximum rate of 15% as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds qualified dividend income can be found below.

Funds	Qualified Dividend Income
The Japan Fund	$3,817,927
Asia Pacific ex Japan Fund	170,129
Greater China Fund	99,606
Global Equity Income Fund	286,498
Global Emerging Markets Fund	144,275
International Equity Fund	209,962

Proxy Voting Information

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to NAM USA, who in turn has delegated the responsibility to the sub-advisors. Each sub-advisor will vote such proxies in accordance with its policies and procedures. Descriptions of the guidelines that the Funds’ sub-advisors use to vote proxies relating to portfolio securities, as well as information on Form N-PX regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, are available, without charge and upon request: (i) by visiting our website at www.nomurapartnersfunds.com; (ii) by calling toll free (800) 535-2726; and (iii) on the SEC’s website at http://www.sec.gov.

Nomura Partners Funds	The World from Asia	:	93

Other Information (Unaudited) (concluded)

Quarterly Portfolio of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available: by visiting our website at www.nomurapartnersfunds.com or on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330 or 1-202-551-8090.

Delivery of Shareholder Documents

The Corporation delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 535-2726, or write to Nomura Partners Funds, Inc., P.O. Box 55760, Boston, MA 02205-8005.

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Shareholder Expense Example (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, as applicable; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, as applicable, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from April 1, 2012 through September 30, 2012.

Actual expenses — Each “Actual Fund Return” row in the following table provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes — Each “Hypothetical Return” row in the following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees, as applicable. Therefore, each “Hypothetical Return” row in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Japan Fund	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period*	Annualized Expense Ratios*
Class A
Actual Fund Return	$1,000.00	$922.32	$8.99	1.87%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.65	9.42	1.87%

Class C
Actual Fund Return	$1,000.00	$918.84	$12.52	2.61%
Hypothetical Return (5% return before expenses)	1,000.00	1,011.95	13.13	2.61%

Class I
Actual Fund Return	$1,000.00	$923.10	$8.51	1.77%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.15	8.92	1.77%

Class S
Actual Fund Return	$1,000.00	$922.93	$8.27	1.72%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.40	8.67	1.72%

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

Nomura Partners Funds	The World from Asia	:	95

Shareholder Expense Example (Unaudited) (continued)

Asia Pacific ex Japan Fund	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period*	Annualized Expense Ratios*
Class A
Actual Fund Return	$1,000.00	$998.00	$8.74	1.75%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.25	8.82	1.75%

Class C
Actual Fund Return	$1,000.00	$994.50	$12.47	2.50%
Hypothetical Return (5% return before expenses)	1,000.00	1,012.50	12.58	2.50%

Class I
Actual Fund Return	$1,000.00	$998.70	$7.50	1.50%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.50	7.57	1.50%

India Fund
Class A
Actual Fund Return	$1,000.00	$1,034.80	$9.92	1.95%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.25	9.82	1.95%

Class C
Actual Fund Return	$1,000.00	$1,042.50	$13.79	2.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,011.50	13.58	2.70%

Class I
Actual Fund Return	$1,000.00	$1,047.20	$8.70	1.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.50	8.57	1.70%

Greater China Fund
Class A
Actual Fund Return	$1,000.00	$1,003.40	$9.77	1.95%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.25	9.82	1.95%

Class C
Actual Fund Return	$1,000.00	$1,000.00	$13.50	2.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,011.50	13.58	2.70%

Class I
Actual Fund Return	$1,000.00	$1,005.06	$8.52	1.70%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.50	8.57	1.70%

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

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Shareholder Expense Example (Unaudited) (concluded)

Global Equity Income Fund	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period*	Annualized Expense Ratios*
Class A
Actual Fund Return	$1,000.00	$1,017.84	$7.57	1.50%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.50	7.57	1.50%

Class C
Actual Fund Return	$1,000.00	$1,014.29	$11.33	2.25%
Hypothetical Return (5% return before expenses)	1,000.00	1,013.75	11.33	2.25%

Class I
Actual Fund Return	$1,000.00	$1,019.36	$6.31	1.25%
Hypothetical Return (5% return before expenses)	1,000.00	1,018.75	6.31	1.25%

Global Emerging Markets Fund
Class A
Actual Fund Return	$1,000.00	$978.09	$9.15	1.85%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.75	9.32	1.85%

Class C
Actual Fund Return	$1,000.00	$973.15	$12.83	2.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,012.00	13.08	2.60%

Class I
Actual Fund Return	$1,000.00	$978.25	$7.91	1.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.00	8.07	1.60%

International Equity Fund
Class A
Actual Fund Return	$1,000.00	$961.12	$5.98	1.22%**
Hypothetical Return (5% return before expenses)	1,000.00	1,018.90	6.16	1.22%**

Class C
Actual Fund Return	$1,000.00	$958.60	$9.65	1.97%**
Hypothetical Return (5% return before expenses)	1,000.00	1,015.15	9.92	1.97%**

Class I
Actual Fund Return	$1,000.00	$962.43	$4.76	0.97%**
Hypothetical Return (5% return before expenses)	1,000.00	1,020.15	4.90	0.97%**

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

**	Expense ratio does not reflect the indirect expense of the underlying fund(s) it invests in.

Nomura Partners Funds	The World from Asia	:	97

Directors and Officers (Unaudited)

The following table presents information about each Director of the Corporation. Unless otherwise noted, the address of each Director is c/o State Street Bank and Trust Company, 4 Copley Place, 5th Floor, CPH-0326, Boston, MA 02116. The term of office for each Director is until the next meeting of stockholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the Corporation. Because the Corporation does not hold an annual meeting of stockholders, each Director will hold office for an indeterminate period until retirement. The following chart lists Directors as of September 30, 2012.

Non-Interested Directors:
Name, Age and Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen

J. Douglas Azar (66)
Director and Chairman of the Board	Director 2005 to present; Vice Chairman 2008 to January 2010 and Chairman of the Board January 2010 to present	Retired, October 2000 to present; CEO of US Retail Financial Services Operations, ING (Amsterdam, Holland), April 2000 to October 2000; prior to his tenure at ING, Mr. Azar was employed in various capacities at American International Group from 1993 through 2000, the last of which was Regional Vice President of AIG Life Insurance Operations (Tokyo, Japan), from 1996 to April 2000; Executive VP of US and Canadian Insurance Operations, North American Life Assurance Co. (Toronto, Canada), 1991 to 1993; from 1970 through 1991, Mr. Azar was employed by Aetna Life and Casualty Company serving in numerous positions, the last one of which was Vice President of Life Insurance Marketing (Hartford, CT).	7

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Directors and Officers (Unaudited) (continued)

Non-Interested Directors:
Name, Age and Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	No. of Portfolios in Fund Complex Overseen

Lynn S. Birdsong (67)
Director and Chairman of the Investment Oversight Committee	2003 to present	Private Investor; Director, The Hartford Funds, May 2003 to present; Trustee, The Natural History Museum of the Adirondacks, December 2006 to present; Director, Berkshire Farm for Youth (social services), June 2003 to present; Trustee, The First Church of Christ, Scientist, Boston Pension Trust and Gift and Endowment Trust, June 2006 to present; Partner, George Birdsong Co. (advertising), January 1981 to present; Director, The Daycroft School Foundation, 2005 to October 2007; Managing Director, Zurich Scudder Investments (asset management), January 1979 to April 2002.	7

Gregory A. Boyko (61)
Director	2011 to present	Senior Advisor, Evolution Benefits (medical savings accounts) 2009-2011; Senior Vice President and Head of Business Solutions Group, Hartford Financial Services, 2008-2009; Chairman, President and CEO, Hartford Life Insurance KK – Tokyo, Japan, 2006-2007; Chairman and CEO, Hartford Life International, LTD (insurance), 1998-2006.	7

James A. Firestone (57)
Director and Chairman of the Audit Committee	2005 to present	President, Corporate Operations and Executive Vice President, Xerox Corporation (printing and imaging), August 2008 to present; President, Xerox North America and Senior Vice President, Xerox Corporation, October 2004 to August 2008; President Corporate Operations and Senior Vice President, Xerox Corporation, 2002 to 2004; Director, Fuji Xerox Corp, Ltd., October 2002 to 2004 and January 2009 to present.	7

Nomura Partners Funds	The World from Asia	:	99

Directors and Officers (Unaudited) (continued)

The following table presents information about each Officer of the Corporation. Unless otherwise noted, (i) each Officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Officer is c/o State Street Bank and Trust Company, 4 Copley Place, 5th Floor, CPH-0326, Boston, MA 02116. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other Officers hold offices in accordance with the By-Laws of the Corporation. The following chart lists Officers as of September 30, 2012.

Officers:
Name, Age and Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years

Richard J. Berthy (54)
Principal Executive Officer and President*+	April 2010 to present, September 2009 to April 2010 Principal Financial Officer and Treasurer	Chief Executive Officer, Foreside Financial Group, LLC, July 2012 to present; President, Foreside Financial Group, LLC, May 2008 to July 2012; Chief Administrative Officer, Foreside Financial Group, LLC, January 2005 to May 2008.

Richard F. Cook, Jr. (61)
Chief Compliance Officer*+	April 2007 to present

Director of Foreside Compliance Services, LLC, January 2006 to present; Founder and Managing Member of Northlake, LLC, 2002 to present; Employee of Foreside Fund Services, LLC, November 2005 to

January 2006.

James Atwood (48)
Anti-Money Laundering Compliance Officer*+	April 2010 to present	Compliance Analyst, Foreside Compliance Services, LLC, 2007 to present; Personal Sabbatical, 2004 to 2007; Attorney, Pierce Atwood, 2001 to 2004.

Monique D. Labbe (38)++
Assistant Treasurer #	February 2012 to November 2012	Assistant Vice President State Street Bank and Trust Company.

Marjorie Caldwell (42)
Assistant Treasurer #	November 2012 to present	Assistant Vice President State Street Bank and Trust Company.

Cynthia Morse-Griffin (36)
Principal Financial Officer and Treasurer*+	February 2012 to present	Fund Principal Financial Officer, Foreside Management Services, LLC.

100	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Directors and Officers (Unaudited) (concluded)

Officers:
Name, Age and Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years

David James (41)++
Secretary#**	November 2009 to November 2012	Vice President and Managing Counsel, State Street Bank and Trust Company, November 2009 to present; Vice President and Counsel, PNC Global Investment Servicing (US), Inc. June 2006 to October 2009.

Brian C. Poole (41)
Secretary#**	November 2012 to present	Vice President and Counsel, State Street Bank and Trust Company, 2008-present; Assistant Secretary of Nomura Partner’s Funds, Inc. May 2012 to November 2012; Associate Counsel, Investor’s Bank & Trust Company, 2004-2007.

*	The Corporation’s President, Treasurer, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer each also serves as an officer to other unaffiliated mutual funds or closed-end funds for which Foreside Fund Services, LLC, or its affiliates act as distributor or provider of other services.

+	The address for Richard J. Berthy, Richard F. Cook, Jr., James Atwood and Cynthia Morse-Griffin is Foreside Financial Group, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101.

#	The address for Monique Labbe, Marjorie Caldwell, David James and Brian Poole is State Street Bank and Trust Company, 4 Copley Place, 5th Floor, CPH-0376, Boston, MA 02116.

**	The Corporation’s Assistant Secretary and Secretary each also serves as an officer to other unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services.

++	Effective November 13, 2012, Monique Labbe and David James have resigned as Assistant Treasurer and Secretary, respectively.

Nomura Partners Funds	The World from Asia	:	101

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

Nomura Partners Funds:

Asian and global funds from leading Asian and global managers

Nomura Partners Funds offers a unique selection of mutual funds investing in Asian and global markets. Managed by Nomura Asset Management and premier managers in Europe and the United States, we provide a global perspective on today’s global markets. Our flagship fund, The Japan Fund, has been investing in Japanese equities since 1962 and is the oldest Japanese equity mutual fund in the United States. Nomura Asset Management is one of Asia’s leading investors with approximately $281.5 billion in assets under management as of September 30, 2012.

Nomura Partners Funds, Inc. c/o State Street Bank and Trust Company 4 Copley Place, 5th Floor CPH-0326 Boston, MA 02116	Distributor: Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101 www.foreside.com

Investment Advisor: Nomura Asset Management U.S.A. Inc. Two World Financial Center Building B, 18th Floor New York, NY 10281	Chairman and Board of Directors: Nomura Partners Funds, Inc. 4 Copley Place, 5th Floor CPH-0326 Boston, MA 02116

To Obtain More Information: Call 1-800-535-2726 or visit us online at www.nomurapartnersfunds.com This material must be preceded or accompanied by a current prospectus.

Printed on recycled paper.

Nomura Asset Management U.S.A. Inc.

2 World Financial Center, Building B, 18th Floor New York, New York 10281-1712

www.nomurapartnersfunds.com

NOM-AR-001-0912

Item 2.        Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.        Audit Committee Financial Expert.

(a)(1)	The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)	The audit committee financial expert is Gregory A. Boyko and he is independent as defined in Item 3(a)(2) of Form N-CSR.

Item 4.        Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate Audit Fees of the registrant’s principal accountant for professional services rendered for the audits of the registrant’s annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2012 and September 30, 2011, respectively, were $118,500 and $160,000.

(b)	Audit-Related Fees. The aggregate Audit-Related Fees of the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit or review of the registrant’s financial statements and are not reported as Audit Fees, which included the review of financial information contained within registration statement filings conducted on behalf of the registrant, as cited within paragraph (e)(2) of this Item, for the fiscal years ended September 30, 2012 and September 30, 2011, respectively, were and $0 and $0.

(c)	Tax Fees. The aggregate Tax Fees of the registrant’s principal accountant for professional services rendered for tax compliance, tax advice and tax planning services, which included the review of Federal and state income tax returns and the review of federal excise tax returns, for the fiscal years ended September 30, 2012 and September 30, 2011, respectively, were $20,000 and $22,500.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.

(d)	All Other Fees. The aggregate Other Fees of the registrant’s principal accountant for all other non-audit services rendered to the registrant, which included an annual review of the registrant’s anti-money laundering program, for the fiscal years ended September 30, 2012 and September 30, 2011, respectively, were $9,000 and $9,000.

(e)(1)	The audit committee of the registrant’s board of directors, pursuant to its audit committee charter (the “Charter”) and in accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, selected the principal accountant and approved, except as stated in paragraph (e)(2) below, all of the audit and non-audit services that were provided and the fees that were paid in each of 2012 and 2011 before the principal accountant was engaged to provide such services. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also, if applicable, pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser or its adviser affiliates that provide ongoing services to the registrant, if the engagement relates to the operations and financial reporting of the registrant. To date the audit committee has not adopted any pre-approval policies and procedures (as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X) regarding the provision of audit or non-audit services to the registrant. The audit committee itself must approve all such services in advance in accordance with its Charter.

(e)(2)	All services described in each of paragraphs (b) through (d) of this Item were pre-approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X before the engagement of the principal accountant.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the full-time, permanent employees of the principal auditor was 0%.

(g)	The aggregate non-audit fees billed to the registrant’s investment adviser or its adviser affiliates for professional services rendered to the registrant’s investment adviser or its adviser affiliates that provide ongoing services to the registrant for each of the last fiscal year of the registrant were as follows:

FY 2012: $0

FY 2011: $0

(h)	The registrant’s audit committee has considered the provision of non-audit services that were rendered by the principal accountant to the registrant’s investment adviser and the adviser’s affiliates, including, if applicable, any that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining the independence of the accountant, taking into account representations from the principal auditor, in accordance with Independence Standards Board requirements and the meaning of the Securities laws administered by the SEC, regarding its independence from the registrant, its investment adviser and the adviser’s affiliates.

Item 5.        Audit Committee of Listed Registrants.

Not applicable.

Item 6.        Investments.

(a)	The registrant’s full schedule of investments is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.        Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.        Portfolio Managers of Closed-End Investment Management Companies.

Not applicable.

Item 9.        Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

During the reporting period, there have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.        Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this Form N-CSR filing that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.        Exhibits.

(a)(1)	Code of Ethics is filed herewith.

(a)(2)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are filed herewith as Exhibit 99CERT.

(a)(3)	Not applicable.

(b)	Certifications of principal executive officer and principal financial and accounting officer of the registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): NOMURA PARTNERS FUNDS, INC.

By (Signature and Title):	/s/ Richard J. Berthy
Richard J. Berthy President and Principal Executive Officer

Date: December 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Richard J. Berthy
Richard J. Berthy President and Principal Executive Officer

Date: December 7, 2012

By (Signature and Title):	/s/ Cynthia Morse-Griffin
Cynthia Morse-Griffin Treasurer and Principal Financial Officer

Date: December 7, 2012